UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3591

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Twelve months ended December 31, 2003


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference (registered trademark)

December 31, 2003

Annual Report

Calvert Variable Series, Inc.

Calvert Portfolios

**********************************************************************************************************************

Calvert Variable Series, Inc.

Calvert Social Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

For the twelve months ended December 31, 2003, the Portfolio returned 0.64%*, on  par with the 0.64% return for the Lipper Variable Money Market Funds Average.

Investment Climate

Despite war and other worries, the U.S. economy seems poised to grow faster than expected at the end of 2003. We believe that economic growth in 2004 should be stronger than the half-century average of 3.3% but we did, however, see reasons for tempering our optimism with caution. Businesses are now more aggressive in capital spending, an important development, but that has not yet translated into robust labor market growth. The current unemployment rate of 5.7% is only slightly lower than the 6.0% rate at the end of 2002. In 2003, consumer spending abated, but it was still relatively strong. Core consumer inflation has not hovered around the 1% level since the mid-1960s. The trend in price disinflation and concern about a weak labor market, world events, and post-bubble drag were among the reasons that caused the Federal Reserve to reduce its target interest rate by a quarter point in June. The Fed Funds target interest rate now sits at 1%, a level not consistently seen since the mid-1950s.

Portfolio Strategy

During the year, we balanced our short-term purchases with purchases of government agency securities in the twelve- to thirteen-month ranges. Our short-term purchases focused on weekly variable rate demand notes, which should reset quickly when the Fed begins to raise rates. At the same time, we purchased longer government agencies to protect Portfolio yield, since we believed rates would remain low for an extended period of time.

Outlook

The year 2004 presents investors with much uncertainty. U.S. fiscal and monetary policies remain quite stimulative and should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in disinflation and the reality of excess capacity are key reasons the Fed has stated it can maintain an accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers. The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. interest rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates. We expect money market rates to remain quite low for much of the year as the Fed patiently hopes and waits for better job growth and continued low inflation.

Sincerely,

/s/ James B. O'Boyle                                                /s/ Thomas A. Dailey

Portfolio Managers, Calvert Asset Management Company**

January, 2004

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Money Market Portfolio. Performance of the two funds will differ.

**See page 15.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Money Market Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Money Market Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Money Market Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Money Market Portfolio

Statement of Net Assets

December 31, 2003

	Principal
Taxable Variable Rate Demand Notes* - 68.6%	Amount	Value
550 West 14th Place Revenue, 1.19%, 2/1/29, LOC: Harris Trust	$460,000	$460,000
Alabama Incentives Financing Authority, 1.20%, 10/1/29, BPA: Southtrust Bank, AMBAC Insured	590,000	590,000
Alabama State HFA Revenue, 1.55%, 10/1/38, LOC: First Tennessee Bank	300,000	300,000
Alabama State IDA, 1.25%, 5/1/10, LOC: Regions Bank	75,000	75,000
Alaska Housing Finance Corp., 1.17%, 12/1/32, MBIA Insured, TOA: Alaska Housing Finance Corp.	495,000	495,000
Atmore, Alabama Industrial Development Board Revenue, 1.30%, 8/1/22, C/LOC: Bank of New York	500,000	500,000
California Pollution Control Financing Authority IDA Revenue, 1.25%, 9/1/05,
LOC: Wells Fargo Bank, NA	200,000	200,000
Columbus, Georgia Development Authority Revenue, 1.17%, 12/1/19, LOC: Bank of Nova Scotia	350,000	350,000
Dade County, Florida Expressway Authority Toll System Revenue, 1.20%, 7/1/19, BPA: FGIC SPI,
FGIC Insured	385,000	385,000
Holland Board of Public Works Home Building Co., 1.40%, 11/1/22, LOC: Wells Fargo Bank, NA	350,000	350,000
Main & Walton Development Co., LLC, 1.20%, 9/1/26, LOC: Waypoint Bank, C/LOC: FHLB	790,000	790,000
Meyer Cookware Industries, 1.15%, 5/1/27, LOC: BNP Paribas	460,000	460,000
Montgomery, Alabama Industrial Development Board Pollution Control Revenue, 1.49%, 5/1/22,
LOC: AmSouth Bank	325,000	325,000
Montgomery County, Kentucky IDA Revenue, 1.20%, 8/1/06,
LOC: Fleet National Bank	344,000	344,000
Nevada Housing Division Revenue, 1.17%, 4/1/31, LOC: East-West Bank, C/LOC: FHLB	235,000	235,000
New Jersey Economic Development Authority Revenue, 1.29%, 11/1/06, LOC: Wachovia Bank, NA	170,000	170,000
New York City Housing Development Corp. MFH Revenue, 1.12%, 6/1/33,
LOC: Bayer Landesbank GZ	400,000	400,000
New York State Housing Finance Agency Revenue, 1.12%, 11/1/33, LOC: Key Bank	300,000	300,000
Post Apartment Homes LP MFH Revenue, 1.12%, 7/15/29, CA: Fannie Mae	375,000	375,000
Racetrac Capital, LLC, 1.20%, 9/1/20, LOC: Regions Bank	300,000	300,000
Rocketship Properties III, LLC, 1.34%, 6/1/10, LOC: National Bank of South Carolina	295,000	295,000
St. Joseph County, Indiana Economic Development Revenue, 1.32%, 6/1/27,
LOC: FHLB Indianapolis	60,000	60,000
St. Paul, Minnesota Housing and Redevelopment Authority, 1.15%, 6/1/15, LOC: Dexia Credit Local	400,000	400,000
St. Paul, Minnesota Port IDA, 1.65%, 6/1/11, LOC: US Bank, NA	525,000	525,000
San Joaquin Mariners Association LP, 1.20%, 7/1/29, LOC: Credit Suisse First Boston	475,000	475,000
Southeast Alabama Gas Distribution Revenue, 1.20%, 6/1/25, BPA: Amsouth, AMBAC Insured	475,000	475,000
Washington State Housing Finance Commission Revenue, 1.18%, 7/15/34, LOC: Fannie Mae	420,000	420,000
Wyandotte County and Kansas City, Kansas MFH Revenue, 1.80%, 6/15/35, LOC: Fannie Mae	350,000	350,000

Total Taxable Variable Rate Demand Notes (Cost $10,404,000)		10,404,000

U.S. Government Agencies and	Principal
Instrumentalities - 30.6%	Amount	Value
Fannie Mae, 1.55%, 12/6/04	$500,000	$500,000
Fannie Mae Discount Notes:
4/30/04	1,000,000	996,183
11/12/04	500,000	494,141
Federal Home Loan Bank, 5.375%, 1/5/04	150,000	150,062
Federal Home Loan Bank Discount Notes:
4/26/04, C/LOC: FHLB Atlanta	1,000,000	996,391
5/21/04	500,000	497,787
Freddie Mac, 1.375%, 11/9/04	500,000	500,000
Freddie Mac Discount Notes, 5/20/04	500,000	497,871

Total U.S. Government Agencies and Instrumentalities (Cost $4,632,435)		4,632,435

TOTAL INVESTMENTS (Cost $15,036,435) - 99.2%		15,036,435
Other assets and liabilities, net - 0.8%		114,055
Net Assets - 100%		$15,150,490

Net Assets Consist of:
Par value and paid-in capital applicable to 15,155,444 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		15,150,490

Net Assets		$15,150,490

Net Asset Value Per Share		$1.00

*  Tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	FGIC: Federal Guaranty Insurance Company
CA: Collateral Agreement	FGIC SPI: Federal Guaranty Insurance Company Securities Purchase, Inc.
C/LOC: Confirming Letter of Credit	FHLB: Federal Home Loan Bank
LOC: Letter of Credit	HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
TOA: Tender Option Agreement

See notes to financial statements.

Money Market Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Interest income	$263,857
Total investment income	263,857

Expenses:
Investment advisory fee	57,903
Transfer agency fees and expenses	5,795
Administrative fees	38,598
Accounting fees	11,380
Directors' fees and expenses	1,977
Custodian fees	8,987
Reports to shareholders	1,380
Professional fees	15,577
Insurance	4,954
Miscellaneous	1,120
Total expenses	147,671
Fees waived	(7,527)
Fees paid indirectly	(1,603)
Net expenses	138,541

Net Investment Income	125,316

Increase (Decrease) in Net Assets
Resulting From Operations	$125,316

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$125,316	$306,612
Net realized gain (loss)	--	557

Increase (Decrease) in Net Assets
Resulting From Operations	125,316	307,169

Distributions to shareholders from:
Net investment income	(127,886)	(311,835)

Capital share transactions:
Shares sold	8,314,135	16,690,773
Reinvestment of distributions	128,349	312,258
Shares redeemed	(15,738,148)	(16,330,548)
Total capital share transactions	(7,295,664)	672,483

Total Increase (Decrease) in Net Assets	(7,298,234)	667,817

Net Assets
Beginning of year	22,448,724	21,780,907
End of year (including undistributed net investment
income of $0 and $2,191, respectively)	$15,150,490	$22,448,724

Capital Share Activity
Shares sold	8,314,135	16,690,773
Reinvestment of distributions	128,349	312,258
Shares redeemed	(15,738,148)	(16,330,548)
Total capital share activity	(7,295,664)	672,483

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:   Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:   The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:   Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:   The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Portfolio has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .30%, of the Portfolio's average daily net assets. Under the terms of the agreement $6,980 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Under the terms of the agreement $2,103 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,077 for the year ended December 31, 2003. Under the terms of the agreement, $134 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

The cost of investments owned at December 31, 2003 for federal income tax purposes was $15,036,435.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$127,886	$311,835
Total	$127,886	$311,835

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the redesignation of dividends.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchases and sales transactions were $14,365,000 and $18,845,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds.  The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$6,827	1.63%	$577,526	June 2003

Money Market Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
		2003	2002
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.006	.014
Total from investment operations		.006	.014
Distributions from
Net investment income		(.006)	(.014)
Total increase (decrease) in net asset value		--	--
Net asset value, ending		$1.00	$1.00

Total return*		0.64%	1.44%
Ratios to average net assets:
Net investment income		.65%	1.40%
Total expenses		.77%	.74%
Expenses before offsets		.73%	.71%
Net expenses		.72%	.70%
Net assets, ending (in thousands)		$15,150	$22,449

		Years Ended
	December 31,	December 31,	December 31,
	2001	2000	1999
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.037	.058	.047
Total from investment operations	.037	.058	.047
Distributions from
Net investment income	(.037)	(.058)	(.047)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.74%	5.94%	4.82%
Ratios to average net assets:
Net investment income	3.67%	5.85%	4.72%
Total expenses	.67%	.66%	.67%
Expenses before offsets	.67%	.66%	.67%
Net expenses	.63%	.61%	.64%
Net assets, ending (in thousands)	$21,781	$22,969	$16,387

*           Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SENIOR PORTFOLIO MANAGER INFORMATION TABLE

Name: Thomas A. Dailey

Position: Vice President, Tax Exempt and Money Market Division for Calvert Asset Management Company, Inc. (CAMCO)

Portfolio Responsibilities: Mr. Dailey is the senior member of the Tax Exempt and Money Market Division. He manages several of Calvert's money market portfolios and oversees the implementation of CAMCO's money market investment strategy. Mr. Dailey received a BS in Finance and Administration/Management from LaRoche College and has over 10 years of experience in the financial services industry.

Calvert Variable Series, Inc.

Calvert Social Small Cap Growth Portfolio

Managed by Awad Asset Management, Inc.

Dear Investor:

Performance

The CVS Calvert Social Small Cap Growth Portfolio returned 39.57% in 2003, compared to 47.25% for the Russell 2000.

Investment Climate

The markets have a wonderful way of humbling the best investment minds:  2003 was supposed to be a year that could provide modest returns, with 2004 offering real promise. Instead, 2003 turned out to be a phenomenal year for equities.

However, 2003 also turned out to be a challenging year in terms of outperforming the Russell 2000. The crux of the performance issue for the Portfolio developed in the first half of the year. During that period, there was a significant reversal of sentiment in equity markets, as stocks that had gone down the most from March 2000 through March 2003 regained a lot of ground through June as investor perspective shifted. In general, low-quality stocks did well; high-valuation stocks did well; and high-volatility stocks did well. Since we emphasize high-quality stocks and price discipline and valuation in selecting stocks for the Portfolio, it was very difficult to outperform the Russell 2000 during this period.

The remainder of the year reflected a more traditional, relative-value environment, and during this period, the Portfolio performed well relative to the Russell 2000.

Portfolio Strategy

Stock performance within the universe of small-cap stocks reflected general market trends. The smallest of small-cap stocks generally posted the strongest returns, while stocks at the upper end of the small-cap range lagged. The Portfolio is traditionally more heavily weighted in stocks at the upper end of the small-cap range.

From a sector allocation perspective, the Portfolio was overweighted in Consumer stocks and underweighted in Technology and Health Care stocks throughout the year. Good stock selection mitigated the negative effects of underweighting Technology and eliminated the penalty for overweighting the Consumer Discretionary sector. In Health Care, the combination of underweighting a strong sector and poor stock performance within the sector undermined overall performance. Other areas of underperformance included investments in the Materials and Processing, and Financial Services sectors, where in each case our picks within the sector -- many reflecting our high-quality bias -- underperformed.

CVS Calvert Social

Small Cap Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	39.57%
Five year	8.74%
Since inception (3.15.95)	7.52%

1                      Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2                      For comparison purposes, Portfolio and Index performance is shown from the month end date of 3.31.95.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective October 1997.

Outlook

The current consensus is that 2004 will be another good year for U.S. equity markets. Can the consensus be wrong again?

There are many reasons to be optimistic as the new year starts. The economy has good momentum right now, and continued economic growth is needed to support the rising valuations of the last year. Having shed the effects of mistakes and excesses in the downturn, we believe U.S. corporations are in great shape to take advantage of economic improvement. However, optimism should be tempered by caution, as we are concerned that sustained high growth rates can lead to inflation and higher interest rates, both of which would effectively put a damper on this rally. A loss of momentum in economic growth could easily lead to earnings disappointments and no progress on the unemployment front. Of course, the uncertainty of geopolitical risks hangs over the markets still.

Taking both positive and negative factors into consideration, we believe the prudent approach is to be cautiously optimistic. Investors should consider sticking to companies with good balance sheets, sound business models, understandable accounting, good governance, and attractive valuations. While the rally has raised the general level of valuations as great stock returns have gotten ahead of solid earnings growth, we believe that through diligent research we can identify stocks that are quite attractively priced.

Sincerely,

/s/ James D. Awad

Awad Asset Management

January 2004

Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the New Vision Small Cap Fund. Performance of the two funds will differ.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Small Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Small Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Small Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Small Cap Growth Portfolio

Statement of Net Assets

December 31, 2003

Equity Securities - 98.7%	Shares	Value
Agricultural Products - 2.9%
Corn Products International, Inc.	13,500	$465,075

Banks - Regional - 5.0%
Capital Crossing Bank *	7,900	373,994
North Fork Bancorp, Inc.	10,800	437,076
		811,070

Communications Equipment - 7.0%
CommScope, Inc.*	36,700	599,311
Plantronics, Inc.*	16,400	535,460
		1,134,771

Computers - Software & Services - 3.4%
Barra, Inc.	15,800	560,742

Consumer Finance - 6.6%
MCG Capital Corp.	20,500	399,750
PMI Group, Inc.	18,300	681,309
		1,081,059

Electrical Equipment - 4.8%
Rayovac Corp.*	37,000	775,150

Equipment - Semiconductors - 2.4%
Axcelis Technologies, Inc.*	38,500	393,470

Financial - Diversified - 5.5%
Highland Hospitality Corp.* (REIT)	50,000	545,000
Quanta Capital Holdings Ltd. (b)(e)(i)	30,000	345,000
		890,000

Healthcare - Drug - Major Pharmaceutical - 1.3%
KV Pharmaceutical Co.*	8,550	218,025

Healthcare - Medical Products & Supplies - 2.3%
Sola International, Inc.*	20,100	377,880

Investment Banking / Brokerage - 3.2%
Interactive Data Corp.*	32,000	529,920

Photography / Imaging - 1.9%
Concord Camera Corp.*	34,100	315,425

Publishing - 4.0%
John Wiley & Sons, Inc.	25,400	661,162

Restaurants - 6.5%
Brinker International, Inc.*	25,800	855,528
Ruby Tuesday, Inc.	7,400	210,826
		1,066,354

Retail - Computers & Electronics - 3.2%
Tech Data Corp.*	13,000	515,970

Retail - Department Stores - 2.7%
Stage Stores, Inc.*	15,500	$432,450

Retail - Specialty - 6.6%
Barnes & Noble, Inc.*	15,000	492,750
Sonic Automotive, Inc.	10,100	231,492
United Auto Group, Inc.	11,500	359,950
		1,084,192

Services - Advertising / Marketing - 2.6%
infoUSA, Inc.*	56,500	419,230

Services - Commercial & Consumer - 18.2%
Brink's Co.	28,500	644,385
NCO Group, Inc.*	29,100	662,607
SOURCECORP, Inc.*	20,200	517,726
StarTek, Inc.	13,700	558,823
Viad Corp.	23,700	592,500
		2,976,041

Services - Data Processing - 3.7%
Bisys Group, Inc.*	16,000	238,080
Ceridian Corp.*	17,600	368,544
		606,624

Services - Telecommunication - 4.9%
Allstream, Inc.	14,000	802,900

Total Equity Securities (Cost $12,617,567)		16,117,510

TOTAL INVESTMENTS (Cost $12,617,567) - 98.7%		16,117,510
Other assets and liabilities, net - 1.3%		210,334
Net Assets - 100%		$16,327,844

Net Assets Consist of:
Par value and paid-in capital applicable to 1,073,256 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$15,867,630
Accumulated net realized gain (loss) on investments		(3,040,514)
Net unrealized appreciation (depreciation) on investments and assets and liabilities
denominated in foreign currencies		3,500,728

Net Assets		$16,327,844

Net Asset Value per Share		$15.21

(b)        This security is valued by the Board of Directors. See Note A.

(i) Restricted securities represent 2.1% of net assets of the Portfolio.

(e)        Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*   Non-income producing security.

See notes to financial statements.

Small Cap Growth Portfolio

Statement of Operations

year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $5,549)	$122,345
Interest income	416
Total investment income	122,761

Expenses:
Investment advisory fee	96,178
Transfer agent fees and expenses	12,918
Accounting fees	10,046
Directors' fees and expenses	1,305
Administrative fees	32,059
Custodian fees	10,964
Reports to shareholders	1,739
Professional fees	14,226
Miscellaneous	2,329
Total expenses	181,764
Fees waived	(7,445)
Fees paid indirectly	(5,859)
Net expenses	168,460

Net Investment Income (Loss)	(45,699)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(1,333,929)

Change in unrealized appreciation (depreciation) on:
Investments	5,758,718
Assets and liabilities denominated in foreign currencies	785
5,759,503

Net Realized and Unrealized Gain
(Loss) on Investments	4,425,574

Increase (Decrease) in Net Assets
Resulting From Operations	$4,379,875

See notes to financial statements.

Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($45,699)	$398,732
Net realized gain (loss)	(1,333,929)	(1,350,290)
Change in unrealized appreciation or (depreciation)	5,759,503	(3,600,606)

Increase (Decrease) in Net Assets
Resulting From Operations	4,379,875	(4,552,164)

Distributions to shareholders from:
Net investment income	(197,218)	(201,510)
Net realized gain on investments	--	(249,448)
Total distributions	(197,218)	(450,958)

Capital share transactions:
Shares sold	6,180,812	14,667,580
Reinvestment of distributions	197,218	450,958
Shares redeemed	(6,236,812)	(10,714,941)
Total capital share transactions	141,218	4,403,597

Total Increase (Decrease) in Net Assets	4,323,875	(599,525)

Net Assets
Beginning of year	12,003,969	12,603,494
End of year (including undistributed net investment income
of $0 and $197,222, respectively)	$16,327,844	$12,003,969

Capital Share Activity
Shares sold	471,944	1,009,927
Reinvestment of distributions	12,857	41,108
Shares redeemed	(499,425)	(814,784)
Total capital share activity	(14,624)	236,251

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:   Calvert Social Small Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:   Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, $345,000, or 2.1% of net assets, were valued at fair value by the Board of Directors.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .75%, of the Portfolio's average daily net assets. Under the terms of the agreement, $12,282 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's average daily net assets. For the year ended December 31, 2003, CASC waived $7,445 of its fee. Under the terms of the agreement, $2,775 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,968,452  and $7,784,658, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $12,740,442. Net unrealized appreciation aggregated $3,377,068, of which $3,606,995 related to appreciated securities and $229,927 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $1,506,548 and $1,411,091 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2010 and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$197,218	$201,510
Long-term capital gain	--	249,448
Total	$197,218	$450,958

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($2,917,639)
Unrealized appreciation (depreciation)	3,377,068
Total	$459,429

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to net operating losses.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchase and sale transactions were $1,000,000 and $1,000,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$3,467	1.70%	$118,522	June 2003

Tax Information (Unaudited) For corporate shareholders, 100% of the ordinary distributions paid during the taxable year ended December 31, 2003 qualify for the corporate dividends received deduction.

Small Cap Growth Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
		2003	2002
Net asset value, beginning		$11.03	$14.80
Income from investment operations
Net investment income (loss)		(.04)	.37
Net realized and unrealized gain (loss)		4.41	(3.71)
Total from investment operations		4.37	(3.34)
Distributions from
Net investment income		(.19)	(.19)
Net realized gains		--	(.24)
Total distributions		(.19)	(.43)
Total increase (decrease) in net asset value		4.18	(3.77)
Net asset value, ending		$15.21	$11.03

Total return*		39.57%	(22.55%)
Ratios to average net assets:
Net investment income (loss)		(.36%)	2.66%
Total expenses		1.42%	1.38%
Expenses before offsets		1.36%	1.32%
Net expenses		1.31%	1.28%
Portfolio turnover		63%	66%
Net assets, ending (in thousands)		$16,328	$12,004

		Years Ended
	December 31,	December 31,	December 31,
	2001	2000	1999
Net asset value, beginning	$13.58	$13.27	$11.12
Income from investment operations
Net investment income (loss)	(.06)	(.10)	(.05)
Net realized and unrealized gain (loss)	1.54	.94	2.20
Total from investment operations	1.48	.84	2.15
Distributions from
Net investment income	--	--	**
Net realized gains	(.26)	(.53)	--
Total distributions	(.26)	(.53)	--
Total increase (decrease) in net asset value	1.22	.31	2.15
Net asset value, ending	$14.80	$13.58	$13.27

Total return*	10.86%	6.29%	19.38%
Ratios to average net assets:
Net investment income (loss)	(.52%)	(.86%)	(.51%)
Total expenses	1.39%	1.61%	1.58%
Expenses before offsets	1.39%	1.61%	1.58%
Net expenses	1.22%	1.26%	1.15%
Portfolio turnover	59%	106%	79%
Net assets, ending (in thousands)	$12,603	$7,204	$4,449

*           Total return is not annualized for periods less than one year.

**          Distribution was less than .01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Mid Cap Growth Portfolio

Managed by Brown Capital Management, Inc.

Dear Investor:

Performance

For the year ended December 31, 2003, the CVS Calvert Social Mid-Cap Growth Portfolio returned 31.68%. For the same period, the Russell Mid Cap Growth Index returned 42.71%. The Portfolio underperformed its benchmark by 11.03%, the primary detractor being underperformance in the Health Care sector.

Investment Climate

In 2003, growth came back into a competitive posture. The Russell 1000 Growth Index increased by 29.8%, and the Russell 1000 Value Index gained 30.0%.  The Russell 2000 Growth Index increased by 48.5%, and the Russell 2000 Value Index gained 46.0%. 2003 was also a solid year in that every sector in the Russell Mid Cap Growth Index produced a positive return. Technology produced the highest return, and the Integrated Oils sector the lowest. Based on our investment approach, it is comforting that recent market action seems to be suggesting that fundamentals, quality, and valuation do indeed matter. In general, we find that companies with increasing rates of productivity and superior revenue and earnings growth are being rewarded with price appreciation and premium multiples.

Portfolio Strategy

Sector allocation was a modest detractor from performance in 2003 relative to the benchmark, with a larger portion of the margin of underperformance coming from individual stock selection. Against strong benchmark performance, the Portfolio generated superior stock selection in the Producer Durables, Consumer Staples, and Utilities sectors. The Portfolio also produced a positive return in all sectors but did not exceed the benchmark return in the Health Care, Technology, Financial Services, Consumer Discretionary, Autos and Transportation, Other Energy, Materials and Processing, and Other sectors.  Over the course of the year, our cash balance averaged 1.8% of the portfolio, which detracted from performance, as well.

During 2003, we pursued two objectives, one related to fundamental analysis, and the other related to portfolio construction. First, we sought to identify and then invest in growth industries within the broad economic sectors. Second, from a risk perspective, we sought to construct a portfolio that would reflect a balance of our bottom-up, fundamental stock selection style and our desire to minimize the effects of sector allocation relative to stock selection on overall performance.

CVS Calvert Social

Mid Cap Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.03)
One year	31.68%
Five year	-0.19%
Ten year	7.93%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New subadvisors assumed management of the Portfolio effective December 1994.

The Portfolio changed its primary benchmark to the more closely correlated Russell Midcap Growth Index in September 2002.

Outlook

Our outlook for 2004 is positive. The underlying fundamentals that drive stock prices have not been as favorable as they are now for a long time. We expect corporate profits to increase by more than 10% in 2004. In part, this anticipated increase rests on an improving economy, and in part it rests on historical comparisons. Deflation seems highly unlikely, and inflation is expected to remain tame. While we expect long-term interest rates to increase in the second half of the year, we don't think the increase will be enough to destabilize the equity market. We expect GDP growth to be better than 4% in 2004.

The extra "kicker" to stock price appreciation that we think will be absent this round is P/E expansion. The broad stock market, as measured by the S&P 500, is currently selling at about 21 times 2004 estimated earnings. We don't think this is excessive pricing in the current low-interest-rate environment, but it certainly is not cheap. Therefore, we believe earnings, not P/E expansion, will drive the 8-10% stock market gain that we expect this year.

Sincerely,

/s/ Ed Brown

Brown Capital Management

January 2004

Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Capital Accumulation Fund. Performance of the two funds will differ.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Mid Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Mid Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Mid Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Mid Cap Growth Portfolio

Statement of Net Assets

December 31, 2003

Equity Securities - 99.2%	Shares	Value
Air Freight - 0.6%
EGL, Inc.*	21,500	$377,540

Auto Parts & Equipment - 0.4%
Gentex Corp.	6,000	264,960

Banks - Regional - 1.5%
Commerce Bancorp, Inc.	12,000	632,160
First Tennessee National Corp.	6,800	299,880
		932,040

Biotechnology - 2.7%
Genzyme Corp - General Division *	12,700	626,618
Medimmune, Inc.*	42,600	1,082,040
		1,708,658

Chemicals - 1.0%
Airgas, Inc.	30,200	648,696

Computers - Networking - 2.0%
Avaya, Inc.*	49,000	634,060
Network Appliance, Inc.*	30,400	624,112
		1,258,172

Computers - Peripherals - 0.5%
EMC Corp.*	22,185	286,630

Computers - Software & Services - 8.8%
Adobe Systems, Inc.	35,400	1,391,220
Autodesk, Inc.	34,700	852,926
Fair Isaac Corp.	9,700	476,852
Hyperion Solutions Corp.*	35,300	1,063,942
Macromedia, Inc.*	50,500	900,920
Progress Software Corp.*	40,200	822,492
		5,508,352

Consumer Finance - 1.6%
Providian Financial Corp.*	84,400	982,416

Electrical Equipment - 3.0%
Molex, Inc.	17,500	610,575
Sanmina-SCI Corp.*	53,500	674,635
SPX Corp.*	10,700	629,267
		1,914,477

Electronics - Component Distribution - 0.5%
W.W. Grainger, Inc.	6,300	298,557

Electronics - Instrument - 3.6%
Coherent, Inc.*	26,700	635,460
Tektronix, Inc.	30,200	954,320
Trimble Navigation Ltd *	17,800	662,872
		2,252,652

Electronics - Semiconductors - 8.3%
Altera Corp.*	60,300	$1,368,810
Analog Devices, Inc.	35,900	1,638,835
MEMC Electronic Materials, Inc.*	15,300	147,186
REMEC, Inc.*	44,200	371,722
Xilinx, Inc.*	44,000	1,704,560
		5,231,113

Equipment - Semiconductors - 3.5%
Cymer, Inc.*	22,700	1,048,513
Lam Research Corp.*	36,100	1,166,030
		2,214,543

Footwear - 1.8%
Timberland Co.*	21,200	1,103,884

Healthcare - Hospital Management - 1.9%
Health Management Associates, Inc.	49,350	1,184,400

Healthcare - Managed Care - 3.4%
Coventry Health Care, Inc.*	20,800	1,341,392
Mid Atlantic Medical Services, Inc.*	12,300	797,040
		2,138,432

Healthcare - Medical Products & Supplies - 11.2%
Affymetrix, Inc.*	49,700	1,223,117
Biomet, Inc.	33,900	1,234,299
Henry Schein, Inc.*	15,200	1,027,216
Patterson Dental Supply, Inc.*	8,900	571,024
ResMed, Inc.*	16,400	681,256
St. Jude Medical, Inc.*	24,200	1,484,670
Wright Medical Group, Inc.*	25,700	782,308
		7,003,890

Healthcare - Special Services - 2.3%
Omnicare, Inc.	17,300	698,747
Quest Diagnostics, Inc.*	9,900	723,789
		1,422,536

Household Furnishing & Appliances - 1.4%
La-Z-Boy, Inc.	40,300	845,494

Household Products - Non-Durable - 1.6%
Church & Dwight, Inc.	24,700	978,120

Insurance - Multi-Line - 1.2%
Willis Group Holdings, Ltd.	22,900	780,203

Investment Banking / Brokerage - 2.0%
Legg Mason, Inc.	16,100	1,242,598

Investment Management - 1.7%
Franklin Resources, Inc.	13,900	723,634
T. Rowe Price Group, Inc.	7,400	350,834
		1,074,468

Manufacturing - Specialized - 2.2%
Cognex Corp.	49,200	1,389,408

Oil & Gas - Drilling & Equipment - 3.2%
Grant Prideco, Inc.*	53,400	$695,268
Grey Wolf, Inc.*	193,500	723,690
Key Energy Services, Inc.*	59,100	609,321
		2,028,279

Restaurants - 1.2%
Krispy Kreme Doughnuts, Inc.*	12,400	453,840
Panera Bread Co.*	7,400	292,522
		746,362

Retail - Building Supplies - 1.1%
Fastenal Co.	13,700	684,178

Retail - Computers & Electronics - 1.0%
Best Buy Co., Inc.	12,425	649,082

Retail - Discounters - 0.8%
Ross Stores, Inc.	18,600	491,598

Retail - Drug Stores - 0.7%
CVS Corp.	12,000	433,440

Retail - Specialty - 7.7%
Advance Auto Parts, Inc.*	18,700	1,522,180
PETsMART, Inc.	69,400	1,651,720
Staples, Inc.*	45,100	1,231,230
Williams-Sonoma, Inc.*	12,800	445,056
		4,850,186

Retail - Specialty Apparel - 1.2%
Gymboree Corp.*	43,500	749,505

Services - Commercial & Consumer - 6.5%
Career Education Corp.*	22,000	881,540
D & B Corp.*	13,000	659,230
G & K Services, Inc.	17,100	628,425
H & R Block, Inc.	12,600	697,662
ITT Educational Services, Inc.*	25,500	1,197,735
		4,064,592

Services - Computer Systems - 1.0%
Sungard Data Systems, Inc.*	22,000	609,620

Services - Data Processing - 1.0%
DST Systems, Inc.*	15,200	634,752

Services - Employment - 2.0%
Manpower, Inc.	26,100	1,228,788

Telecommunications - Cell / Wireless - 2.2%
Nextel Partners, Inc.*	101,300	1,362,485

Truckers - 0.9%
Swift Transportation Co., Inc.*	25,800	542,316

Total Equity Securities (Cost $53,415,386)		62,117,422

	Principal
U.S. Government Agencies and Instrumentalities - 2.6%	Amount	Value
Federal Home Loan Bank Discount Notes, 1/2/04	$1,600,000	$1,599,971

Total U.S. Government Agencies and Instrumentalities (Cost $1,599,971)		1,599,971

TOTAL INVESTMENTS (Cost $55,015,357) - 101.8%		63,717,393
Other assets and liabilities, net - (1.8%)		(1,120,909)
Net Assets - 100%		$62,596,484

Net Assets Consist Of:
Par value and paid-in capital applicable to 2,596,154 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$70,085,620
Accumulated net realized gain (loss) on investments		(16,191,172)
Net unrealized appreciation (depreciation) on investments		8,702,036

Net Assets		$62,596,484

Net Asset Value per Share		$24.11

* Non-income producing security.

See notes to financial statements.

Mid Cap Growth Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income	$150,223
Interest income	3,334
Total investment income	153,557

Expenses:
Investment advisory fee	329,904
Transfer agency fees and expenses	61,939
Accounting fees	17,641
Directors' fees and expenses	5,407
Administrative fees	126,886
Custodian fees	37,781
Reports to shareholders	9,098
Professional fees	16,557
Miscellaneous	4,335
Total expenses	609,548
Fees waived	(7,514)
Fees paid indirectly	(6,423)
Net expenses	595,611

Net Investment Income (Loss)	(442,054)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	6,969,000
Change in unrealized appreciation (depreciation)	7,635,047

Net Realized and Unrealized Gain
(Loss) on Investments	14,604,047

Increase (Decrease) in Net Assets
Resulting From Operations	$14,161,993

See notes to financial statements.

Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($442,054)	($466,533)
Net realized gain (loss)	6,969,000	(20,453,007)
Change in unrealized appreciation or (depreciation)	7,635,047	2,924,592

Increase (Decrease) in Net Assets
Resulting From Operations	14,161,993	(17,994,948)

Capital share transactions:
Shares sold	12,748,945	22,239,766
Shares redeemed	(8,490,757)	(25,158,534)
Total capital share transactions	4,258,188	(2,918,768)

Total Increase (Decrease) in Net Assets	18,420,181	(20,913,716)

Net Assets
Beginning of year	44,176,303	65,090,019
End of year	$62,596,484	$44,176,303

Capital Share Activity
Shares sold	600,549	1,006,023
Shares redeemed	(417,431)	(1,144,256)
Total capital share activity	183,118	(138,233)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Mid Cap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:   Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Short-term notes are stated at amortized cost, which approximates fair value. Other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Repurchase Agreements:   The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:   Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:   Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:   The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .65%, of the Portfolio's average daily net assets. Under the terms of the agreement, $41,513 was payable at year end.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $12,019 was payable at year end. For the year ended December 31, 2003, CASC waived $7,514 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $5,427 for the year ended December 31, 2003. Under the terms of the agreement, $564 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $78,169,521  and $74,537,013, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $55,211,155. Net unrealized appreciation aggregated $8,506,238, of which $9,465,881 related to appreciated securities and $959,643 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $15,995,374 at December 31, 2003 may be used to offset future capital gains until expiration in December 2010.

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($15,995,374)
Unrealized appreciation (depreciation)	8,506,238
($7,489,136)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to net operating losses.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchase and sale transactions were $6,750,000 and $6,670,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,484	1.76%	$258,611	July 2003

Mid Cap Growth Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
		2003	2002
Net asset value, beginning		$18.31	$25.51
Income from investment operations
Net investment income (loss)		(.17)	(.19)
Net realized and unrealized gain (loss)		5.97	(7.01)
Total from investment operations		5.80	(7.20)
Total increase (decrease) in net asset value		5.80	(7.20)
Net asset value, ending		$24.11	$18.31

Total return*		31.68%	(28.22%)
Ratios to average net assets:
Net investment income (loss)		(.87%)	(.90%)
Total expenses		1.20%	1.19%
Expenses before offsets		1.19%	1.18%
Net expenses		1.17%	1.16%
Portfolio turnover		148%	134%
Net assets, ending (in thousands)		$62,596	$44,176

		Years Ended
	December 31,	December 31,	December 31,
	2001	2000	1999
Net asset value, beginning	$31.04	$30.03	$30.43
Income from investment operations
Net investment income (loss)	(.18)	(.15)	(.21)
Net realized and unrealized gain (loss)	(3.58)	3.69	2.32
Total from investment operations	(3.76)	3.54	2.11
Distributions from
Net realized gains	(1.77)	(2.53)	(2.51)
Total distributions	(1.77)	(2.53)	(2.51)
Total increase (decrease) in net asset value	(5.53)	1.01	(.40)
Net asset value, ending	$25.51	$31.04	$30.03

Total return*	(12.20%)	11.57%	6.97%
Ratios to average net assets:
Net investment income (loss)	(.77%)	(.60%)	(.73%)
Total expenses	1.13%	1.12%	1.11%
Expenses before offsets	1.13%	1.12%	1.11%
Net expenses	1.10%	1.02%	1.02%
Portfolio turnover	60%	97%	101%
Net assets, ending (in thousands)	$65,090	$64,027	$43,976

*           Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social International Equity Portfolio

Managed by Grantham, Mayo, Van Otterloo

Dear Investor:

Performance

CVS Calvert Social International Equity Portfolio returned 31.56% in 2003, 7.61% off the MSCI EAFE benchmark, which returned 39.17%. U.S. domestic equities, as measured by the S&P 500, lagged international markets, returning 28.67% for the year.

Investment Climate

2003 marked a much-needed recovery for global equities, following three years of negative returns. The start was not auspicious, as rising oil prices, the buildup to hostilities in Iraq, and the SARS outbreak were among the causes that combined to depress stock prices. But in mid-March, with signs of a resolution to the war, stocks picked up. Later in the year, good economic news and corporate profitability continued to produce positive surprises, and the final three quarters all saw strong performance from equity markets.

The rally was fueled by an increased appetite for risk on the part of investors. And unlike the late 1990s bull market, which was led by large-cap growth stocks, this rally was led by smaller, more cyclical, lower-valuation, and lower-quality stocks. While all sectors gained in value, Industrials and Technology led the way, while defensive sectors such as Consumer Staples, Health Care, and Utilities lagged. Telecommunications stocks showed an interesting switch, as they moved from being viewed as riskier growth stocks back toward their traditional role as more conservative defensive stocks. The switch was prompted by reduction in corporate debt levels built up in the bubble period and by a fall in share price to levels more commensurate with current cash flow.

The declining dollar was a major story in 2003 and was responsible for nearly half of the U.S.- dollar-denominated return on foreign equities. When measured in local currency terms, the MSCI EAFE Index returned 20.3%. That's certainly a solid return, but it was well behind the S&P 500. The balance of the strong returns to U.S. investors in foreign markets was from the appreciation of major foreign currencies relative to the U.S. dollar.  Foreign investors slowed their purchases of U.S. financial assets, which are necessary to support the large current-account deficit. The Euro touched lifetime highs against the dollar as of the end of the year, and virtually every currency set multi-year highs against the dollar. In addition, the rise of commodity prices in U.S.-dollar terms can be interpreted as a fall in the dollar against real assets.

Regionally, emerging markets enjoyed the highest returns. The MSCI Emerging Markets Free Index returned 56% for the year ending December 31, 2003. Emerging markets benefited from the move towards riskier assets, lower valuations, the improving geopolitical environment, and a recovering global economy and rising commodity prices. Although unusual, there were no defaults on any emerging market's sovereign debt. Concerns over the arrest of Russian oil magnate Michael Khodorkovsky were outweighed by improving political environments in Latin America, notably Brazil.

Germany was the best-performing major market as it rebounded from a horrendous 2002. Japan was also a strong performer on signs of improvement in the economy and progress in restructuring the financial sector. The strong performance in both countries is in keeping with a broader theme, in which stocks and sectors that had been most punished over the last several years led the way in 2003.  One measure of that theme is simply price reversal. Stocks that were in the worst quartile of trailing five-year returns through the end of 2002 beat the EAFE Index by 18% in 2003.

CVS Calvert Social

International Equity Portfolio

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.03)
One year	31.56%
Five year	-1.56%
Ten year	4.56%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective March 2002.

Portfolio Strategy

The Portfolio had a more defensive tilt than did the Index throughout the period. This helped returns through the March turning point but held back performance subsequently. The strongest contribution to performance came from country allocation, particularly the allocation to emerging markets, which are not represented in the benchmark but where the portfolio has held close to 10% of its assets. Allocations to Brazil, Indonesia, and Thailand boosted returns. Asian markets heated up after the fears of SARS subsided and with increasingly strong economic performance.  Positions in Brazilian stocks Tele Norte Leste and Unibanco also helped, as Brazil began recovery from its crisis the previous year and investors were pleasantly surprised by the new government.

Two scandal-tainted stocks combined to cost the Portfolio 2.5% relative to the Index. The more significant was Italian dairy producer Parmalat, which first surprised by running into a cash crunch in November despite stated large cash reserves, and then shocked in December by revealing brazen, long-standing fraud. The company declared bankruptcy, and the shares have fallen steeply. Secondarily, Japanese consumer finance company Takefuji was indicted for ordering wiretaps on a journalist. The stock declined in value over the last half of the year as the scandal unfolded.

Elsewhere Japan was a relative bright spot, with some of our most successful stock picks. The Portfolio benefited from the recovery in financials with holdings in Mizuho Financial Group and Mitsui Trust. The Portfolio was also buoyed by the recovery in global cyclicals with a holding in shipbuilder Kawasaki Kisen. These three holdings contributed over 2% of overall value, as they averaged over 100% in returns.

But performance was more about broad factors than about picking individual names. As a group, higher-quality stocks -- as defined by high levels of profitability and low debt -- underperformed significantly. The groups of stocks that do not pay dividends or that had negative earnings both outperformed the broad market by over 20%. While the Portfolio benefited from some exposure to riskier segments of the market when they were attractively valued (e.g., emerging markets and low price/book stocks), our overall investment philosophy of favoring higher-quality stocks trading at reasonable valuation levels did not keep pace with the broad market. Examples of such higher-quality holdings that underperformed are Yamanouchi Pharmaceutical, Vodafone, BT Group, Unilever, L'Oreal, and several UK utility stocks.

Outlook

Economies continue to revive around the world, though caution is in order, as stock markets have likely enjoyed the bulk of the easy gains. Markets may continue to rise, but they will likely require stronger improvement in fundamentals than either Europe or Japan has so far demonstrated if the increase is to reach double digits.

The good news for foreign investing is that the relatively modest performance of international equities when measured in local currency leaves them at valuations compelling relative to the U.S. market and reasonable in absolute terms. Hence, we believe foreign stocks are less vulnerable to unforeseen negative events than are U.S. equities. Within markets, it is our position that the strong performance of lower-quality stocks makes a more defensive, higher-quality orientation appropriate within portfolios. While purchasing-power parity valuation levels no longer argue against holding the U.S. dollar, we believe the size and prominence of the current account deficit are likely to help keep foreign currency appreciation an important component of international equity returns.

Sincerely,

/s/ Thomas R. Hancock

Grantham, Mayo, Van Otterloo

January 2004

Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert World Values International Equity Fund. Performance of the two funds will differ.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social International Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social International Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

International Equity Portfolio

Schedule of Investments

December 31, 2003

Equity Securities - 92.7%	Shares	Value
Argentina - 0.4%
Grupo Financiero Galicia SA* (ADR)	6,800	$45,764
Telecom Argentina SA* (ADR)	1,600	14,000
		59,764

Australia - 0.7%
National Australia Bank Ltd.	4,411	99,472

Austria - 1.7%
Erste Bank AG	623	76,902
Mayr-Melnhof Karton AG	1,383	166,061
		242,963

Belgium - 3.0%
AGFA-Gevaert NV	1,012	28,817
Dexia	12,201	209,990
Fortis	9,097	182,701
		421,508

Brazil - 1.4%
Banco Itau Holding Financeira SA (ADR)	900	43,893
Gerdau SA (ADR)	3,080	62,278
Tele Centro Oeste Celular Participacoes SA* (ADR)	3,100	30,535
Tele Norte Leste Participacoes (ADR)	1,300	20,059
Unibanco - Uniao De Bancos Brasileiros (GDR)	1,500	37,425
		194,190

Canada - 0.8%
Nortel Networks Corp.*	26,800	113,848

Chile - 0.1%
Cia de Telecomunicaciones de Chile SA (ADR)	800	11,960

Czeche Republic - 0.3%
Ceske Radiokomunikace AS* (GDR)	2,700	36,300

Finland - 1.8%
Nokia Oyj	5,700	98,461
Sampo Oyj	8,300	85,752
TietoEnator Oyj	2,360	64,525
		248,738

France - 6.7%
BNP Paribas SA	3,487	219,321
France Telecom SA*	13,424	383,261
JC Decaux SA*	3,273	53,445
Sanofi - Synthelabo SA	1,595	119,974
Societe Generale Groupe	2,035	179,480
		955,481

Germany - 6.7%
Altana AG*	571	34,281
Continental AG	2,037	77,175
Deutsche Telekom AG*	14,032	256,531
SAP AG	1,432	240,236
Volkswagen AG:
Non-Voting Preferred	3,347	$121,240
Ordinary	3,867	215,109
		944,572

Greece - 1.4%
National Bank of Greece SA	7,742	201,919

Hong Kong - 1.1%
Bank of East Asia Ltd	49,600	152,050

Hungary - 0.3%
OTP Bank Rt* (GDR)	1,400	36,750

India - 0.9%
Bajaj Auto Ltd	1,390	33,777
ICICI Bank Ltd (ADR)	2,400	41,232
Ranbaxy Laboratories Ltd (GDR)	1,100	28,050
State Bank of India Ltd (GDR)	900	30,042
		133,101

Indonesia - 0.5%
Indonesian Satellite Corp Tbk PT	17,000	30,276
Unilever Indonesia Tbk PT	108,000	46,483
		76,759

Israel - 0.4%
Check Point Software Technologies Ltd*	1,300	21,866
Taro Pharmaceutical Industries Ltd*	200	12,900
Teva Pharmaceutical Industries Ltd (ADR)	400	22,684
		57,450

Italy - 1.9%
Enel SpA	24,759	168,142
Parmalat Finanziaria SpA (b)	50,178	6,954
Telecom Italia Mobile SpA	18,243	99,067
		274,163

Japan - 21.2%
Acom Co. Ltd.	3,608	163,671
Canon Inc.	4,000	186,307
Daiichi Pharmaceutical Co. Ltd	13,000	234,312
Daiwa House Industry Co. Ltd	8,000	85,126
Kawasaki Kisen Kaisha Ltd	38,000	189,051
Kobe Steel Ltd*	170,000	212,629
Mazda Motor Corp.	45,933	123,048
Mitsui OSK Lines Ltd	32,000	156,214
Mizuho Finanical Group, Inc.*	51	154,711
Nippon Express Co. Ltd	25,000	118,075
Nitto Denko Corp.	2,000	106,408
NTT DoCoMo	63	142,895
Sharp Corp.	8,000	126,271
Sumitomo Electric Industries Ltd	3,000	26,826
Takefuji Corp.	2,910	136,082
TDK Corp.	1,700	122,500
Terumo Corp.	7,000	132,963
The Furukawa Electric Co. Ltd	43,000	142,885
Tokyo Electron Ltd	1,500	113,968
Toyota Motor Corp.	3,500	118,262
UFJ Holdings, Inc.*	17	81,719
Yamanouchi Pharmaceutical Co. Ltd	4,100	$127,437
		3,001,360

Mexico - 0.6%
America Movil, SA de CV (ADR)	1,200	32,808
Cemex, SA de CV (ADR)	800	20,960
Telefonos de Mexico, SA de CV (ADR)	1,000	33,030
		86,798

Netherlands - 4.9%
Aegon NV	8,730	129,023
Buhrmann NV*	15,466	134,651
ING Groep NV	12,553	292,441
Philips Electronics NV	4,792	139,772
		695,887

Norway - 1.9%
DnB NOR ASA	41,010	273,154

Philippines - 0.1%
Globe Telecom, Inc.	999	15,474

Poland - 0.2%
Bank Pekao SA (GDR)	400	11,700
Telekomunikacja Polska SA (GDR)	4,500	18,000
		29,700

Russia - 0.3%
VimpelCom* (ADR)	500	36,750

Singapore - 1.3%
Haw Par Corp. Ltd	8,367	21,973
ST Assembly Test Services Ltd*	51,000	63,664
Venture Corp. Ltd	8,000	94,212
		179,849

South Africa - 0.8%
Alexander Forbes Ltd.	9,000	15,807
BidBEE Ltd*	300	1,570
BIDVest Group Ltd:
Ordinary	1,699	12,698
Warrants* (Ex. Price 6,000 ZAR/share, exp. 12/8/6)	120	77
Investec Ltd	1,000	19,133
Nedcor Ltd.	1,652	15,317
Pick'n Pay Stores Ltd	7,000	18,572
VenFin Ltd.	10,000	31,539
		114,713

South Korea - 1.0%
Kookmin Bank (ADR)	1,300	49,192
KT Corp. (ADR)	2,430	46,340
SK Telecom Co. Ltd (ADR)	2,600	48,490
		144,022
Spain - 3.3%
Antena 3 Television SA*	1	33
Banco Santander Central Hispano, SA	6,704	79,315
Gas Natural SDG, SA	8,411	196,583
Telefonica SA	13,477	197,651
		473,582

Switzerland - 2.3%
Swisscom AG	519	$171,140
Zurich Financial Services Group AG*	1,058	152,206
		323,346

Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	4,870	49,869
United Microelectronics Corp.* (ADR)	8,461	41,882
		91,751

Thailand - 0.7%
Bangkok Bank PCL*	9,100	26,412
Charoen Pokphand Foods PCL	80,000	8,884
Electricity Generating PCL	7,000	15,900
Land and Houses PCL	79,000	24,524
National Finance PCL	37,700	15,889
		91,609

Turkey - 0.2%
Turkcell Iletisim Hizmet AS* (ADR)	1,300	34,515

United Kingdom - 23.1%
Abbey National plc	14,272	135,279
Aviva plc	23,313	204,017
AWG plc:
Ordinary*	12,108	116,064
Red Shares*	1,695,120	3,026
Barclays plc	33,613	298,955
Barratt Developments plc	16,550	160,416
Boots Group plc	19,446	239,861
BT Group plc	44,296	148,850
Dixons Group plc	30,160	74,834
GlaxoSmithKline plc	10,493	239,751
HSBC Holdings	5,853	91,733
Invensys plc	291,482	94,957
Kingfisher plc	23,141	115,042
Next plc	11,006	220,628
Royal & Sun Alliance Insurance Group plc	97,637	153,808
Scottish & Southern Energy plc	18,649	224,038
Scottish Power plc	29,022	192,847
United Utilities plc	15,389	136,114
Vodafone Group plc	145,288	359,195
Wolseley plc	4,931	69,536
		3,278,951

Total Equity Securities (Cost $11,207,297)		13,132,449

	Principal
U.S. Treasury - 0.7%	Amount
U.S. Treasury Bill, 3/25/04#	$100,000	99,773

Total U.S. Treasury (Cost $99,773)		99,773

Total Investments (Cost $11,307,070) - 93.4%		13,232,222
Other assets and liabilities, net - 6.6%		938,521
Net Assets - 100%		$14,170,743

Forward Foreign Currency Contracts, Open at December 31, 2003

						Unrealized Appreciation/
Contracts to Receive / Deliver		In Exchange For		Settlement Date	Contract Value	(Depreciation)
Purchases
Australian Dollar	45,363	US Dollars	31,558	26-Feb-04	33,926	2,368
Australian Dollar	67,549	US Dollars	49,292	26-Feb-04	50,519	1,227
Japanese Yen	8,127,750	US Dollars	75,295	26-Feb-04	76,003	708
Danish Krone	332,000	US Dollars	50,897	26-Mar-04	56,036	5,139
Euro	71,098	US Dollars	81,233	26-Mar-04	89,371	8,138
Euro	81,820	US Dollars	99,187	26-Mar-04	102,848	3,661
Euro	96,743	US Dollars	119,384	26-Mar-04	121,607	2,223
Swiss Franc	685,214	US Dollars	508,508	26-Mar-04	554,978	46,470
Swiss Franc	100,000	US Dollars	76,033	26-Mar-04	80,993	4,960
				Total Purchases		$74,894
Sales
Japanese Yen	670,750	US Dollars	6,207	26-Feb-04	6,272	(65)
Japanese Yen	5,436,000	US Dollars	50,230	26-Feb-04	50,832	(602)
British Pound	60,543	US Dollars	98,665	26-Mar-04	107,350	(8,685)
British Pound	84,000	US Dollars	138,968	26-Mar-04	148,941	(9,973)
				Total Sales		($19,325)
			Total Net Unrealized Appreciation			$55,569

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
DAX Index#	4	3/04	$503,909	$12,212
FTSE 100 Index#	2	3/04	159,914	4,358
MIB 30 Index#	1	3/04	169,191	(1,285)
CAC 40 Index#	1	1/04	44,917	525

(b)        This security is valued by the Board of Directors. See Note A.

#          Futures collateralized by 100,000 units of U.S. Treasury Bills.

*   Non-income producing security.

Abbreviations:

ADR: American Depository Receipts

GDR: Global Depository Receipts

ZAR: South African Rand

See notes to financial statements.

International Equity Portfolio

Statement of Assets and Liabilities

December 31, 2003

Assets
Investments in securities, at value (Cost $11,307,070) - See accompanying schedule	$13,232,222
Cash	856,389
Unrealized appreciation on forward foreign currency contracts	74,894
Receivable for shares sold	32,242
Receivable for futures variation margin	967
Interest and dividends receivable	50,068
Other assets	7,147
Total assets	14,253,929

Liabilities
Payable for shares redeemed	13,839
Payable to Calvert Asset Management Company, Inc.	20,118
Payable to Calvert Administrative Services Company	2,787
Payable to Calvert Shareholder Services, Inc.	86
Unrealized depreciation on forward foreign currency contracts	19,325
Accrued expenses and other liabilities	27,031
Total liabilities	83,186
Net assets	$14,170,743

Net Assets Consist Of:
Par value and paid-in capital applicable to 1,005,941 shares of
common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$16,638,564
Undistributed net investment income	19,040
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,488,909)
Net unrealized appreciation (depreciation) on investments and foreign currencies and
assets and liabilities denominated in foreign currencies	2,002,048

Net Assets	$14,170,743

Net Asset Value Per Share	$14.09

See notes to financial statements.

International Equity Portfolio

Statement of Operations

year ended December 31, 2003

Net Investment Income

Investment Income:
Interest income	$866
Dividend income (net of foreign taxes withheld of $33,222)	279,807
Total investment income	280,673

Expenses:
Investment advisory fee	82,135
Transfer agency fees and expenses	6,540
Directors' fees and expenses	1,133
Administrative fees	38,325
Accounting fees	17,186
Custodian fees	93,332
Reports to shareholders	1,124
Professional fees	16,097
Miscellaneous	8,765
Total expenses	264,637
Fees waived	(14,992)
Fees paid indirectly	(4,650)
Net expenses	244,995

Net Investment Income	35,678

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	109,730
Foreign currencies	92,179
Futures	68,016
269,925
Change in unrealized appreciation (depreciation):
Investments and foreign currencies	2,861,844
Assets and liabilities denominated in foreign currencies (including foreign contracts)	19,820
Futures	50,841
2,932,505

Net Realized and Unrealized Gain (Loss)	3,202,430

Increase (Decrease) in Net Assets
Resulting From Operations	$3,238,108

See notes to financial statements.

International Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$35,678	$43,323
Net realized gain (loss)	269,925	(2,463,067)
Change in unrealized appreciation or (depreciation)	2,932,505	895,280

Increase (Decrease) in Net Assets
Resulting From Operations	3,238,108	(1,524,464)

Distributions to shareholders from:
Net investment income	(286,337)	--

Capital share transactions:
Shares sold	4,839,496	23,198,513
Reinvestment of distributions	286,337	--
Shares redeemed	(3,587,364)	(23,276,514)
Total capital share transactions	1,538,469	(78,001)

Total Increase (Decrease) in Net Assets	4,490,240	(1,602,465)

Net Assets
Beginning of year	9,680,503	11,282,968
End of year (including undistributed net investment
income of $19,040 and $177,520, respectively)	$14,170,743	$9,680,503

Capital Share Activity
Shares sold	404,636	1,923,880
Reinvestment of distributions	20,438	--
Shares redeemed	(305,209)	(1,916,137)
Total capital share activity	119,865	7,743

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social International Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:   Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, $6,954, or .05% of net assets, were valued at fair value by the Board of Directors.

Foreign Currency Transactions:  The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Forward Currency Contracts:   The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset and/or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized forward currency contract gains or losses.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:   Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:   The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:   No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of  .75%, of the Portfolio's average daily net assets.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of  .35% based on the Portfolio's annual average daily net assets. For the year ended December 31, 2003, CASC waived $14,992 of its fee.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $650 for the year ended December 31, 2003. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,895,628  and $8,862,826, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $11,370,864. Net unrealized appreciation aggregated $1,861,358, of which $2,268,162 related to appreciated securities and $406,804 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $1,938,728 and $2,486,387 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$286,337	--
Total	$286,337	--

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$74,610
Capital loss carryforward	(4,425,115)
Unrealized appreciation (depreciation)	1,861,358
Total	($2,489,147)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the treatment of foreign currency for federal tax purposes.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales and foreign currencies.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchase and sale transactions were $1,300,000 and $1,300,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no borrowings outstanding during the year ended December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$6,539	1.52%	$795,628	July 2003

International Equity Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
		2003	2002
Net asset value, beginning		$10.93	$12.85
Income from investment operations
Net investment income		.02	.05
Net realized and unrealized gain (loss)		3.43	(1.97)
Total from investment operations		3.45	(1.92)
Distributions from
Net investment income		(.29)	--
Total distributions		(.29)	--
Total increase (decrease) in net asset value		3.16	(1.92)
Net asset value, ending		$14.09	$10.93

Total return*		31.56%	(14.94%)
Ratios to average net assets:
Net investment income		.33%	.40%
Total expenses		2.42%	2.24%
Expenses before offsets		2.28%	2.10%
Net expenses		2.24%	2.01%
Portfolio turnover		86%	143%
Net assets, ending (in thousands)		$14,171	$9,681

		Years Ended
	December 31,	December 31,	December 31,
	2001	2000	1999
Net asset value, beginning	$19.37	$25.66	$20.81
Income from investment operations
Net investment income	.02	.01	.01
Net realized and unrealized gain (loss)	(4.81)	(4.49)	6.80
Total from investment operations	(4.79)	(4.48)	6.81
Distributions from
Net investment income	(.02)	--	(.01)
Net realized gains	(1.71)	(1.81)	(1.95)
Total distributions	(1.73)	(1.81)	(1.96)
Total increase (decrease) in net asset value	(6.52)	(6.29)	4.85
Net asset value, ending	$12.85	$19.37	$25.66

Total return*	(24.69%)	(17.40%)	32.78%
Ratios to average net assets:
Net investment income	.08%	.06%	.06%
Total expenses	1.61%	1.53%	1.62%
Expenses before offsets	1.61%	1.53%	1.60%
Net expenses	1.54%	1.36%	1.50%
Portfolio turnover	86%	70%	59%
Net assets, ending (in thousands)	$11,283	$18,572	$22,013

*           Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio

Dear Investor:

Performance

The CVS Calvert Social Balanced Portfolio returned 19.32% for 2003. The Russell 1000, a measure of stock market performance, returned 29.89% and the Lehman U.S. Credit Index, a measure of bond market performance, returned 7.7%. A blend of these indices, using the same weightings that we target for stocks and bonds in the Portfolio, produced a total return of 21.01%.

Investment Climate

After three successive years of losses, U.S. equity markets reversed course in 2003. Stock performance through the year validated designation of October 9, 2002, as the end of the bear market that had plagued investors since spring 2000. The change in market performance was driven by investors looking for a reversal of fortune for individual companies. Some of the best-performing stocks in 2003 were those with poor track records for profitability and only marginal prospects for improvement in coming years. Investors were eager to buy companies that had most suffered from a slow economy, speculating that they would bounce back strongly with improving economic news.

Although bond returns weren't as robust as stock returns over the past year, their performance was a strong positive, as well. The character of bond market returns reflected the change in investor perspective evident in stock performance. Throughout the equity bear market, U.S. Treasury bonds generally outperformed corporate bonds of similar maturity. As equity investors decided to take on more risk, bond investors did so as well, shifting from Treasuries to corporate bond issues. This process of credit-yield-spread narrowing is clearly evident, as the Lehman U.S. Treasury Index returned 2.2% for 2003, while the Lehman U.S. Credit Index, a measure of investment-grade corporate bond performance was up 7.7% for the year.  High-yield, or junk bonds, as measured by the Lehman U.S. Corporate High Yield Index, produced a total return of 29% for the period, realizing the greatest benefit from the trend.

Portfolio Strategy

Throughout 2003, the Portfolio's allocation was generally in line with our long-term goal of investing 60% in stocks and 40% in bonds.

Equity holdings

Our investment process for the equity portfolio relies heavily on solid fundamentals as the basis for identifying companies that can produce superior investment opportunities. We favor higher-quality companies with market capitalizations at the upper end of the company-size range. Over the past year, investments that relied on companies with solid financial histories and good prospects underperformed, as did those that favored large-cap stocks over small-cap stocks.

The Portfolio's equity holdings are diversified across a broad number of economic sectors, with four sectors accounting for the bulk of the equity investments. These four -- Technology, Health Care, Consumer Discretionary, and Financial Services -- are the largest sectors in the Russell 1000 as well.

CVS Calvert Social Balanced Portfolio*

Comparison of change in value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.03)
One year	19.32%
Five year	1.18%
Ten year	7.67%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

The Portfolio changed its primary benchmark to the Russell 1000 index when the new subadvisors began management of the equity portion of the Portfolio effective March 2002. Earlier subadvisor changes occurred in February 1995.

Technology was the best-performing sector in the market for the year. Here, the speculative tone of the market was particularly evident. The Portfolio's over-weighting of the sector proved beneficial. However, the better performance of speculative opportunities in the sector -- which our investment discipline kept away from -- relative to the more fundamentally sound ones we held was an offsetting negative factor for performance. While every sector in the Russell 1000 and in the Portfolio was up for the year, Health Care was one of the weaker performers. In Health Care, the Portfolio's over-weighting plus the weak performance of some larger-cap names among our holdings further contributed to weak relative performance from overall equity holdings. With respect to the Consumer Discretionary and Financial Services sectors, the Portfolio was well positioned to take advantage of solid performance, with each sector up over 30% in the Russell 1000. However,  the Portfolio's holdings did not manage to keep up with the Index's sector return.

Fixed-income holdings

With the explosive rally in credit markets,  the fixed-income portion of the Portfolio has benefited from rallying prices in corporate and municipal holdings. Our bond managers have taken the opportunity to lighten up in the corporate sector, as prices have now become fairly to richly valued. This allowed our portfolio managers to allocate more resources to higher-quality credit issues and to taxable municipals that did not see as extreme a credit-spread narrowing. As corporates rallied ahead of U.S. Treasuries, we lessened our exposure to lower-investment-grade issues and raised the overall credit profile of the Portfolio. This repositioning should offer a degree of protection should credit spreads reverse trend and widen.

Outlook

The outlook for markets and the U.S. economy is now as good as it has been in the past several years. Improvements in jobs reports and solid, broad based, economic growth have provided a foundation for continued improvements in the domestic economy. A weak U.S. dollar bodes well for U.S. companies with global presence as their products become more competitively priced relative to those of non-U.S. competitors. Large federal budget deficits pose some measure of risk to markets, as some investors are concerned that the deficits may lead to higher interest rates and inflation from increased government spending. For now, though, the outlook on interest rates and inflation is benign.

We remain concerned that the sharp rally in corporates has created an environment in which investors are not properly compensated for the normal risks associated with investing in corporate bonds. While we are inclined to believe that the direction of the market can be sustained, we do not believe that the tone of the markets of the last year is sustainable. Investors ultimately demand that their expectations be delivered, and quality companies more consistently deliver on expectations. The pain suffered at the margin by fundamentals-driven investors is the potential energy for relative outperformance in the coming year. We believe that the market's long-term disposition to reward high-quality companies and solid fundamentals has not been overthrown and that these factor can re-assert themselves as markets progress.

Sincerely,

/s/ Steve Falci

Chief Investment Officer, Equities

Calvert Asset Management Company

January 2004

Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Balanced Portfolio. Performance of the two funds will differ.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Balanced Portfolio:

We have audited the accompanying statement of net assets of Calvert Social Balanced Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors whose have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Balanced Portfolio

Statement of Net Assets

December 31, 2003

Equity Securities - 62.5%	Shares	Value
Air Freight - 0.2%
FedEx Corp.	3,600	$243,000
United Parcel Service, Inc.	8,500	633,675
		876,675

Airlines - 0.0%
Continental Airlines, Inc. (Class B)*	4,700	76,469

Auto Parts & Equipment - 0.5%
Autoliv, Inc.	39,600	1,490,940
Gentex Corp.	11,800	521,088
Genuine Parts Co.	2,900	96,280
		2,108,308

Banks - Major Regional - 2.4%
AmSouth Bancorp.	4,800	117,600
Bank One Corp.	22,900	1,044,011
FleetBoston Financial Corp.	3,200	139,680
KeyCorp Ltd.	24,900	730,068
National City Corp.	17,800	604,132
US Bancorp	77,200	2,299,016
Wells Fargo & Co.	79,100	4,658,199
		9,592,706

Banks - Money Center - 1.9%
Bank of America Corp.	54,800	4,407,564
Wachovia Corp.	73,900	3,443,001
		7,850,565

Banks - Regional - 0.1%
First Tennessee National Corp.	10,600	467,460

Biotechnology - 1.0%
Amgen, Inc.*	44,300	2,737,740
Genzyme Corp - General Division*	6,900	340,446
Invitrogen Corp.*	9,300	651,000
Medimmune, Inc.*	11,600	294,640
		4,023,826

Broadcast - Television, Radio, & Cable - 0.3%
Comcast Corp.*	1,600	52,592
COX Communications, Inc.*	29,200	1,005,940
		1,058,532

Building Materials - 0.2%
Masco Corp.	29,100	797,631

Chemicals - 0.6%
Airgas, Inc.	80,800	1,735,584
Praxair, Inc.	16,000	611,200
		2,346,784

Chemicals - Specialty - 0.2%
Sigma-Aldrich Corp.	16,000	914,880

Communications Equipment - 0.6%
Adtran, Inc.	32,200	$998,200
Qualcomm, Inc.	15,200	819,736
Scientific-Atlanta, Inc.	17,100	466,830
Tellabs, Inc.*	15,900	134,037
		2,418,803

Computers - Hardware - 2.5%
Dell, Inc.*	101,800	3,457,128
Hewlett-Packard Co.	31,600	725,852
International Business Machines Corp.	64,200	5,950,056
		10,133,036

Computers - Networking - 1.9%
Cisco Systems, Inc.*	262,600	6,378,554
Network Appliance, Inc.*	59,200	1,215,376
		7,593,930

Computers - Peripherals - 0.1%
EMC Corp.*	38,500	497,420

Computers - Software & Services - 3.4%
Adobe Systems, Inc.	36,100	1,418,730
Citrix Systems, Inc.*	8,400	178,164
Compuware Corp.*	48,000	289,920
eBay, Inc.*	11,900	768,621
Electronic Arts, Inc.*	23,500	1,122,830
Fair Isaac Corp.	12,000	589,920
Intuit, Inc.*	2,500	132,275
Microsoft Corp.	291,100	8,016,894
Symantec Corp.*	3,000	103,950
Synopsys, Inc.*	19,800	668,448
Veritas Software Corp.*	9,600	356,736
		13,646,488

Consumer Finance - 0.7%
Capital One Financial Corp.	22,900	1,403,541
MBNA Corp.	38,150	948,028
Providian Financial Corp.*	36,200	421,368
		2,772,937

Distributors - Food & Health - 1.2%
Cardinal Health, Inc.	23,800	1,455,608
Supervalu, Inc.	13,500	385,965
Sysco Corp.	80,450	2,995,153
		4,836,726

Electric Companies - 0.3%
Black Hills Corp.	1,700	50,711
Cleco Corp.	9,900	178,002
Hawaiian Electric Industries, Inc.	4,300	203,691
IDACORP, Inc.	1,700	50,864
OGE Energy Corp.	34,200	827,298
		1,310,566

Electrical Equipment - 0.6%
Cooper Industries Ltd	4,300	249,099
Harman International Industries, Inc.	1,800	133,164
Molex, Inc.	39,400	1,374,666
Sanmina-SCI Corp.*	7,400	93,314
SPX Corp.*	12,300	723,363
		2,573,606
Electronics - Semiconductors - 3.6%
Altera Corp.*	89,200	$2,024,840
Analog Devices, Inc.	46,700	2,131,855
Intel Corp.	206,700	6,655,740
Texas Instruments, Inc.	82,800	2,432,664
Xilinx, Inc.*	40,000	1,549,600
		14,794,699

Entertainment - 0.5%
Time Warner, Inc.*	118,300	2,128,217

Equipment - Semiconductors - 0.8%
Applied Materials, Inc.*	63,675	1,429,504
Cymer, Inc.*	11,000	508,090
Lam Research Corp.*	23,600	762,280
Novellus Systems, Inc.*	10,800	454,140
		3,154,014

Financial - Diversified - 4.2%
AMBAC Financial Group, Inc.	4,700	326,133
American Express Co.	96,000	4,630,080
Equity Office Properties Trust	33,500	959,775
Fannie Mae	48,400	3,632,904
Freddie Mac	3,500	204,120
Goldman Sachs Group, Inc.	15,700	1,550,061
J.P. Morgan Chase & Co.	101,600	3,731,768
Principal Financial Group, Inc.	52,800	1,746,096
SLM Corp.	3,300	124,344
		16,905,281

Foods - 1.3%
General Mills, Inc.	16,100	729,330
H.J. Heinz Co.	39,900	1,453,557
Hershey Foods Corp.	15,100	1,162,549
Kellogg Co.	49,000	1,865,920
		5,211,356

Footwear - 0.0%
Timberland Co.*	2,300	119,761

Hardware & Tools - 0.1%
Black & Decker Corp.	6,900	340,308

Healthcare - Diversified - 1.2%
Johnson & Johnson	96,800	5,000,688

Healthcare - Drug - Major Pharmaceutical - 2.9%
Bradley Pharmaceuticals, Inc.*	3,700	94,091
Forest Laboratories, Inc.*	10,600	655,080
Merck & Co., Inc.	70,200	3,243,240
Pfizer, Inc.	205,000	7,242,650
Schering-Plough Corp.	26,400	459,096
		11,694,157

Healthcare - Hospital Management - 0.2%
Health Management Associates, Inc.	40,800	979,200

Healthcare - Managed Care - 0.6%
Anthem, Inc.*	5,300	$397,500
Cigna Corp.	1,800	103,500
Coventry Health Care, Inc.*	2,300	148,327
Health Net, Inc.*	11,900	389,130
Mid Atlantic Medical Services, Inc.*	6,100	395,280
Wellpoint Health Networks, Inc.*	11,800	1,144,482
		2,578,219

Healthcare - Medical Products & Supplies - 1.5%
Affymetrix, Inc.*	12,200	300,242
Arrow International, Inc.	4,600	114,908
Beckman Coulter, Inc.	3,300	167,739
Becton Dickinson & Co.	16,000	658,240
Boston Scientific Corp.*	9,800	360,248
Medtronic, Inc.	33,000	1,604,130
St. Jude Medical, Inc.*	11,900	730,065
Stryker Corp.	17,700	1,504,677
Zimmer Holdings, Inc.*	6,800	478,720
		5,918,969

Healthcare - Special Services - 0.5%
DaVita, Inc.*	16,300	635,700
Quest Diagnostics, Inc.	16,600	1,213,626
		1,849,326

Homebuilding - 0.8%
KB Home	7,400	536,648
NVR, Inc.*	5,300	2,469,800
Ryland Group, Inc.	800	70,912
		3,077,360

Household Furnishing & Appliances - 0.2%
Whirlpool Corp.	11,800	857,270

Household Products - Non-Durable - 1.5%
Church & Dwight, Inc.	30,200	1,195,920
Colgate-Palmolive Co.	21,400	1,071,070
Kimberly-Clark Corp.	50,800	3,001,772
Procter & Gamble Co.	7,400	739,112
		6,007,874

Insurance - Life & Health - 1.1%
Aflac, Inc.	40,800	1,476,144
Jefferson-Pilot Corp.	3,800	192,470
Lincoln National Corp.	10,500	423,885
Nationwide Financial Services, Inc.	6,200	204,972
Protective Life Corp.	20,300	686,952
Prudential Financial, Inc.	33,900	1,416,003
		4,400,426

Insurance - Multi-Line - 2.6%
American International Group, Inc.	89,000	5,898,920
Conseco, Inc.* (s)	196,107	4,275,133
Hartford Financial Services, Inc.	3,800	224,314
		10,398,367

Insurance - Property & Casualty - 1.1%
21st Century Insurance Group	12,400	$170,500
Chubb Corp.	35,300	2,403,930
Commerce Group, Inc.	4,500	177,750
Progressive Corp.	7,600	635,284
Safeco Corp.	30,300	1,179,579
		4,567,043

Investment Banking / Brokerage - 0.4%
Charles Schwab Corp.	7,200	85,248
Legg Mason, Inc.	19,400	1,497,292
		1,582,540

Investment Management - 0.3%
Franklin Resources, Inc.	5,300	275,918
T. Rowe Price Group, Inc.	14,600	692,186
The Phoenix Co.'s, Inc.	13,200	158,928
		1,127,032

Leisure Time - Products - 0.4%
Callaway Golf Co.	18,900	318,465
Harley-Davidson, Inc.	27,400	1,302,322
		1,620,787

Machinery - Diversified - 0.6%
Actuant Corp.*	14,600	528,520
Deere & Co.	25,200	1,639,260
Dover Corp.	7,500	298,125
		2,465,905

Manufacturing - Diversified - 1.3%
Allstream, Inc.:
(Class A) (t)	734	40,032
(Class B) (t)	39,561	2,268,823
Carlisle Co.'s, Inc.	5,100	310,386
Danaher Corp.	8,500	779,875
Illinois Tool Works, Inc.	14,500	1,216,695
Parker Hannifin Corp.	12,100	719,950
		5,335,761

Manufacturing - Specialized - 0.6%
Jabil Circuit, Inc.*	67,400	1,907,420
Nordson Corp.	3,400	117,402
Sealed Air Corp.*	9,300	503,502
		2,528,324

Natural Gas - 1.1%
AGL Resources, Inc.	17,900	520,890
Equitable Resources, Inc.	5,100	218,892
Kinder Morgan, Inc.	38,500	2,275,350
NiSource, Inc.	15,200	333,488
Northwest Natural Gas Co.	2,700	83,025
Oneok, Inc.	17,000	375,360
Southwest Gas Corp.	21,000	471,450
		4,278,455

Office Equipment & Supplies - 0.2%
Pitney Bowes, Inc.	2,900	117,798
United Stationers, Inc.*	16,900	691,548
		809,346

Oil & Gas - Drilling & Equipment - 0.7%
Grey Wolf, Inc.*	89,300	$333,982
Smith International, Inc.*	48,400	2,009,568
Veritas DGC, Inc.*	29,100	304,968
		2,648,518

Oil & Gas - Exploration & Production - 0.9%
EOG Resources, Inc.	54,000	2,493,180
Pioneer Natural Resources Co.*	3,600	114,948
XTO Energy, Inc.	38,100	1,078,230
		3,686,358

Paper & Forest Products - 0.3%
Weyerhaeuser Co.	16,800	1,075,200

Personal Care - 0.5%
Avon Products, Inc.	1,300	87,737
Gillette Co.	56,400	2,071,572
		2,159,309

Photography / Imaging - 0.3%
Eastman Kodak Co.	37,100	952,357
Xerox Corp.*	27,100	373,980
		1,326,337

Publishing - 0.4%
McGraw-Hill Co.'s, Inc.	21,800	1,524,256

Publishing - Newspapers - 0.3%
Dow Jones & Co., Inc.	7,800	388,830
Media General, Inc.	3,400	221,340
New York Times Co.	4,400	210,276
Washington Post Co.	600	474,840
		1,295,286

Restaurants - 0.1%
Panera Bread Co.*	7,400	292,522

Retail - Building Supplies - 1.8%
Home Depot, Inc.	100,600	3,570,294
Lowe's Co.'s, Inc.	65,900	3,650,201
		7,220,495

Retail - Computers & Electronics - 0.3%
Best Buy Co., Inc.	19,800	1,034,352

Retail - Department Stores - 0.3%
Kohls Corp.*	26,600	1,195,404

Retail - Discounters - 0.2%
Dollar General Corp.	5,400	113,346
Family Dollar Stores, Inc.	16,900	606,372
ShopKo Stores, Inc.*	12,700	193,675
		913,393

Retail - Drug Stores - 0.7%
Caremark Rx, Inc.*	19,200	486,336
CVS Corp.	42,700	1,542,324
Walgreen Co.	25,000	909,500
		2,938,160

Retail - General Merchandise - 0.1%
Costco Wholesale Corp.*	7,700	$286,286
Target Corp.	4,400	168,960
		455,246

Retail - Specialty - 1.2%
Advance Auto Parts, Inc.*	13,700	1,115,180
Bed Bath & Beyond, Inc.*	19,100	827,985
Staples, Inc.*	113,200	3,090,360
		5,033,525

Retail - Specialty Apparel - 0.1%
Gap, Inc.	24,300	564,003

Savings & Loan Companies - 0.4%
Washington Mutual, Inc.	44,500	1,785,340

Services - Commercial & Consumer - 0.2%
Brink's Co.	15,200	343,672
H & R Block, Inc.	1,900	105,203
Headwaters, Inc*	10,700	209,934
		658,809

Services - Computer Systems - 0.3%
Electronic Data Systems Corp.	41,700	1,023,318
SunGard Data Systems, Inc.*	3,500	96,985
		1,120,303

Services - Data Processing - 1.4%
Automatic Data Processing, Inc.	27,800	1,101,158
Checkfree Corp.*	43,200	1,194,480
DST Systems, Inc.*	5,400	225,504
First Data Corp.	75,400	3,098,186
Fiserv, Inc.*	3,200	126,432
		5,745,760

Services - Employment - 0.5%
Manpower, Inc.	40,000	1,883,200

Specialty Printing - 0.1%
R.R. Donnelley & Sons Co.	11,800	355,770

Telecommunications - Cell / Wireless - 0.8%
AT&T Wireless Services, Inc.*	32,500	259,675
Nextel Communications, Inc.*	69,800	1,958,588
Nextel Partners, Inc.*	77,300	1,039,685
		3,257,948

Telecommunications - Long Distance - 0.0%
Covad Communications Group, Inc.*	26,923	96,923

Telephone - 2.2%
Bellsouth Corp.	128,400	3,633,720
CenturyTel, Inc.	21,300	694,806
Citizens Communications Co.*	26,800	332,856
SBC Communications, Inc.	155,200	4,046,064
		8,707,446

Truckers - 0.1%
Swift Transportation Co., Inc.*	21,200	$445,624

Total Equity Securities (Cost $218,090,391)		253,047,520

	Principal
Corporate Bonds - 23.2%	Amount
ACLC Business Loan Receivables Trust, 7.585%, 1/15/21 (e)	$967,784	982,312
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	1,000,000	993,370
Airgas, Inc., 7.14%, 3/8/04	2,000,000	2,009,480
American Express Credit Corp.:
1.29%, 9/19/06 (r)	1,000,000	1,000,550
1.2525%, 12/15/06 (r)	2,000,000	2,000,020
ASIF Global Financing:
XXI, 1.42%, 9/14/06 (e)(r)	3,500,000	3,501,750
XXII, 1.32%, 5/30/06 (e)(r)	500,000	500,010
Atherton Franchisee Loan Funding LLP, 6.72%, 8/15/10 (e)	1,672,651	1,652,346
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	2,700,000	1,622,403
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	500,000	558,500
Bank One Issuance Trust, 1.2125%, 10/15/08 (r)	2,000,000	2,001,140
Camp Pendleton and Quantico Military Housing, 5.937%, 10/1/43 (e)	1,000,000	979,720
Chase Funding Trust, 4.045%, 5/25/33	2,500,000	2,503,575
Chevy Chase Bank FSB, 6.875%, 12/1/13	300,000	308,250
CIT Group, Inc., 1.40%, 11/4/05 (r)	3,000,000	3,000,030
CNL Funding, 7.721%, 8/25/09 (e)	1,451,742	1,562,620
Continental Airlines, Inc., 2.08%, 12/6/07 (r)	1,500,000	1,499,970
Credit Suisse First Boston USA Inc, 1.45%, 6/19/06 (r)	1,000,000	999,550
CVS Corp., 5.789%, 1/10/26 (e)	500,000	500,780
Delta Air Lines, Inc., 1.91063%, 1/25/08 (r)	1,908,514	1,919,240
EOP Operating LP, 6.50%, 1/15/04	1,000,000	1,001,240
Farm Credit Bank of Texas, 7.561%, 11/5/49	1,000,000	1,010,000
First Republic Bank, 7.75%, 9/15/12	500,000	520,495
Goldman Sachs Group, Inc., 1.33125%, 10/27/06 (r)	2,000,000	1,998,800
Great Lakes Power, Inc., 8.30%, 3/1/05	3,000,000	3,157,710
Greater Bay Bancorp., 5.25%, 3/31/08	1,000,000	1,007,940
Health Care REIT, Inc., 6.00%, 11/15/13	500,000	507,840
Hubco, Inc., 7.75%, 1/15/04	1,000,000	1,001,000
Huntington Bancshares, Inc., 1.40%, 12/1/05 (r)	1,000,000	999,686
Interpool Capital Trust, 9.875%, 2/15/27	3,250,000	2,437,500
LCOR Alexandria LLC, 6.625%, 9/15/19 (e)	3,250,000	3,558,295
Liberty Mutual Insurance Co., 7.697%, 10/15/97 (e)	3,000,000	2,640,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(n)	2,600,000	117,000
8.30%, 12/1/37 (e)(m)	3,700,000	166,500
Mack-Cali Realty LP, 7.00%, 3/15/04	1,000,000	1,009,220
Mangrove Bay Pass Through Trust, 6.102%, 7/15/33 (e)	1,000,000	995,800
Montpelier Reinsurance Holdings Ltd, 6.125%, 8/15/13	750,000	755,205
Nationwide Building Society, 4.00%, 1/15/09 (e)	2,000,000	2,016,240
Nortel Networks Corp., 4.25%, 9/1/08	1,150,000	1,088,176
Patrons' Legacy Partnership:
5.646%, 1/17/17 (e)	1,300,000	1,300,637
5.775%, 12/23/63 (e)	1,000,000	1,000,000
Preferred Term Securities Ltd:
1.89%, 4/3/33 (e)(r)	1,000,000	1,026,760
4.08%, 4/3/33 (e)	1,000,000	992,650
Pricoa Global Funding Trust I, 1.35%, 12/22/06 (e)(r)	1,250,000	1,250,050
QBE Insurance Group Ltd, 5.647%, 7/1/23 (e)	1,500,000	1,429,492
Residential Asset Mortgage Products, Inc., 5.09%, 2/25/31	1,000,000	1,014,100
Roslyn Preferred Trust I, 4.78%, 4/1/32 (e)	1,500,000	1,545,000
SLM Corp., 1.11063%, 7/25/35 (e)(r)	4,000,000	3,889,040
Sociedad Concesionaria, 6.223%, 12/15/26 (e)	$1,500,000	$1,503,690
Sovereign Bancorp., Inc., 10.50%, 11/15/06	1,000,000	1,184,190
Sovereign Bank, 12.18%, 6/30/20 (e)	3,458,135	4,961,214
State Street Capital Trust II, 1.87%, 2/15/08 (r)	1,000,000	1,000,030
Texas Municipal Gas Corp., 2.60%, 7/1/07(e)	1,330,000	1,335,413
Toll Road Investment Partnership II, Zero Coupon:
2/15/13 (e)	5,000,000	3,073,935
2/15/14 (e)	4,000,000	2,331,248
2/15/25 (e)	2,500,000	626,860
Unisys Corp., 6.875%, 3/15/10,	150,000	161,250
United Energy Ltd, 6.00%, 11/1/05 (e)	1,500,000	1,610,640
Valassis Communications, Inc., Zero Coupon, 6/6/21	500,000	301,310
Washington Mutual, Inc., 1.4325%, 11/3/05 (r)	2,000,000	2,000,000
William Street Funding Corp, 1.47%, 4/23/06 (e)(r)	3,000,000	3,004,388
World Financial Network Credit Card Master Note Trust, 1.5325%, 5/15/12 (r)	1,500,000	1,508,415

Total Corporate Bonds (Cost $96,592,727)		94,134,575

Municipal Obligations - 6.6%
Columbus Georgia Development Authority VRDN, 1.45%, 4/1/20	2,280,000	2,280,000
Denver Colorado City & County COPs, Zero Coupon, 12/15/16	3,000,000	1,434,630
Harrisburg Pennsylvania Authority Revenue Bonds, 5.50%, 9/1/25	1,250,000	1,225,850
Hillsborough County Port Authority Zero Coupon Bonds, 12/1/11	1,230,000	843,632
Maryland State Economic Development Corp. Authority Revenue Bonds, 8.625%, 10/1/19 (f)	750,000	412,470
Metropolitan Washington DC Airport Authority System Revenue Bonds, Series C, 5.29%, 10/1/14	2,425,000	2,457,980
New Jersey Economic Development Authority Revenue Zero Coupon Bonds:
2/15/17	7,000,000	3,339,210
2/15/24	3,000,000	864,300
Omaha Nebraska SO Bond, 1.52%, 2/1/26	700,000	700,000
Oregon School Boards Association GO Bond Zero Coupon, 6/30/16	1,000,000	496,530
Oregon State GO Bonds, 5.305%, 6/1/16	1,000,000	1,016,810
Philadelphia Pennsylvania IDA Pension Funding Zero Coupon Bonds:
4/15/14	1,000,000	581,460
4/15/19	1,000,000	401,600
4/15/21	8,250,000	2,878,508
Phoenix Arizona IDA Revenue Bonds, 6.85%, 12/1/25	2,800,000	3,149,580
Port St. Lucie Florida Special Tax Assessment Revenue Bonds, 3.85%, 1/1/08	1,000,000	1,015,570
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	1,555,000	1,557,146
Washington State MFH Revenue VRDN, 1.35%, 2/1/28	400,000	400,000
Wisconsin State GO Bonds, 5.20%, 5/1/18	1,500,000	1,501,305

Total Municipal Obligations (Cost $26,023,572)		26,556,581

U.S. Treasury - 1.4%
U.S. Treasury Bonds, 5.375%, 2/15/31	1,200,000	1,251,372
U.S. Treasury Notes:
3.125%, 10/15/08	1,250,000	1,248,238
3.625%, 5/15/13	250,000	240,470
4.25%, 11/15/13	3,100,000	3,098,078

Total U.S. Treasury (Cost $5,827,682)		5,838,158

	Principal
U.S. Government Agencies and Instrumentalities - 6.2%	Amount	Value
Fannie Mae, 5.00%, 2.375%, 7/21/05	$1,000,000	$1,000,570
Freddie Mac, 2.16%, 12/30/05	1,500,000	1,494,630
Federal Home Loan Bank Discount Notes, 1/2/04	21,200,000	21,199,617
Kingdom of Jordan, Guaranteed by the United States Agency of International Development,
8.75%, 9/1/19	1,117,870	1,406,661

Total U.S. Government Agencies and Instrumentalities (Cost $25,003,983)		25,101,478

Total Investments (Cost $371,538,355) - 99.9%		404,678,312
Other assets and liabilities, net - 0.1%		219,375
Net Assets - 100%		$404,897,687

Net Assets Consist Of:
Par value and paid-in capital applicable to 230,328,252 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$420,062,371
Undistributed net investment income		1,194,258
Accumulated net realized gain (loss) on investments		(49,501,158)
Net unrealized appreciation (depreciation) on investments and assets and liabilities
denominated in foreign currencies		33,142,216

Net Assets		$404,897,687

Net Asset Value per Share		$1.758

(e)        Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)         Interest payments have been deferred until July 1, 2004.

(m) The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July, December 2003 and January 2004. This security is no longer accruing interest and the Portfolio has written off $92,799 in accrued interest as of December 31, 2003.

(n)  The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July, December 2003 and January 2004. This security is no longer accruing interest and the Portfolio has written off $56,171 in accrued interest as of December 31, 2003.

(r)         Adjustable rate security.

(s) Conseco, Inc. voluntarily filed to reorganize their debt under Chapter 11 of the U.S. Bankruptcy Code in December 2002. As part of the approved "Plan of Reorganization", on September 17, 2003, 196,107 shares of Conseco common stock was issued in settlement of the funds investment in Conseco bonds (par $4,250,000, cost $2,759,848).

(t) AT&T Canada (now known as Allstream) emerged from bankruptcy proceedings in Canada on April, 1, 2003. On April 4, 2003, as part of the Company's restructuring plan the Portfolio's investment in AT&T Canada bonds (par $5,750,000, cost $3,696,751) was settled with a combination of cash, AT&T Canada Class A Voting Shares and AT&T Canada Class B Limited Voting Shares. The Portfolio received $318,378 (USD) in cash, 734 Class A Voting Shares and 39,561 Class B Limited Voting Shares.

*           Non-income producing security.

Abbreviations:
COPS: Certificates of Participation	LP: Limited Partnership
GO: General Obligation	SO: Special Obligation
IDA: Industrial Development Authority	MFH: Multi-Family Housing
LLC: Limited Liability Corporation	VRDN: Variable Rate Demand Note

See notes to financial statements.

Balanced Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Interest income	$6,471,506
Dividend income (net of foreign taxes withheld of $15,971)	2,867,161
Total investment income	9,338,667

Expenses:
Investment advisory fee	1,476,256
Transfer agency fees and expenses	447,405
Directors' fees and expenses	38,325
Administrative fees	955,224
Accounting fees	56,289
Custodian fees	101,389
Reports to shareholders	83,772
Professional fees	78,631
Miscellaneous	387
Total expenses	3,237,678
Fees paid indirectly	(8,765)
Net expenses	3,228,913

Net Investment Income	6,109,754

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	(2,160,565)

Change in unrealized appreciation (depreciation) on:
Investments	58,344,740
Assets and liabilities denominated in foreign currencies	2,258
58,346,998
Net Realized and Unrealized Gain (Loss)	56,186,433

Increase (Decrease) in Net Assets
Resulting From Operations	$62,296,187

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended	Year ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$6,109,754	$8,568,432
Net realized gain (loss)	(2,160,565)	(26,667,266)
Change in unrealized appreciation or (depreciation)	58,346,998	(26,406,355)

Increase (Decrease) in Net Assets
Resulting From Operations	62,296,187	(44,505,189)

Distributions to shareholders from:
Net investment income	(7,183,940)	(9,120,285)

Capital share transactions:
Shares sold	59,364,401	49,967,224
Reinvestment of distributions	7,183,940	9,120,285
Shares redeemed	(27,132,158)	(49,223,458)
Total capital share transactions	39,416,183	9,864,051

Total Increase (Decrease) in Net Assets	94,528,430	(43,761,423)

Net Assets
Beginning of year	310,369,257	354,130,680
End of year (including undistributed net investment
income of $1,194,258 and $2,162,287, respectively)	$404,897,687	$310,369,257

Capital Share Activity
Shares sold	36,360,946	30,542,397
Reinvestment of distributions	4,088,754	6,072,094
Shares redeemed	(16,987,249)	(31,041,631)
Total capital share activity	23,462,451	5,572,860

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Balanced Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date, and Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

Foreign Currency Transactions:  The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .425%, of the Portfolio's average daily net assets. Under the terms of the agreement $167,481 was payable at year end.

Calvert Administrative Services Company, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio.  Under the terms of the agreement $92,488 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $44,507 for the year ended December 31, 2003. Under the terms of the agreement $4,326 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $567,139,736 and $498,349,968, respectively. U.S. Government security purchases were $671,739,848 and sales were $669,152,788.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $379,690,047. Net unrealized appreciation aggregated $24,988,266, of which $38,617,601 related to appreciated securities and $13,629,335 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $18,841,483, $21,480,988, and $1,026,994 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$7,183,940	$9,120,285
Total	$7,183,940	$9,120,285

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,194,257
Capital loss carryforward	(41,349,465)
Unrealized appreciation (depreciation)	24,988,266
Total	($15,166,942)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications are due to the treatment of real estate investment trusts, treatment of accrued interest and market discount on defaulted securities, and treatment of tax-exempt securities for federal tax purposes.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales, the tax treatment of accrued interest on defaulted securities and the treatment of real estate investment trusts for federal tax purposes.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchase and sales transactions were $57,339,000 and $72,226,179, respectively. Net realized gains on sales transactions are $959,010.

Note D -- Other

The Balanced Portfolio filed a complaint in the United States District Court on December 19, 2002, against a former Subadvisor seeking damages in connection with a security purchase. On December 16, 2003, the Court awarded Summary Judgment in the Plaintiff's favor, and ordered the Defendant named in the complaint to pay the Plaintiff, the Balanced Portfolio, compensatory damages in the amount of $1.3 million plus interest. The Defendant has since filed a motion to appeal. The Portfolio will record the Judgment upon final resolution of appeals.

Tax Information (Unaudited)

For corporate shareholders, a total of 37.63% of the ordinary distributions paid during the taxable year ended December 31, 2003 qualify for the corporate dividends received deduction.

Balanced Portfolio

Financial Highlights

	Years Ended
	December 31,	December 31,
	2003	2002
Net asset value, beginning	$1.500	$1.759
Income from investment operations
Net investment income	.026	.042
Net realized and unrealized gain (loss)	.264	(.256)
Total from investment operations	.290	(.214)
Distributions from
Net investment income	(.032)	(.045)
Total distributions	(.032)	(.045)
Total increase (decrease) in net asset value	.258	(.259)
Net asset value, ending	$1.758	$1.500

Total return*	19.32%	(12.15%)
Ratios to average net assets:
Net investment income	1.76%	2.57%
Total expenses	.93%	.91%
Expenses before offsets	.93%	.91%
Net expenses	.93%	.91%
Portfolio turnover	374%	552%
Net assets, ending (in thousands)	$404,898	$310,369

		Years Ended
	December 31,	December 31,	December 31,
	2001	2000	1999
Net asset value, beginning	$2.003	$2.168	$2.138
Income from investment operations
Net investment income	.053	.060	.051
Net realized and unrealized gain (loss)	(.192)	(.125)	.208
Total from investment operations	(.139)	(.065)	.259
Distributions from
Net investment income	(.070)	(.036)	(.052)
Net realized gains	(.035)	(.064)	(.177)
Total distributions	(.105)	(.100)	(.229)
Total increase (decrease) in net asset value	(.244)	(.165)	.030
Net asset value, ending	$1.759	$2.003	$2.168

Total return*	(6.98%)	(3.04%)	12.12%
Ratios to average net assets:
Net investment income	3.00%	3.09%	2.35%
Total expenses	.88%	.88%	.89%
Expenses before offsets	.88%	.88%	.89%
Net expenses	.87%	.86%	.86%
Portfolio turnover	751%	762%	619%
Net assets, ending (in thousands)	$354,131	$360,335	$349,313

*           Total return is not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Social Equity Portfolio

Managed by Atlanta Capital Management Company, L.L.C.

Dear Investor:

Performance

For the year ended December 31, 2003, CVS Calvert Social Equity increased 22.27%. Our benchmarks, the S&P 500 Index and the Lipper VA Multicap Core Index, gained 28.67% and 29.94% respectively.

The principal reason the Portfolio lagged the benchmarks is that we seek to invest only in high-quality stocks with stability in historical earnings and dividend growth. So far, the market rebound has been led by the stocks that previously have been most depressed -- those with characteristics of lower quality, high beta, and lower prices (under $10.00 per share.)  The absolute best performers were those with no earnings. Our high-quality philosophy gave us good absolute returns, but not as high as the returns from lower-quality stocks.

Investment Climate

We believe that we are in the sweet spot of both economic expansion and the stock market. Despite the "wall of worry," our continued optimism for the market has been validated by the sharp rise in prices during the second half of 2003 and by surprisingly strong economic data. In some cases, the indices have risen more than 50% off lows reached in March 2003.

The year started off with a decidedly negative tone, as investors discounted stocks as a result of rising global tensions centered on Iraq. With the resolution of the initial stage of the war, investors put aside the majority of these worries and looked back at the domestic economy for guidance. Savvy investors saw what others missed: the U.S. economy was poised for growth.

With a boost from tax cuts, the U.S. economy advanced solidly in the last half of the year. Productivity increased, and with the cost-cutting measures taken by companies during slower times, profitability was leveraged to advance corporate earnings. There are concerns that employment hasn't risen sufficiently with this growth to sustain the good performance of the economy, but we think the data are simply being misread. While the Labor Department's survey of business hiring appears anemic, their household survey indicates to us that new business formation is sparking a real recovery in employment. Further, we see that small businesses are seeing a turn in strength.

With the economic outlook so positive, it is difficult to forecast when high quality will again be rewarded in a relative sense. However, we believe high quality will do better in 2004 because our work indicates that high-quality stocks are quite undervalued today compared to lower-quality stocks.

CVS Calvert Social Equity Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.03)
One year	22.27%
Since Inception (4.30.02)	3.24%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Portfolio Strategy

Over the year, our economic sector emphasis worked well. Led by our controversial decision to overweight the Technology sector, our sector strategy added almost 1% to relative returns. A partial offset was our overweighting in Health Care. However, our conviction about health care stocks has been strengthened, not weakened, as they underperformed in 2003. The fundamentals are stronger, the overhanging question of Medicare prescription benefits and associated questions of government price controls on the industry have been settled, and we believe valuations are at extreme lows.  We have increased Health Care in the portfolio to 19%, close to the maximum our diversification discipline allows.

Our emphasis on not owning lower-quality stocks had the largest overall impact on reducing Portfolio returns last year. The Portfolio's technology stocks were up 50% for the year, outpacing the sector return of 47%, and we had great selection in Consumer Staples, though our selections in Retail, Financial Services, Industrials, Materials, and Telecom Services lagged as a result of their high-quality bent.

We continue to search for companies well positioned for the better economy we foresee. We are underweight in Consumer Staples, Energy, and Utilities. We continue to like Health Care because of its above-average revenue growth, low valuations, and accelerating earnings. We also like the growth cyclical area of the market, particularly Technology, but we have shifted more toward the service part of the industry and away from hardware.

Outlook

The environment for stocks continues to be positive. Business is accelerating, and profits are soaring. Small business optimism, a significant leading economic indicator, is at a 20-year high.  Capital spending plans, helped by favorable tax incentives, are moving up sharply. As a result, we look for above-average economic growth in 2004 -- 4% to 5% for the year. We also expect a significant number of new jobs to be created --  probably 1.5 to 2.0 million -- bringing down the unemployment rate and adding to the sustainability of the expansion.

Our only serious concern is whether the global economic recovery will be too vigorous, resulting in an increase in inflation. So far this does not seem to be happening. We anticipate that short-term interest rates will rise beginning in the second quarter, but we do not believe a rise would stop economic expansion or hinder further, albeit more modest, progress in the stock market.

We are positive about future prospects for the Portfolio because it is composed of high-quality, socially responsible companies that are growing at above-average rates yet sell at very reasonable valuations. We appreciate your investment in the Portfolio.

Sincerely,

Daniel W. Boone III

Atlanta Capital Management Company, L.L.C.

January 2004

* Calvert Social  Equity Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Social Investment Fund Equity Portfolio. Performance of the two funds will differ.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Social Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Social Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2003 and the period from April 30, 2002 (inception) through December 31, 2002.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Social Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2003 and the period from April 30, 2002 (inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Equity Portfolio

Schedule of Investments

December 31, 2003

Equity Securities - 95.1%	Shares	Value
Banks - Major Regional - 2.0%
Synovus Financial Corp.	4,900	$141,708

Biotechnology - 2.9%
Amgen, Inc.*	3,300	203,940

Chemicals - 2.2%
Air Products & Chemicals, Inc.	2,900	153,207

Chemicals - Specialty - 0.7%
Ecolab, Inc.	1,800	49,266

Computers - Hardware - 4.1%
Dell, Inc.*	4,700	159,612
Hewlett-Packard Co.	5,500	126,335
		285,947

Computers - Networking - 3.6%
Cisco Systems, Inc.*	10,300	250,187

Computers - Software & Services - 2.6%
Microsoft Corp.	6,480	178,459

Distributors - Food & Health - 1.3%
Performance Food Group Co.*	2,500	90,425

Electrical Equipment - 4.1%
Emerson Electric Co.	2,700	174,825
Molex, Inc.	3,800	111,568
		286,393

Electronics - Semiconductors - 5.7%
Intel Corp.	4,825	155,365
Microchip Technology, Inc.	4,400	146,784
QLogic Corp.*	1,900	98,040
		400,189

Financial - Diversified - 3.9%
American Express Co.	3,100	149,513
SEI Investments Co.	4,000	121,880
		271,393

Healthcare - Diversified - 1.2%
Johnson & Johnson	1,600	82,656

Healthcare - Drug - Major Pharmaceutical - 6.9%
Merck & Co., Inc.	3,900	180,180
Pfizer, Inc.	6,100	215,513
Schering-Plough Corp.	4,900	85,211
		480,904

Healthcare - Hospital Management - 2.4%
Health Management Associates, Inc.	7,000	168,000

Healthcare - Medical Products & Supplies - 5.3%
Dentsply International, Inc.	2,100	$94,857
Medtronic, Inc.	4,300	209,023
Varian Medical Systems, Inc.*	1,000	69,100
		372,980

Insurance - Life & Health - 2.0%
Aflac, Inc.	3,900	141,102

Insurance - Multi-Line - 3.2%
American International Group, Inc.	3,400	225,352

Investment Banking / Brokerage - 1.8%
A.G. Edwards, Inc.	3,500	126,805

Investment Management - 1.8%
Franklin Resources, Inc.	2,350	122,341

Machinery - Diversified - 1.9%
Dover Corp.	3,300	131,175

Manufacturing - Diversified - 3.2%
Illinois Tool Works, Inc.	1,700	142,647
Pentair, Inc.	1,700	77,690
		220,337

Manufacturing - Specialized - 1.1%
Aptargroup, Inc.	1,900	74,100

Natural Gas - 1.9%
Questar Corp.	3,800	133,570

Oil & Gas - Exploration & Production - 1.9%
EOG Resources, Inc.	2,900	133,893

Personal Care - 3.3%
Alberto-Culver Co.	2,100	132,468
Estee Lauder Co.'s, Inc.	2,500	98,150
		230,618

Restaurants - 2.0%
Brinker International, Inc.*	4,200	139,272

Retail - Building Supplies - 2.1%
Home Depot, Inc.	4,200	149,058

Retail - Computers & Electronics - 1.5%
CDW Corp.	1,800	103,968

Retail - Department Stores - 2.4%
Kohl's Corp.*	3,700	166,278

Retail - Discounters - 0.8%
Family Dollar Stores, Inc.	1,600	57,408

Retail - Drug Stores - 2.0%
Walgreen Co.	3,900	141,882

Retail - General Merchandise - 2.2%
Costco Wholesale Corp.*	4,200	156,156

Retail - Specialty - 2.9%
Bed Bath & Beyond, Inc.*	2,500	$108,375
Staples, Inc.*	3,400	92,820
		201,195

Services - Advertising / Marketing - 1.4%
Omnicom Group, Inc.	1,100	96,063

Services - Computer Systems - 1.6%
Sungard Data Systems, Inc.*	3,900	108,069

Services - Data Processing - 3.5%
Concord EFS, Inc.*	8,200	121,688
Fiserv, Inc.*	3,100	122,481
		244,169

Telephone - 1.7%
Alltel Corp.	2,600	121,108

Total Equity Securities (Cost $5,822,181)		6,639,573

Total Investments (Cost $5,822,181) - 95.1%		6,639,573
Other assets and liabilities, net - 4.9%		343,917
Net Assets - 100%		$6,983,490

*     Non-income producing security.

See notes to financial statements.

Equity Portfolio

Statement of Assets and Liabilities

December 31, 2003

Assets
Investments in securities, at value (Cost $5,822,181) - See accompanying schedule	$6,639,573
Cash	327,103
Receivable for shares sold	26,645
Interest and dividends receivable	7,327
Other assets	90
Total assets	7,000,738

Liabilities
Payable for shares redeemed	53
Payable to Calvert Asset Management Company, Inc.	3,843
Payable to Calvert Administrative Services Company	1,139
Payable to Calvert Shareholder Services, Inc.	23
Accrued expenses and other liabilities	12,190
Total liabilities	17,248
Net assets	$6,983,490

Net Assets Consist Of:
Par value and Paid-in capital applicable to 441,470 shares of
common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$7,279,333
Accumulated net realized gain (loss) on investments	(1,113,235)
Net unrealized appreciation (depreciation) on investments	817,392

Net Assets	$6,983,490

Net Asset Value Per Share	$15.82

See notes to financial statements.

Equity Portfolio

Statement of Operations

year ended December 31, 2003

Net Investment Income

Investment Income:
Dividend income	$49,008
Interest income	11
Total investment income	49,019

Expenses:
Investment advisory fee	24,904
Transfer agency fees and expenses	1,502
Directors' fees and expenses	490
Administrative fees	9,961
Accounting fees	8,990
Custodian fees	17,055
Reports to shareholders	513
Professional fees	12,112
Miscellaneous	298
Total expenses	75,825
Reimbursement from Advisor	(21,298)
Fees paid indirectly	(1,808)
Net expenses	52,719

Net Investment Income (Loss)	(3,700)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(603,490)
Net increase from payments by affiliates due to investment restriction violations	91
(603,399)

Change in unrealized appreciation or (depreciation)	1,475,288

Net Realized and Unrealized Gain (Loss)	871,889

Increase (Decrease) in Net Assets
Resulting From Operations	$868,189

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

		From Inception
		April 30. 2002
	Year Ended	through
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($3,700)	$827
Net realized gain (loss)	(603,399)	(46,342)
Change in unrealized appreciation or (depreciation)	1,475,288	(328,465)

Increase (Decrease) in Net Assets
Resulting From Operations	868,189	(373,980)

Distributions to share holders from:
Net investment income	(829)	--

Capital share transactions:
Shares sold	2,571,123	6,011,980
Shares issued from merger	1,885,530	--
Reinvestment of distributions	829	--
Shares redeemed	(3,782,047)	(197,305)
Total capital share transactions	675,435	5,814,675

Total Increase (Decrease) in Net Assets	1,542,795	5,440,695

Net Assets
Beginning of year	5,440,695	--
End of year (including undistributed net investment
income of $0 and $827, respectively)	$6,983,490	$5,440,695

Capital Share Activity
Shares sold	182,294	435,557
Shares issued from merger	140,397	--
Reinvestment of distributions	52	--
Shares redeemed	(301,567)	(15,263)
Total capital share activity	21,176	420,294

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Social Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On May 2, 2003, the net assets of the Ohio National Fund, Inc., Social Awareness Portfolio merged into the Calvert Social Equity Portfolio. The merger was accomplished by a tax-free exchange of 140,397 shares of the Portfolio (valued at $1,885,530) for 344,269 shares of the Social Awareness Portfolio outstanding on May 2, 2003.  The Social Awareness Portfolio's net assets as of May 2, 2003 including $329,431 of unrealized depreciation and $214,113 of net realized loss were combined with those of the Portfolio.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Short-term notes are stated at amortized cost, which approximates fair value. Other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50%, of the Portfolio's average daily net assets.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2004. Effective May 1, 2003, the contractual expense cap became 1.08%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% based on the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $218 for the year ended December 31, 2003. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

During the year, a large redemption in the Portfolio resulted in an overdraft that violated the Portfolio's fundamental investment restriction on borrowing, which limits borrowings up to 331/3% of the value of the Portfolio's total assets. The overdraft resulted in a $91 charge to the Portfolio, which was fully reimbursed by the Advisor.

Note C -- Investment Activity

During the year, the cost purchases and proceeds from sales of investments, other than short-term securities, were $4,114,310 and $5,453,009, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $5,868,573. Net unrealized appreciation aggregated $771,000, of which $866,956 related to appreciated securities and $95,956 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $249,381, $242,915 and $574,547 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2008, December 2010 and December 2011.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$829	--
Total	$829	--

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($1,066,843)
Unrealized appreciation (depreciation)	771,000
Total	($295,843)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications are due to net operating losses, the redesignation of dividends and the tax treatment of the merger with Ohio National Fund, Inc., Social Awareness Portfolio.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, sales transactions were $2,786,636. Net realized losses on sales transactions were $345,720.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$1,926	1.82%	$231,115	April 2003

Tax Information (Unaudited)

For corporate shareholders, a total of 100% of the ordinary distributions paid during the taxable year ended December 31, 2003 qualify for the corporate dividends received deduction.

Equity Portfolio

Financial Highlights

	Periods Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$12.94	$15.00
Income from investment operations
Net investment income	(.01)	--
Net realized and unrealized gain (loss)	2.89	(2.06)
Total from investment operations	2.88	(2.06)
Total increase (decrease) in net asset value	2.88	(2.06)
Net asset value, ending	$15.82	$12.94

Total return*	22.27%	(13.73%)
Ratios to average net assets:
Net investment income (loss)	(.07%)	.05% (a)
Total expenses	1.52%	1.86% (a)
Expenses before offsets	1.09%	1.05% (a)
Net expenses	1.06%	.98% (a)
Portfolio turnover	84%	16%
Net assets, ending (in thousands)	$6,983	$5,441

(a)        Annualized

*           Total return is not annualized for periods less than one year.

**          From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Variable Series, Inc.

Calvert Income Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:

Performance

The Portfolio posted a return of 12.70% for the twelve-month period ended December 31, 2003. This return exceeded the return of Lehman U.S. Credit Index over the same time period by 5% and that of the Lipper VA Corporate Debt Funds BBB Rated Average by almost 5%. They returned 7.70% and 7.78%, respectively.  Superior performance was primarily due to favorable credit selection, underweights to Treasury and mortgage-backed securities, opportune duration management, and relative value trading.

Investment Climate

2003 was definitely a "get better" year for both domestic and global economies. Domestic labor markets and industries improved over the course of the year without the usual inflationary pressures that would cause the Federal Reserve to raise rates. This was indeed the ideal environment for  financial securities.

Portfolio Strategy

With the explosive rally in credit markets, we have benefited from rallying prices in our corporate and municipal holdings. In addition, we have taken the opportunity to lighten up in the corporate sector as we believe that prices have now become fairly to richly valued. As a result, we have assumed a more defensive credit position with the shrinking yield premiums offered for credit-sensitive situations.

Outlook

The economic outlook appears favorable heading into 2004; however, the spread (non-Treasury) markets have priced this outlook into their levels. We will be more defensive in our selection of corporate securities because we don't believe corporate prices reflect the inherent credit risks associated with corporate bonds.

Sincerely,

/s/ Gregory Habeeb                          /s/ Matt Nottingham, CFA

Portfolio Managers, Calvert Asset Management Company**

January, 2004

* Calvert Income Portfolio of Calvert Variable Series, Inc., should not be confused with the Calvert Income Fund of the Calvert Fund. Performance of the two funds will differ.

** See page 126.

CVS Calvert Income Portfolio*

Comparison of change in

value of a hypothetical $10,000 investment.

Average Annual Total Return
(period ended 12.31.03)
One year	12.70%
Since Inception (4.30.02)	11.62%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract. Past performance does not indicate future results.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Calvert Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calvert Income Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2003 and the period from April 30, 2002 (inception) through December 31, 2002.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Income Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights the year ended December 31, 2003 and the period from April 30, 2002 (inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Income Portfolio

Statement of Net Assets

December 31, 2003

	Principal
Corporate Bonds - 58.0%	Amount	Value
Agfirst Farm Credit Bank, 7.30%, 10/14/49 (e)	$100,000	$99,337
Airgas, Inc., 7.14%, 3/8/04	100,000	100,474
Alcan Aluminum Corp., 1.43%, 12/8/04 (e) (r)	200,000	200,010
American Airlines, Inc.:
1.79%, 9/23/07 (r)	229,375	229,315
3.857%, 7/9/10	500,000	494,990
ASIF Global Financing VRDN:
1.42%, 3/14/06 (e) (r)	300,000	300,150
1.32%, 5/30/06 (e) (r)	100,000	100,002
Atherton Franchisee Loan Funding LLP, 6.72%, 8/15/10 (e)	301,077	297,422
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (e)	150,000	90,134
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	150,000	167,550
Camp Pendleton & Quantico Military Housing, 5.937%, 10/1/43 (e)	200,000	195,944
Captec Franchise Trust, 6.504%, 5/25/05 (e)	42,031	42,156
Chase Funding Mortgage Loan, 4.045%, 5/25/36	200,000	200,286
Chevy Chase Bank FSB, 6.875%, 12/1/13	100,000	102,750
CIT Group, Inc., 1.40%, 11/4/05 (r)	700,000	700,007
CNL Funding, 7.721%, 8/25/09 (e)	181,468	195,328
Continental Airlines, Inc., 2.08%, 12/6/07 (r)	150,000	149,997
CVS Corp., 6.204%, 10/10/25 (e)	99,626	104,771
Daimler-Benz North America Holding Corp., 1.97%, 9/26/05 (r)	200,000	199,838
Delta Air Lines, Inc., 1.911%, 1/25/08 (r)	143,139	143,943
Farm Credit Bank of Texas, 7.561%, 11/5/49	150,000	151,500
FFCA Secured Lending Corp., 6.37%, 9/18/25 (e)	59,492	60,126
First Republic Bank, 7.75%, 9/15/12	50,000	52,049
Ford Motor Co., 7.40%, 11/1/46	400,000	378,696
Ford Motor Credit Co., 5.75%, 2/23/04	325,000	326,794
General Motors Acceptance Corp.:
1.88%, 1/20/04 (r)	200,000	199,970
4.15%, 2/7/05	150,000	152,951
8.00%, 11/1/31	100,000	110,162
General Motors Corp., 7.75%, 3/15/36	100,000	40,166
Golden Securities Corp. 1.42%, 12/2/13 (e) (r)	150,000	149,997
Goldman Sachs Group, Inc., 1.331%, 10/27/06 (r)	250,000	249,850
Great Lakes Power, Inc., 8.30%, 3/1/05	250,000	263,142
Greater Bay Bancorp., 5.25%, 3/31/08	200,000	201,588
IKON Receivables LLC, 1.402%, 12/15/07	250,000	250,004
Impac CMB Trust VRDN:
1.71%, 11/25/32 (r)	230,266	231,592
1.521%, 9/25/33 (r)	248,901	248,903
1.00%, 11/25/33 (r)	230,000	230,000
1.49125%, 12/25/33 (r)	97,258	97,259
Interpool Capital Trust, 9.875%, 2/15/27	500,000	375,000
Interpool, Inc., 7.35%, 8/1/07	30,000	28,200
Liberty Mutual Insurance Co., 7.697%, 10/15/97 (e)	200,000	176,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (m) (e)	450,000	20,250
8.30%, 12/1/37 (n) (e)	100,000	4,500
Mangrove Bay Pass Through Trust, 6.102%, 7/15/33 (e)	100,000	99,580
Merrill Lynch & Co., Inc., 1.33125%, 10/27/06	200,000	199,388
Montpelier Reinsurance Holdings Ltd., 6.125%, 8/15/13	100,000	100,694
Nationwide Building Society, 4.00%, 1/15/09 (e)	100,000	100,812
New Valley Generation I, 7.299%, 3/15/19	340,672	391,463
New Valley Generation IV, 4.687%, 1/15/22	100,000	97,033
Nortel Networks Corp., 4.25%, 9/1/08	325,000	307,528
Patrons Legacy, 5.775%, 12/23/63	500,000	500,000
PF Export Receivables Master Trust:
3.748%, 6/1/13 (e)	$100,000	$97,366
6.436%, 6/1/15 (e)	47,455	47,694
PRICOA Global Funding I, 1.35%, 12/22/06 (e) (r)	100,000	100,004
Prudential Holdings, LLC, 7.245%, 12/18/23 (e)	50,000	55,686
QBE Insurance Group Ltd., 5.647%, 7/1/23 (e)	100,000	95,300
Raytheon Co., 1.64125%, 6/10/05 (r)	100,000	99,973
Residential Asset Security Corp., Inc., 5.09%, 2/25/31	100,000	101,410
Roslyn Bancorp, Inc., 4.78%, 4/1/32 (e)	100,000	103,000
Sears, Roebuck Acceptance Corp., 3.07%, 2/25/04	100,000	100,000
Shopping Center Associates, 6.75%, 1/15/04 (e)	100,000	100,131
Simmons Co., 7.875%, 1/15/14 (e)	100,000	101,000
Simon Property Group, Inc., 6.75%, 2/9/04	100,000	100,400
SLM Corp., 1.111%, 7/25/35 (e) (r)	250,000	243,065
Sociedad Concesionaria, 6.223%, 12/15/26 (e)	200,000	200,492
Sovereign Bancorp., Inc., 10.50%, 11/15/06	100,000	118,419
Sovereign Bank Lease Pass Through, 12.18%, 6/30/20 (e)	99,315	142,482
Telefonos de Mexico, S.A. de C.V., , 4.50%, 11/19/08 (e)	100,000	100,502
Texas Municipal Gas Corp., 2.60%, 7/1/07 (e)	220,000	220,895
Thomas & Betts Corp., 8.25%, 1/15/04	200,000	200,750
TIERS Trust:
8.45%, 12/1/17 (o)	219,620	9,883
Zero Coupon, 10/15/97 (e)	1,000,000	33,799
Toll Road Investment Partnership II, Zero Coupon, 2/15/26 (e)	325,000	76,159
Unisys Corp., 6.875%, 3/15/10	25,000	26,875
United Energy Ltd., 6.00%, 11/1/05 (e)	200,000	214,752
Valassis Communications, Inc., Zero Coupon, 6/6/21	50,000	30,131
Verizon Wireless Capital LLC, 1.24%, 5/23/05 (e) (r)	500,000	499,400
Washington Mutual, Inc., 1.4325%, 11/3/05 (r)	150,000	150,000
William Street Funding Corp., 1.47%, 4/23/06 (e) (r)	250,000	250,366
World Financial Networks, Credit Card Master Note Trust, 1.5325%, 5/15/12 (r)	100,000	100,561
Xerox Corp., 7.15%, 8/1/04	50,000	51,125

Total Corporate Bonds (Cost $14,085,572)		13,681,222

Taxable Municipal Obligations - 17.5%
Alameda, California Corridor Transportation Authority Revenue Bonds, 6.50%, 10/1/19	250,000	276,283
Coos County, Oregon GO Bonds, 4.33%, 6/1/17	100,000	93,078
Denver Colorado City & County Zero Coupon Notes, 12/15/16	500,000	239,105
Harrisburg Authority Pennsylvania Facility Subordinals, 5.50%, 9/1/25	100,000	98,068
Metropolitan Nashville Airport Authority Revenue and Refunding Revenue Bonds, 5.49%, 7/1/18	550,000	556,809
New Jersey Economic Development Authority Revenue Zero Coupon Notes:
2/15/17	1,050,000	500,881
2/15/24	200,000	57,620
Niagara Falls New York Public Water & Sewage System Revenue Bonds, 5.03%, 7/15/13	50,000	50,300
Oregon School Boards Association Zero Coupon Notes:
6/30/16	200,000	99,306
6/30/23	100,000	29,861
Oregon State GO Bonds, 5.305%, 6/1/16	1,000,000	1,016,810
Philadelphia, Pennsylvania IDA, Zero Coupon Notes, 4/15/21	650,000	226,792
Phoenix, Arizona IDA Revenue Bonds, 6.85%, 12/1/25	200,000	224,970
Secaucus, New Jersey Municipal Utilities Authority Revenue Bonds, 2.75%, 12/1/06	200,000	200,276
Westmoreland County, Pennsylvania, GO Revenue Bonds, 6.25%, 5/15/13	315,000	348,453
Wisconsin State GO Bonds, 5.20%, 5/1/18	100,000	100,087

Total Taxable Municipal Obligations (Cost $4,049,980)		4,118,699

	Principal
U.S. Government Agencies and Instrumentalities - 14.4%	Amount	Value
Fannie Mae, 2.375%, 7/21/05	$200,000	$200,114
Federal Home Loan Bank Discount Notes, 1/2/04	3,200,000	3,199,942

Total U.S. Government Agencies and Instrumentalities (Cost $3,400,348)		3,400,056

U.S. Treasury - 5.3%
U.S. Treasury Bonds, 5.375%, 2/15/31	395,000	411,910
U.S. Treasury Notes:
3.375%, 12/15/08	325,000	327,233
4.25%, 11/15/13	499,000	498,690

Total U.S. Treasury (Cost $1,236,749)		1,237,833

Equity Securities - 2.4%	Shares
Allstream, Inc.:
Class A (t)	60	3,272
Class B (t)	3,267	187,362
Conseco, Inc.*(s)	5,584	121,731
First Republic Capital Corp. (Preferred) (e)	200	206,000
Ford Motor Co Capital Trust II (Preferred)	1,000	55,850

Total Equity Securities (Cost $390,463)		574,215

TOTAL INVESTMENTS (Cost $23,163,112) - 97.6%		23,012,025
Other assets and liabilities, net - 2.4%		560,007
Net Assets - 100%		$23,572,032

Net Assets Consist Of:
Par value and Paid-in capital applicable to 1,468,463 shares of
common stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$22,763,916
Undistributed net investment income		147,749
Accumulated net realized gain (loss) on investments		811,268
Net unrealized appreciation (depreciation) on investments and assets and liabilities
denominated in foreign currencies		(150,901)

Net Assets		$23,572,032

Net Asset Value Per Share		$16.05

(e)        Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(m)The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July, December 2003 and January 2004. This security is no longer accruing interest and the Portfolio has written off $9,722 in accrued interest as of December 31, 2003.

(n) The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July, December 2003 and January 2004. This security is no longer accruing interest and the Portfolio has written off $2,651 in accrued interest as of December 31, 2003.

(o) The Illinois Insurance Department has prohibited Lumbermens from making interest payments due in June, July, December 2003 and January 2004. This security is no longer accruing interest and the Portfolio has written off $5,928 in accrued interest as of December 31, 2003.

(r)         Adjustable rate security.

(s)        Conseco, Inc. voluntarily filed to reorganize their debt under Chapter 11 of the U.S. Bankruptcy Code in December 2002. As part of the approved "Plan of Reorganization", on September 17, 2003, 5,584 shares of Conseco common stock was issued in settlement of the funds investment in Conseco bonds (par $200,000, cost $80,000).

(t)         AT&T Canada (now know as Allstream) emerged from bankruptcy proceedings in Canada on April, 1, 2003. On April 4, 2003, as part of the Company's restructuring plan the Portfolio's investment in AT&T Canada bonds (par $475,000, cost $75,768) was settled with a combination of cash, AT&T Canada Class A Voting Shares and AT&T Canada Class B Limited Voting Shares. The Portfolio received $26,301 (USD) in cash, 60 Class A Voting Shares and 3,267 Class B Limited Voting Shares.

Abbreviations:

GO: General Obligation

IDA: Industrial Development Authority

VRDN: Variable Rate Demand Note

See notes to financial statements.

Income Portfolio

Statement of Operations

year ended December 31, 2003

Net Investment Income
Investment Income:
Interest income	$849,480
Dividend income (net of foreign taxes withheld of $1,338)	25,641
Total investment income	875,121

Expenses:
Investment advisory fee	77,496
Transfer agency fees and expenses	5,783
Directors' fees and expenses	2,248
Administrative fees	58,132
Accounting fees	11,998
Custodian fees	30,664
Reports to shareholders	813
Professional fees	14,483
Miscellaneous	509
Total expenses	202,126
Reimbursement from Advisor	(4,192)
Fees paid indirectly	(8,068)
Net expenses	189,866

Net Investment Income	685,255

Realized and Unrealized Gain (Loss)
Net realized gain (loss)	1,672,992

Change in unrealized appreciation (depreciation) on:
Investments	(26,298)
Assets and liabilities denominated in foreign currencies	186
(26,112)

Net Realized and Unrealized Gain (Loss)	1,646,880

Increase (Decrease) in Net Assets
Resulting From Operations	$2,332,135

See notes to financial statements.

Income Portfolio

Statements of Changes in Net Assets

		From Inception
		April 30. 2002
	Year Ended	through
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$685,255	$442,765
Net realized gain (loss)	1,672,992	505,319
Change in unrealized appreciation or (depreciation)	(26,112)	(124,789)

Increase (Decrease) in Net Assets
Resulting From Operations	2,332,135	823,295

Distributions to shareholders from:
Net investment income	(777,495)	(238,484)
Net realized gain	(1,078,872)	(252,463)
Total distributions	(1,856,367)	(490,947)

Capital share transactions:
Shares sold	9,294,996	17,797,828
Reinvestment of distribution	1,856,367	490,947
Shares redeemed	(3,237,945)	(3,438,277)
Total capital share transactions	7,913,418	14,850,498

Total Increase (Decrease) in Net Assets	8,389,186	15,182,846

Net Assets
Beginning of year	15,182,846	--
End of year (including undistributed net investment
income of $147,749 and $204,281, respectively)	$23,572,032	$15,182,846

Capital Share Activity
Shares sold	569,093	1,175,046
Reinvestment of distributions	115,734	31,683
Shares redeemed	(198,524)	(224,569)
Total capital share activity	486,303	982,160

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  Calvert Income Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The Portfolio commenced operations on April 30, 2002. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Repurchase Agreements:  The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .40%, of the Portfolio's average daily net assets. Under the terms of the agreement, $12,603 was payable at year end.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2004. The contractual expense cap is ..98%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% based on the Portfolio's annual average daily net assets. Under the terms of the agreement, $5,886 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CSSI received a fee of $2,372 for the year ended December 31, 2003. Under the terms of the agreement, $243 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor receives a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $165,110,551 and $155,475,662, respectively. U.S. Government security purchases and sales were $90,334,170 and $92,613,399, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $23,165,568. Net unrealized depreciation aggregated $153,543, of which $476,858 related to appreciated securities and $630,401 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$1,711,259	$490,947
Long-term capital gain	145,108	--
Total	$1,856,367	$490,947

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$817,090
Undistributed long-term capital gain	144,383
Unrealized appreciation (depreciation)	(153,543)
Total	$807,930

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to the treatment of accrued interest and market discount on defaulted securities and the tax treatment of mortgage-backed securities.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Portfolio may sell or purchase securities from other Portfolios managed by the Advisor, typically, short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchases and sales transactions were $3,430,000 and $5,590,000.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003.  For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$27,002	1.55%	$2,070,000	September 2003

Income Portfolio

Financial Highlights

	Periods Ended
	December 31,	December 31,
	2003	2002**
Net asset value, beginning	$15.46	$15.00
Income from investment operations
Net investment income	.44	.58
Net realized and unrealized gain (loss)	1.52	.41
Total from investment operations	1.96	.99
Distributions from:
Net investment income	(.57)	(.26)
Net realized and unrealized gain (loss)	(.80)	(.27)
Total from investment operations	(1.37)	(.53)
Total increase (decrease) in net asset value	.59	.46
Net asset value, ending	$16.05	$15.46

Total return*	12.70%	6.62%
Ratios to average net assets:
Net investment income (loss)	3.54%	5.14% (a)
Total expenses	1.04%	1.06% (a)
Expenses before offsets	1.02%	1.00% (a)
Net expenses	.98%	.98% (a)
Portfolio turnover	1,636%	788%
Net assets, ending (in thousands)	$23,572	$15,183

(a)        Annualized

*           Total return is not annualized for periods less than one year.

**          From inception April 30, 2002.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SENIOR PORTFOLIO MANAGER INFORMATION TABLE

Name: Gregory Habeeb

Position: Senior Vice President and Head of the Taxable Bond Division for Calvert Asset Management Company, Inc. (CAMCO)

Portfolio Responsibilities: Mr. Habeeb is the senior member of the CAMCO Taxable Bond Division portfolio management team and oversees all investment management decisions and operations for Calvert's taxable bond funds. He received a BS in mathematics from MIT and an MS in mathematics from NYU's Courant Institute of Mathematical Sciences. He has 23 years of experience in the financial services industry, including nine years on Wall Street as an analyst and trader.

SUPPLEMENT TO

PROSPECTUS

Calvert Social Investment Fund (CSIF) Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

CSIF Money Market Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Date of Prospectus: January 31, 2003 as revised June 30, 2003

Class I (Institutional) Shares

(All Portfolios)

Date of Prospectus: January 31, 2003

Calvert Income Fund

Calvert Short Duration Income Fund

Date of Prospectus: January 31, 2003 as revised September 15, 2003

CALVERT VARIABLE SERIES, INC.

PROSPECTUS

Calvert Social Balanced Portfolio

Calvert Income Portfolio

Date of Prospectus: April 30, 2003

Date of This Supplement: October 30, 2003

Please replace the second paragraph under "About Calvert" with the following: (for Calvert Variable Series Social Balanced and Income Portfolios replace the third paragraph under "The Fund and Its Management" with the following:)

Steven Falci serves as Calvert's Chief Investment Officer, Equities and oversees the investment strategy and management of all Calvert equity and balanced portfolios.  Calvert uses a team approach to its management of the fixed-income portfolios.  Gregory Habeeb heads this team for Calvert's taxable fixed-income portfolios. Mr. Habeeb has over 20 years of experience as an analyst, trader, and portfolio manager.  Matt Nottingham is also a member of the fixed-income management team. Mr. Nottingham has 7 1/2 years of experience as an analyst, trader, and portfolio manager.


Ameritas

Core Strategies

Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Core Strategies Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

5                      Independent Auditors' Report

6                      Statement of Net Assets

9                      Statement of Operations

10                    Statements of Changes in Net Assets

11                    Notes to Financial Statements

15                    Financial Highlights

16                    Explanation of Financial Tables

18                    Director and Officer Information Table

Ameritas Core Strategies Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Thornburg Investment Management, Inc.

Effective October 31, 2003,  the Ameritas Emerging Growth, Ameritas Growth With Income and Ameritas Research portfolios (all three subadvised by Massachusetts Financial Services Company) were merged into the new Ameritas Core Strategies Portfolio. Ameritas Investment Corp., investment advisor of the portfolios, appointed Thornburg Investment Management, Inc. (Thornburg) as the subadvisor.  After an extensive review of available options, Thornburg was recommended by Morningstar Associates, LLC, and selected because of Thornburg's risk-adjusted performance, style consistency, performance consistency, and investment experience.

Thornburg is an employee-owned investment management firm located in Santa Fe, New Mexico and established in 1982.  Thornburg has over $4 billion in equity assets under management.

Pursuant to requirements of the Securities and Exchange Commission, the original Ameritas Emerging Growth's historical performance will be maintained going forward for the new Ameritas Core Strategies portfolio.

A word from portfolio management:

Performance

We are pleased to report that the Portfolio returned 31.63% for the year ended December 31, 2003 outperforming the Portfolio's benchmark, the S&P 500, which returned 28.67% for the year.  October 31, 2003 year-to-date performance for the Portfolio was 26.09%, and November and December returned 0.34% and 4.04%, respectively.

Market & Investment Climate

The favorable result for the year was not achieved without our enduring considerable volatility and angst along the way. Doubts about economic recovery, terrorist attacks, the war in Iraq, and SARS were among factors that held down stock prices through March. The overthrow of the former regime in Iraq sparked a relief rally that extended through much of the rest of 2003. Underpinning the return of confidence was continued economic improvement and its impact on the outlook for corporate profits.

During the second quarter of the calendar year, Congress passed tax legislation establishing a maximum 15% tax rate on both dividends and long-term capital gains. The new rate, in our view, enhances the value of stocks with above-average dividend yields.

The recent focus on the value of the dollar compared with the value of other developed-world currencies created additional uncertainty to be digested by the markets. In mid-September, the economic ministers of the major industrialized nations -- known as the Group of Eight -- met in Dubai. Their jointly issued communiqué has roiled currency markets since. Essentially, the communiqué encouraged flexible exchange rate policies and has been interpreted as pointing to a weak currency posture for the U.S. Dollar.

Much of the stock gains realized since the bottom of the market last year reflect a return of confidence. Gains from this point forward will likely require earnings improvement or the reinforced perception that companies are enjoying accelerating profits with the expansion.

Core Strategies Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	31.63%
Since inception (11.1.99)	(9.62%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 10.31.99.

The Portfolio changed its primary benchmark to the S&P 500 Index in October 2003 when the Emerging Growth Portfolio was reorganized into the Core Strategies Portfolio.

Past performance does not indicate future results.

Investment Strategy

As the robust third quarter profits became apparent, markets reacted with healthy returns early in the fourth quarter.  As the quarter progressed, the weak dollar created uncertainty and caused a change in market leadership.  A narrow group of mostly large capitalization issues led the indexes higher while former leaders languished.  Energy and other commodity issues did particularly well.   The weak dollar causes oil and other commodities to seem cheaper outside the U.S., which creates upward pressure on their prices.  With the increased oil prices, 2004 earnings estimates are being raised for many oil companies, including the ones we hold.

We added a number of stocks with above-average dividend yields to the portfolio during the fourth quarter. As always, stock selection or elimination is based on bottom up fundamental analysis.

Outlook

We believe the most likely scenario is that the combination of strong economic growth and a weakening dollar will cause the Federal Reserve to increase rates sooner than the market expects, but that the rate increase will be surprisingly well received.  Investors may view such a Federal Reserve action as a signal that the Federal Reserve believes the economy will continue to be strong.  Bond and stock investors are likely to believe early Federal Reserve action diminishes risk of rising inflation.  Such action could also serve to stabilize the dollar.  In such an environment, Federal Reserve tightening may help, rather than hurt, equity valuations.  If we are right, we believe 2004 could be another good year for equity investors.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Core Strategies Portfolio:

We have audited the accompanying statement of net assets of Ameritas Core Strategies Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Core Strategies Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Core Strategies Portfolio

Statement of net Assets

December 31, 2003

Equity Securities - 97.6%	Shares	Value
Banks - Major Regional - 6.4%
Bank of New York Co., Inc.	78,600	$2,603,232
Wells Fargo & Co.	33,100	1,949,259
		4,552,491

Banks - Regional - 2.1%
Lloyds TSB Group plc (ADR)	45,100	1,468,005

Biotechnology - 2.8%
Genzyme Corp. - General Division*	39,800	1,963,732

Broadcast - Television, Radio, & Cable - 5.0%
Comcast Corp. Special Class A*	64,800	2,026,944
InterActiveCorp*	45,200	1,533,636
		3,560,580

Communications Equipment - 2.4%
Hughes Electronics Corp.*	103,231	1,708,478

Computers - Hardware - 2.9%
Hewlett-Packard Co.	91,000	2,090,270

Computers - Peripherals - 2.1%
Seagate Technology, Inc.:
Class A*	81,000	1,530,900
Escrow *	3,390	-
		1,530,900

Computers - Software & Services - 5.0%
Affiliated Computer Services, Inc.*	25,800	1,405,068
Eclipsys Corp.*	66,800	777,552
Electronic Arts, Inc.*	29,200	1,395,176
		3,577,796

Consumer - Jewelry, Novelty, & Gifts - 1.5%
American Greetings Corp.*	49,000	1,071,630

Electric Companies - 3.3%
Dominion Resources, Inc.	36,700	2,342,561

Electronics - Semiconductors - 2.3%
Texas Instruments, Inc.	54,700	1,607,086

Entertainment - 4.3%
Fox Entertainment Group, Inc.*	46,100	1,343,815
Time Warner, Inc.*	95,600	1,719,844
		3,063,659

Financial - Diversified - 7.6%
Citigroup, Inc.	47,900	2,325,066
Fannie Mae	25,600	1,921,536
Freddie Mac	19,700	1,148,904
		5,395,506

Foods - 0.9%
H.J. Heinz Co.	18,200	663,026
Healthcare - Drug - Major Pharmaceutical - 3.4%
Pfizer, Inc.	69,600	$2,458,968

Healthcare - Hospital Management - 2.3%
Health Management Associates, Inc.	69,600	1,670,400

Healthcare - Special Services - 2.3%
Quest Diagnostics, Inc.*	22,600	1,652,286

Insurance - Life & Health - 3.1%
Lincoln National Corp.	53,900	2,175,943

Insurance - Property & Casualty - 2.8%
St. Paul Co.'s, Inc.	51,000	2,022,150

Insurance Brokers - 4.1%
AON Corp.	63,000	1,508,220
Marsh & McLennan Co.'s	30,300	1,451,067
		2,959,287

Investment Banking / Brokerage - 3.3%
E*trade Financial Corp.*	188,900	2,389,585

Machinery - Diversified - 2.2%
Deere & Co.	24,300	1,580,715

Natural Gas - 2.4%
El Paso Energy Corp.	207,800	1,701,882

Oil - Domestic Integrated - 5.4%
Amerada Hess Corp.	35,400	1,882,218
Marathon Oil Corp.	58,600	1,939,074
		3,821,292

Oil & Gas - Exploration & Production - 3.3%
Unocal Corp.	63,200	2,327,656

Railroads - 2.0%
Union Pacific Corp.	20,100	1,396,548

Retail - Building Supplies - 2.7%
Lowe's Co.'s, Inc.	35,000	1,938,650

Retail - Computers & Electronics - 1.6%
Circuit City Stores, Inc.	109,500	1,109,235

Retail - Drug Stores - 1.9%
Caremark Rx, Inc.*	54,900	1,390,617

Retail - General Merchandise - 2.2%
Target Corp.	41,600	1,597,440

Services - Advertising / Marketing - 1.3%
DoubleClick, Inc.*	87,400	893,228

Telecommunications - Cell / Wireless - 2.5%
Nextel Communications, Inc.*	63,000	1,767,780

Telephone - 0.2%
Alltel Corp.	3,100	$144,398

Total Equity Securities (Cost $65,734,087)		69,593,780

Total Investments (Cost $65,734,087) - 97.6%		69,593,780
Other assets and liabilities, net - 2.4%		1,728,127
Net Assets - 100%		$71,321,907

Net Assets Consist of:
Paid-in capital applicable to 4,619,324 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$91,346,241
Undistributed net investment income		16,168
Accumulated net realized gain (loss) on investments		(23,901,825)
Net unrealized appreciation (depreciation) on investments and assets and liabilities
denominated in foreign currencies		3,861,323

Net Assets		$71,321,907

Net Asset Value Per Share		$15.44

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

See notes to financial statements.

Core Strategies Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $2,570)	$311,619
Interest income	6,932
Total investment income	318,551

Expenses:
Investment advisory fee	286,331
Transfer agent fees and expenses	12,202
Accounting fees	22,069
Directors' fees and expenses	3,611
Administrative fees	50,000
Custodian fees	163,779
Professional fees	4,930
Total expenses	542,922
Reimbursement from Advisor	(177,760)
Fees paid indirectly	(2,477)
Net expenses	362,685

Net Investment Income (Loss)	(44,134)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	3,511,930
Foreign currency transactions	(28,985)
3,482,945

Change in unrealized appreciation (depreciation) on:
Investments and foreign currency	6,907,653
Assets and liabilities denominated in foreign currencies	1,518
6,909,171
Net Realized and Unrealized Gain
(Loss) on Investments	10,392,116

Increase (Decrease) in Net Assets
Resulting From Operations	$10,347,982

See notes to financial statements.

Core Strategies Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($44,134)	($171,442)
Net realized gain (loss)	3,482,945	(16,083,411)
Change in unrealized appreciation (depreciation)	6,909,171	(3,027,036)

Increase (Decrease) in Net Assets
Resulting From Operations	10,347,982	(19,281,889)

Capital share transactions:
Shares sold	6,951,811	15,645,300
Shares issued from merger (See Note A)	69,502,015	--
Shares redeemed	(46,146,488)	(26,358,386)
Total capital share transactions	30,307,338	(10,713,086)

Total Increase (Decrease) in Net Assets	40,655,320	(29,994,975)

Net Assets
Beginning of year	30,666,587	60,661,562
End of year (including undistributed net investment income of $16,168 and $0, respectively)	$71,321,907	$30,666,587

Capital Share Activity
Shares sold	508,275	1,069,208
Shares issued from merger (See Note A)	4,699,300	--
Shares redeemed	(3,201,921)	(1,851,137)
Total capital share activity	2,005,654	(781,929)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:  The Ameritas Core Strategies Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio began operations on October 31, 2003. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

On October 31, 2003, the Portfolio acquired substantially all the net assets of Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio, pursuant to the Agreement and Plan of Reorganization.  The acquisition was accomplished by a transfer of all the assets and assumption of certain liabilities of Ameritas Emerging Growth Portfolio (valued at $34,858,876), Ameritas Research Portfolio (valued at $17,252,214), and Ameritas Growth With Income Portfolio (valued at $17,390,925) to the Portfolio.  Following the transfer, 2,357,168,  1,166,504, and 1,175,628 shares of the Portfolio were distributed to shareholders in liquidation of the Ameritas Emerging Growth Portfolio, Ameritas Research Portfolio, and Ameritas Growth With Income Portfolio, respectively.  The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the portfolios or their shareholders.  The Ameritas Research Portfolio's and Ameritas Growth With Income Portfolio's net assets at the date of the acquisition, including $290,126 and ($533) of unrealized appreciation (depreciation), respectively, and $10,256,364 and $7,248,427 of accumulated net realized loss, respectively, were combined with those of the Ameritas Emerging Growth Portfolio.

The Ameritas Emerging Growth Portfolio (inception November 1, 1999) constitutes the surviving entity for financial reporting purposes; therefore it is deemed the "accounting survivor" for the merger.  Its operations are combined with that of the Portfolio's since the Portfolio's inception in presenting the Portfolio's Statement of Operations, Statements of Changes in Net Assets, and Financial Highlights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U. S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives a monthly fee based on an annual rate of 0.75% of the Portfolio's average daily net assets. Under the terms of the agreement, $52,989 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is 0.95%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $34,062,586 and $36,256,971, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $66,149,794. Net unrealized appreciation aggregated $3,443,986, of which $4,011,908 related to appreciated securities and $567,922 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $3,548,920, $19,685,655, and $251,543 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$16,168
Capital loss carryforward	(23,486,118)
Unrealized appreciation (depreciation)	3,443,986
Total	($20,025,964)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the tax treatment of the reorganization at the commencement of the Portfolio.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchase and sale transactions were $207,664 and $340,217, respectively. The transactions resulted in net realized losses of $12,960.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$8,337	1.53%	$433,012	July 2003

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Core Strategies Portfolio	2003	2002	2001
Net asset value, beginning	$11.73	$17.86	$29.75
Income from investment operations
Net investment income (loss)	(.01)	(.07)	(.06)
Net realized and unrealized gain (loss)	3.72	(6.06)	(10.53)
Total from investment operations	3.71	(6.13)	(10.59)
Distributions from
Net realized gains	--	--	(1.30)
Total increase (decrease) in net asset value	3.71	(6.13)	(11.89)
Net asset value, ending	$15.44	$11.73	$17.86

Total return*	31.63%	(34.32%)	(35.65%)
Ratios to average net assets:
Net investment income (loss)	(.12%)	(.40%)	(.27%)
Total expenses	1.42%	1.35%	1.21%
Expenses before offsets	.96%	.95%	.96%
Net expenses	.95%	.95%	.95%
Portfolio turnover	92%	104%	265%
Net assets, ending (in thousands)	$71,322	$30,667	$60,662

		Periods Ended
		December 31,	December 31,
Core Strategies Portfolio		2000	1999(z)
Net asset value, beginning		$37.86	$25.82
Income from investment operations
Net investment income (loss)		(.09)	(.02)
Net realized and unrealized gain (loss)		(7.32)	12.06
Total from investment operations		(7.41)	12.04
Distributions from
Net realized gains		(.70)	--
Total increase (decrease) in net asset value		(8.11)	12.04
Net asset value, ending		$29.75	$37.86

Total return*		(19.61%)	46.63%
Ratios to average net assets:
Net investment income (loss)		(.26%)	(.45%) (a)
Total expenses		.97%	.98% (a)
Expenses before offsets		.89%	.86% (a)
Net expenses		.86%	.85% (a)
Portfolio turnover		213%	18%
Net assets, ending (in thousands)		$113,563	$128,040

(a) Annualized.

(z) From November 1, 1999 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Income & Growth

Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Income & Growth Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

5                      Independent Auditors' Report

6                      Statement of Net Assets

9                      Statement of Operations

10                    Statements of Changes in Net Assets

11                    Notes to Financial Statements

14                    Financial Highlights

15                    Explanation of Financial Tables

17                    Director and Officer Information Table

***************************************************************************************************************************************************

Ameritas Income & Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Performance

The Portfolio returned 30.03% during the twelve months ended December 31, 2003, versus a 28.67% return for S&P 500 Index and a 29.75% return for the Russell 1000 Growth Index.  The Lipper Large-Cap Growth Fund Index returned 26.96% over the same time period.  Throughout the year, the Portfolio benefited from solid security selection in the health care and financials sectors and an overweighting in the strong information technology sector in beating the S&P 500 benchmark.  At the stock level, positions in Intel Corp., Cisco Systems Inc. and eBay Inc. contributed most positively to portfolio performance during the twelve-month period.  Conversely, positions in General Dynamics Corp., Travelers Property Casualty Corp. and NiSource Inc. detracted most from fund value.

Markets & Investment Climate

The 2003 New Year brought with it an end to the positive momentum experienced throughout the fourth quarter of 2002.  With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first two months of the year.  Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February.  With the markets appearing to prefer war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices moving substantially higher during the three-month period.  Reassured by the swift and decisive overthrow of the former regime in Iraq and better-than expected first quarter profits, investors found good reason to get back into the markets in April and May.  In addition, with a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cut on June 25th, investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small cap growth stocks leading the advance.  Encouraged by upbeat corporate earnings news, investors pushed most indices higher in July.  The general market optimism continued into August.  Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September.  Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets dragged stocks down during the final month of the quarter.  While the Federal Reserve decided against any rate cuts during the three-month period, it indicated a commitment to maintaining low interest rates for the foreseeable future.

While stocks of all sizes performed well throughout the fourth quarter, small and mid cap stocks performed especially well.  As equity markets headed into the New Year, low interest rates, minimal inflation and solid economic fundamentals appeared to eclipse fear and uncertainty.

Income & Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	30.03%
Since inception (11.1.99)	(0.12%)

1  Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2  For comparison purposes, Portfolio and Index performance is shown from the month end date of 10.31.99.

Past performance does not indicate future results.

Investment Strategy

Throughout the year, the Portfolio benefited from solid security selection in the health care and financials sectors and an overweighting against the S&P 500 benchmark in the strong information technology sector.  At the stock level, positions in Intel Corp., Cisco Systems Inc. and eBay Inc. contributed most positively to portfolio performance during the twelve-month period.  Conversely, positions in General Dynamics Corp., Travelers Property Casualty Corp. and NiSource Inc. detracted most from fund value.  As of December 31, 2003, the Portfolio remained well diversified, with information technology, consumer discretionary and health care representing the top three sectors.

For the year, the management philosophy of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.  On the whole, growth stocks provided no significant advantage during a period in which they had similar returns to their value counterparts.

Outlook

We strongly feel that the combination of improved fundamentals, low inflation, low interest rates, and steadily increasing demand will mean continued improvement in corporate earnings. When this approach is juxtaposed to an election year and the low-yield on bonds, we expect significant upside in equities in 2004. We also take the capture of Saddam Hussein as an indication that a stable, democratic future is possible for Iraq, and that we may see a lessening of international tension. That is our hope for the New Year.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts.  Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and Shareholders of Ameritas Income & Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas Income & Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Income & Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Income & Growth Portfolio

Statement of Net Assets

December 31, 2003

Equity Securities - 98.8%	Shares	Value
Air Freight - 1.3%
United Parcel Service, Inc. (Class B)	7,900	$588,945

Banks - Regional - 1.7%
UCBH Holdings, Inc.	19,700	767,709

Beverages - Non-alcoholic - 1.2%
Coca-Cola Co.	11,000	558,250

Biotechnology - 3.0%
Amgen, Inc.*	10,700	661,260
Chiron Corp.*	7,900	450,221
Genentech, Inc.*	3,100	290,067
		1,401,548

Communications Equipment - 1.3%
Corning, Inc.*	55,200	575,736

Computers - Hardware - 2.2%
Dell, Inc.*	15,615	530,285
Hewlett-Packard Co.	21,300	489,261
		1,019,546

Computers - Networking - 3.1%
Cisco Systems, Inc.*	59,500	1,445,255

Computers - Software & Services - 12.2%
eBay, Inc.*	21,200	1,369,308
Microsoft Corp.	62,000	1,707,480
Peoplesoft, Inc.*	35,400	807,120
Veritas Software Corp.*	11,800	438,488
Yahoo!, Inc.*	28,700	1,296,379
		5,618,775

Consumer Finance - 0.5%
Capital One Financial Corp.	3,900	239,031

Electrical Equipment - 5.4%
General Electric Co.	49,825	1,543,579
Rockwell Automation, Inc.	26,600	946,960
		2,490,539

Electronics - Semiconductors - 7.9%
Analog Devices, Inc.	15,950	728,118
Intel Corp.	47,300	1,523,060
Texas Instruments, Inc.	16,100	473,018
Xilinx, Inc.*	24,000	929,760
		3,653,956

Entertainment - 5.5%
Royal Caribbean Cruises Ltd.	21,100	734,069
Viacom, Inc. (Class B)	13,800	612,444
Walt Disney Co.	51,250	1,195,662
		2,542,175

Equipment - Semiconductors - 0.8%
Applied Materials, Inc.*	15,400	$345,730

Financial - Diversified - 4.5%
Citigroup, Inc.	23,700	1,150,398
Goldman Sachs Group, Inc.	9,350	923,125
		2,073,523

Gaming, Lottery, & Parimutuel - 2.6%
Mandalay Resort Group	26,400	1,180,608

Healthcare - Diversified - 7.1%
Abbott Laboratories, Inc.	24,400	1,137,040
Bristol-Myers Squibb Co.	25,300	723,580
Johnson & Johnson	20,000	1,033,200
Wyeth	9,300	394,785
		3,288,605

Healthcare - Drug - Major Pharmaceutical - 5.5%
GlaxoSmithKline plc (ADR)	24,400	1,137,528
Pfizer, Inc.	39,903	1,409,773
		2,547,301

Healthcare - Hospital Management - 1.6%
HCA, Inc.	17,500	751,800

Healthcare - Medical Products & Supplies - 2.3%
Boston Scientific Corp.*	19,400	713,144
Medtronic, Inc.	7,400	359,714
		1,072,858

Insurance - Multi-Line - 1.9%
American International Group, Inc.	13,050	864,954

Insurance - Property & Casualty - 1.2%
MGIC Investment Corp.	9,300	529,542

Investment Management - 2.5%
T. Rowe Price Group, Inc.	23,900	1,133,099

Lodging - Hotels - 3.1%
Carnival Corp.	22,600	897,898
Starwood Hotels & Resorts Worldwide, Inc.	15,200	546,744
		1,444,642

Machinery - Diversified - 2.1%
Dover Corp.	24,400	969,900

Manufacturing - Diversified - 3.4%
International Steel Group, Inc.*	700	27,265
Tyco International Ltd.	57,550	1,525,075
		1,552,340

Oil - International Integrated - 2.2%
ChevronTexaco Corp.	11,700	1,010,763

Retail - Building Supplies - 2.3%
Home Depot, Inc.	30,200	1,071,798

Retail - Computers & Electronics - 1.9%
Best Buy Co., Inc.	16,600	867,184

Retail - General Merchandise - 0.7%
Target Corp.	8,800	$337,920

Retail - Home Shopping - 0.8%
Amazon.Com, Inc.*	6,550	344,792

Retail - Specialty Apparel - 1.5%
TJX Companies, Inc.	30,900	681,345

Telecommunications - Cell / Wireless - 2.2%
Vodafone Group plc. (ADR)	41,100	1,029,144

Tobacco - 3.3%
Altria Group, Inc.	27,700	1,507,434

Total Equity Securities (Cost $38,047,773)		45,506,747

	Principal
U.S. Government Agencies and Instrumentalities - 1.1%	Amount
Fannie Mae Discount Notes, 3/3/04	$500,000	499,106

Total U.S. Government Agencies and Instrumentalities (Cost $499,106)		499,106

Total Investments (Cost $38,546,879) - 99.9%		46,005,853
Other assets and liabilities, net - 0.1%		50,091
Net Assets - 100%		$46,055,944

Net Assets Consist of:
Paid-in capital applicable to 3,903,322 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$64,937,068
Undistributed net investment income		53,428
Accumulated net realized gain (loss) on investments		(26,393,526)
Net unrealized appreciation (depreciation) on investments		7,458,974

Net Assets		$46,055,944

Net Asset Value Per Share		$11.80

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipt

See notes to financial statements.

Income & Growth Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $5,575)	$553,761
Interest income	9,956
Total investment income	563,717

Expenses:
Investment advisory fee	256,637
Transfer agent fees and expenses	12,121
Accounting fees	15,632
Directors' fees and expenses	3,919
Administrative fees	50,000
Custodian fees	23,148
Reports to shareholders	1,291
Professional fees	16,434
Miscellaneous	2,281
Total expenses	381,463
Reimbursement from Advisor	(60,201)
Fees paid indirectly	(979)
Net expenses	320,283

Net Investment Income	243,434

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,651,124
Change in unrealized appreciation (depreciation)	8,919,320

Net Realized and Unrealized Gain
(Loss) on Investments	10,570,444

Increase (Decrease) in Net Assets
Resulting From Operations	$10,813,878

See notes to financial statements.

Income & Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$243,434	$153,691
Net realized gain (loss) on investments	1,651,124	(18,827,515)
Change in unrealized appreciation (depreciation)	8,919,320	(2,003,700)

Increase (Decrease) in Net Assets
Resulting From Operations	10,813,878	(20,677,524)

Distributions to shareholders from:
Net investment income	(229,319)	(180,784)

Capital share transactions:
Shares sold	2,388,111	4,609,289
Reinvestment of distributions	229,319	180,784
Shares redeemed	(7,097,494)	(15,808,403)
Total capital share transactions	(4,480,064)	(11,018,330)

Total Increase (Decrease) in Net Assets	6,104,495	(31,876,638)

Net Assets
Beginning of year	39,951,449	71,828,087
End of year (including undistributed net investment
income of $53,428 and $41,215 respectively)	$46,055,944	$39,951,449

Capital Share Activity
Shares sold	229,808	406,580
Reinvestment of distributions	19,467	19,910
Shares redeemed	(727,178)	(1,499,005)
Total capital share activity	(477,903)	(1,072,515)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:   The Ameritas Income & Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 0.625% of the Portfolio's average daily net assets. Under the terms of the agreement, $25,223 was payable at year end

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $68,882,681 and $73,513,259, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $39,029,872. Net unrealized appreciation aggregated $6,975,981, of which $7,326,292 related to appreciated securities and $350,311 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $8,212,057, $17,480,903, and $217,573 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$229,319	$180,784
Long-term capital gain	--	--
Total	$229,319	$180,784

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$53,428
Capital loss carryforward	(25,910,533)
Unrealized appreciation (depreciation)	6,975,981
Total	($18,881,124)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the treatment of real estate investment trusts.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$6,242	1.59%	$457,929	July 2003

Tax Information (Unaudited) For corporate shareholders, 100% of the ordinary distributions paid during the taxable year ended December 31, 2003 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Income & Growth Portfolio	2003	2002	2001
Net asset value, beginning	$9.12	$13.17	$16.66
Income from investment operations
Net investment income	.06	.04	.06
Net realized and unrealized gain (loss)	2.68	(4.05)	(2.61)
Total from investment operations	2.74	(4.01)	(2.55)
Distributions from
Net investment income	(.06)	(.04)	(.07)
Net realized gains	--	--	(.87)
Total distributions	(.06)	(.04)	(.94)
Total increase (decrease) in net asset value	2.68	(4.05)	(3.49)
Net asset value, ending	$11.80	$9.12	$13.17

Total return*	30.03%	(30.44%)	(15.38%)
Ratios to average net assets:
Net investment income	.59%	.28%	.34%
Total expenses	.93%	.92%	.80%
Expenses before offsets	.78%	.81%	.79%
Net expenses	.78%	.78%	.78%
Portfolio turnover	173%	270%	100%
Net assets, ending (in thousands)	$46,056	$39,951	$71,828

	Periods Ended
	December 31,	December 31,
Income & Growth Portfolio	2000	1999(z)
Net asset value, beginning	$17.35	$13.83
Income from investment operations
Net investment income	.05	--
Net realized and unrealized gain (loss)	.07	4.03
Total from investment operations	.12	4.03
Distributions from
Net investment income	(.03)	--
Net realized gains	(.78)	(.51)
Total distributions	(.81)	(.51)
Total increase (decrease) in net asset value	(.69)	3.52
Net asset value, ending	$16.66	$17.35

Total return*	0.65%	29.14%
Ratios to average net assets:
Net investment income	.34%	(.09%) (a)
Total expenses	.77%	.79% (a)
Expenses before offsets	.71%	.68% (a)
Net expenses	.70%	.68% (a)
Portfolio turnover	164%	18%
Net assets, ending (in thousands)	$97,288	$80,385

(a) Annualized.

(z) From November 1, 1999 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending
AmerUs Annuity Group
Ameritas Variable Life Insurance Co.
Ameritas Investment Corporation
AmerUs Group Foundation
Bankers Life Insurance Co. of New York
Inflective Asset Mgmt.
AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52 (interested Director)	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas Growth Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Growth Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

5                      Independent Auditors' Report

6                      Statement of Net Assets

9                      Statement of Operations

10                    Statements of Changes in Net Assets

11                    Notes to Financial Statements

14                    Financial Highlights

15                    Explanation of Financial Tables

17                    Director and Officer Information Table

********************************************************************************************

Ameritas Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Performance

The Portfolio returned 35.50% during the twelve months ended December 31, 2003, versus a 28.67% return for S&P 500 Index and a 29.75% return for the Russell 1000 Growth Index.  The Lipper Large-Cap Growth Fund Index returned 26.96% over the same time period.  Throughout the year, the Portfolio benefited from solid security selection in the health care and information technology sectors and an underweighting in the relatively weak consumer staples sector in beating the S&P 500 benchmark.  At the stock level, positions in eBay Inc., Cisco Systems Inc. and Yahoo Inc. contributed most positively to portfolio performance during the twelve-month period.  Conversely, positions in General Dynamics Corp., Accenture Ltd. and HCA Inc. detracted most from fund value.

Markets & Investment Climate

The 2003 New Year brought with it an end to the positive momentum experienced throughout the fourth quarter of 2002.  With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first two months of the year.  Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February.  With the markets appearing to prefer war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices moving substantially higher during the three-month period.  Reassured by the swift and decisive overthrow of the former regime in Iraq and better-than expected first quarter profits, investors found good reason to get back into the markets in April and May.  In addition, with a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cut on June 25th, investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small cap growth stocks leading the advance.  Encouraged by upbeat corporate earnings news, investors pushed most indices higher in July.  The general market optimism continued into August.  Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September.  Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets dragged stocks down during the final month of the quarter.  While the Federal Reserve decided against any rate cuts during the three-month period, it indicated a commitment to maintaining low interest rates for the foreseeable future.

While stocks of all sizes performed well throughout the fourth quarter, small and mid cap stocks performed especially well.  As equity markets headed into the New Year, low interest rates, minimal inflation and solid economic fundamentals appeared to eclipse fear and uncertainty.

Growth Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	35.50%
Since inception (11.1.99)	(5.83%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 10.31.99.

Past performance does not indicate future results.

Investment Strategy

Throughout the year, the Portfolio benefited from solid security selection in the health care and information technology sectors, and an underweighting against the S&P 500 benchmark in the relatively weak consumer staples sector.  At the stock level, positions in eBay Inc., Cisco Systems Inc. and Yahoo Inc. contributed most positively to portfolio performance during the twelve-month period.  Conversely, positions in General Dynamics Corp., Accenture Ltd. and HCA Inc. detracted most from fund value.  As of December 31, 2003, the Portfolio remained well diversified, with information technology, consumer discretionary and health care representing the top three sectors.

During the year, the management philosophy of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.  On the whole, growth stocks provided no significant advantage during a period in which they had similar returns to their value counterparts.

Outlook

We strongly feel that the combination of improved fundamentals, low inflation, low interest rates, and steadily increasing demand will mean continued improvement in corporate earnings. When this approach is juxtaposed to an election year and the current low-yield on bonds, we expect significant upside in equities in 2004. We also take the capture of Saddam Hussein as an indication that a stable, democratic future is possible for Iraq, and that we may see a lessening of international tension. That is our hope for the New Year.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts.  Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Growth Portfolio

Statement of net Assets

December 31, 2003

Equity Securities - 100.2%	Shares	Value
Air Freight - 1.0%
United Parcel Service, Inc.	12,300	$916,965

Banks - Major Regional - 0.8%
US Bancorp	24,600	732,588

Biotechnology - 5.3%
Amgen, Inc.*	29,778	1,840,280
Chiron Corp.*	7,600	433,124
Genentech, Inc.*	26,850	2,512,355
		4,785,759

Broadcast - Television, Radio, & Cable - 0.8%
XM Satellite Radio Holdings, Inc.*	28,400	748,624

Communications Equipment - 4.4%
Corning, Inc.*	165,950	1,730,858
Hughes Electronics Corp.*	78,000	1,290,896
Nokia OYJ (ADR)	56,150	954,550
		3,976,304

Computers - Hardware - 1.5%
Hewlett-Packard Co.	60,000	1,378,200

Computers - Networking - 3.3%
Cisco Systems, Inc.*	123,850	3,008,317

Computers - Peripherals - 2.4%
EMC Corp.*	98,550	1,273,266
Seagate Technology*	48,300	912,870
		2,186,136

Computers - Software & Services - 16.1%
eBay, Inc.*	47,350	3,058,337
Microsoft Corp.	131,050	3,609,117
Peoplesoft, Inc.*	84,800	1,933,440
Synopsys, Inc.*	53,000	1,789,280
Veritas Software Corp.*	36,200	1,345,192
Yahoo!, Inc.*	63,600	2,872,812
		14,608,178

Consumer Finance - 0.8%
Capital One Financial Corp.	11,200	686,448

Electrical Equipment - 2.7%
General Electric Co.	77,600	2,404,048

Electronics - Semiconductors - 8.6%
Analog Devices, Inc.	51,700	2,360,105
Intel Corp.	69,150	2,226,630
Texas Instruments, Inc.	52,100	1,530,698
Xilinx, Inc.*	43,000	1,665,820
		7,783,253

Entertainment - 4.0%
Fox Entertainment Group, Inc.*	34,500	$1,005,675
NetFlix, Inc.*	23,750	1,298,888
News Corp. Ltd	8,724	263,901
Walt Disney Co.	46,850	1,093,010
		3,661,474

Equipment - Semiconductors - 3.9%
Applied Materials, Inc.*	52,700	1,183,115
Teradyne, Inc.*	92,000	2,341,400
		3,524,515

Financial - Diversified - 2.0%
American Express Co.	14,200	684,866
Citigroup, Inc.	22,850	1,109,139
		1,794,005

Gaming, Lottery, & Parimutuel - 1.3%
International Game Technology	32,400	1,156,680

Healthcare - Diversified - 0.5%
Abbott Laboratories, Inc.	9,425	439,205

Healthcare - Drug - Generic, Other - 1.0%
Watson Pharmaceutical, Inc.*	18,900	869,400

Healthcare - Drug - Major Pharmaceutical - 6.4%
Allergan, Inc.	12,200	937,082
GlaxoSmithKline plc	38,900	1,813,518
Novartis AG	39,250	1,801,182
Teva Pharmaceutical Industries Ltd.	22,000	1,247,620
		5,799,402

Healthcare - Managed Care - 2.9%
UnitedHealth Group, Inc.	24,350	1,416,683
Medco Health Solutions, Inc.*	35,650	1,211,744
		2,628,427

Healthcare - Medical Products & Supplies - 4.9%
Boston Scientific Corp.*	68,350	2,512,546
Medtronic, Inc.	29,500	1,433,995
Varian Medical Systems, Inc.*	6,450	445,695
		4,392,236

Insurance - Multi-Line - 2.2%
American International Group, Inc.	29,725	1,970,173

Investment Management - 2.2%
Affiliated Managers Group, Inc.*	8,450	588,036
T. Rowe Price Group, Inc.	30,100	1,427,041
		2,015,077

Lodging - Hotels - 1.5%
Starwood Hotels & Resorts Worldwide, Inc.	37,550	1,350,674

Manufacturing - Diversified - 3.2%
Tyco International Ltd.	107,700	2,854,049

Oil & Gas - Drilling & Equipment - 0.9%
BJ Services Co.*	23,950	859,805

Oil & Gas - Exploration & Production - 1.9%
Devon Energy Corp.	30,425	$1,742,135

Retail - Building Supplies - 2.3%
Home Depot, Inc.	59,550	2,113,429

Retail - Computers & Electronics - 1.2%
Best Buy Co., Inc.	20,100	1,050,024

Retail - Drug Stores - 1.3%
Caremark Rx, Inc.*	48,300	1,223,439

Retail - General Merchandise - 1.9%
Target Corp.	44,050	1,691,520

Retail - Home Shopping - 2.6%
Amazon.Com, Inc.*	44,400	2,337,216

Retail - Specialty Apparel - 2.2%
Gap, Inc.	62,500	1,450,625
TJX Companies, Inc.	24,450	539,122
		1,989,747

Telecommunications - Cell / Wireless - 2.2%
Nextel Communications, Inc.*	16,500	462,990
Vodafone Group plc. (ADR)	60,400	1,512,416
		1,975,406

Total Equity Securities (Cost $75,880,066)		90,652,858

Total Investments (Cost $75,880,066) - 100.2%		90,652,858
Other assets and liabilities, net - (0.2%)		(192,624)
Net Assets - 100%		$90,460,234

Net Assets Consist of:
Par value and paid-in capital applicable to 2,086,233 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$132,454,138
Accumulated net realized gain (loss) on investments		(56,766,696)
Net unrealized appreciation (depreciation) on investments		14,772,792

Net Assets		$90,460,234

Net Asset Value Per Share		$43.36

* Non-income producing security.

See notes to financial statements.

Growth Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $11,996)	$609,453
Interest income	15,890
Total investment income	625,343

Expenses:
Investment advisory fee	589,430
Transfer agent fees and expenses	13,575
Accounting fees	23,124
Directors' fees and expenses	7,676
Administrative fees	50,000
Custodian fees	30,476
Reports to shareholders	2,136
Professional fees	16,090
Miscellaneous	3,260
Total expenses	735,767
Reimbursement from Advisor	(34,887)
Fees paid indirectly	(1,423)
Net expenses	699,457

Net Investment Income (Loss)	(74,114)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	9,042,583
Change in unrealized appreciation (depreciation)	14,933,654

Net Realized and Unrealized Gain
(Loss) on Investments	23,976,237

Increase (Decrease) in Net Assets
Resulting From Operations	$23,902,123

See notes to financial statements.

Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($74,114)	($66,411)
Net realized gain (loss)	9,042,583	(35,561,994)
Change in unrealized appreciation (depreciation)	14,933,654	(5,342,140)

Increase (Decrease) in Net Assets
Resulting From Operations	23,902,123	(40,970,545)

Capital share transactions:
Shares sold	8,348,458	15,300,547
Shares redeemed	(13,419,579)	(35,456,893)
Total capital share transactions	(5,071,121)	(20,156,346)

Total Increase (Decrease) in Net Assets	18,831,002	(61,126,891)

Net Assets
Beginning of year	71,629,232	132,756,123
End of year	$90,460,234	$71,629,232

Capital Share Activity
Shares sold	228,437	366,270
Shares redeemed	(380,383)	(896,626)
Total capital share activity	(151,946)	(530,356)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:   The Ameritas Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolios' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on each Portfolios' cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolios intend to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 0.75% of the Portfolio's average daily net assets. Under the terms of the agreement, $62,246 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is 0.89%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000 per Portfolio. Under the terms of the agreement, $4,247 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $129,274,084 and $134,812,079, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $76,426,570. Net unrealized appreciation aggregated $14,226,288, of which $14,660,942 related to appreciated securities and $434,654 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $24,697,236 and $31,522,956 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2009 and December 2010, respectively.

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($56,220,192)
Unrealized appreciation (depreciation)	14,226,288
Total	($41,993,904)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had $202,599 outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowings by the Portfolio under the Agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$17,213	1.78%	$623,576	January 2003

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Growth Portfolio	2003	2002	2001
Net asset value, beginning	$32.00	$47.95	$54.86
Income from investment operations
Net investment income (loss)	(.04)	(.03)	(.04)
Net realized and unrealized gain (loss)	11.40	(15.92)	(6.60)
Total from investment operations	11.36	(15.95)	(6.64)
Distributions from
Net investment income	--	--	(.02)
Net realized gains	--	--	(.25)
Total distributions	--	--	(.27)
Total increase (decrease) in net asset value	11.36	(15.95)	(6.91)
Net asset value, ending	$43.36	$32.00	$47.95

Total return*	35.50%	(33.26%)	(12.11%)
Ratios to average net assets:
Net investment income (loss)	(.09%)	(.07%)	(.09%)
Total expenses	.94%	.94%	.90%
Expenses before offsets	.89%	.89%	.90%
Net expenses	.89%	.89%	.89%
Portfolio turnover	168%	239%	84%
Net assets, ending (in thousands)	$90,460	$71,629	$132,756

		Periods Ended
		December 31,	December 31,
Growth Portfolio		2000	1999(z)
Net asset value, beginning		$64.83	$56.04
Income from investment operations
Net investment income		.04	.01
Net realized and unrealized gain (loss)		(9.99)	8.79
Total from investment operations		(9.95)	8.80
Distributions from
Net investment income		(.02)	(.01)
Net realized gains		--	--
Total distributions		(.02)	(.01)
Total increase (decrease) in net asset value		(9.97)	8.79
Net asset value, ending		$54.86	$64.83

Total return*		(15.35%)	15.70%
Ratios to average net assets:
Net investment income		.05%	.12% (a)
Total expenses		.87%	.90% (a)
Expenses before offsets		.82%	.79% (a)
Net expenses		.80%	.79% (a)
Portfolio turnover		99%	18%
Net assets, ending (in thousands)		$172,694	$197,953

(a) Annualized.

(z) From November 1, 1999 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Index 500

Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Index 500 Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

4                      Independent Auditors' Report

5                      Statement of Net Assets

20                    Statement of Operations

21                    Statements of Changes in Net Assets

22                    Notes to Financial Statements

25                    Financial Highlights

26                    Explanation of Financial Tables

28                    Director and Officer Information Table

*****************************************************************************************************************************************************

Ameritas Index 500 Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by SSgA Funds Management

A word from portfolio management:

Portfolio & Index Performance

For the year ending 12/31/2003, the Ameritas Index 500 portfolio returned 28.24% versus a 28.67% return for the S&P 500 Index.

While large-cap stocks performed very well this year, mid- and especially small-cap stocks performed even better.  The S&P 400 MidCap Index gained 35.62% for the year.  The S&P SmallCap 600 Index bested both the large- and mid-caps, returning 38.79% in 2003.  The Russell 2000 Small Cap Index performed even better, gaining 47.25% for the year.  For the whole of 2003, the Russell 3000 Index gained 31.06% and the Wilshire 5000 Index gained 31.63%.

For the year, all sectors posted gains with technology leading the way, up nearly 50%, adding 7.23% to the Index return.  Telecommunication services struggled for much of the year, but it did end up posting a 7.06% return, adding only 0.14% to the Index return.

In 2003, Intel, GE and Citigroup were the biggest contributors to the Index's return, each adding a percent or more.  Merck, Schering-Plough and Verizon were the biggest detractors.

Index 500 Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	28.24%
Since inception (11.1.99)	(3.73%)

1                      Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2                      For comparison purposes, Portfolio and Index performance is shown from the month end date of 10.31.99.

Past performance does not indicate future results.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Index 500 Portfolio:

We have audited the accompanying statement of net assets of Ameritas Index 500 Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Index 500 Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Index 500 Portfolio

Statement of Net Assets

December 31, 2003

Equity Securities - 96.9%	Shares	Value
Aerospace / Defense - 1.0%
Boeing Co.	9,500	$400,330
General Dynamics Corp.	2,200	198,858
Goodrich Corp.	1,300	38,597
Lockheed Martin Corp.	5,100	262,140
Northrop Grumman Corp.	2,103	201,047
Rockwell Collins, Inc.	1,900	57,057
		1,158,029

Agricultural Products - 0.2%
Archer-Daniels-Midland Co.	6,992	106,418
Monsanto Co.	3,040	87,491
		193,909

Air Freight - 1.0%
FedEx Corp.	3,300	222,750
United Parcel Service, Inc.	12,600	939,330
		1,162,080

Airlines - 0.1%
Delta Air Lines, Inc.	1,500	17,715
Southwest Airlines Co.	8,650	139,611
		157,326

Aluminum - 0.3%
Alcoa, Inc.	9,720	369,360

Auto Parts & Equipment - 0.2%
Cooper Tire & Rubber Co.	800	17,104
Dana Corp.	1,700	31,195
Delphi Corp.	6,400	65,344
Genuine Parts Co.	2,000	66,400
Goodyear Tire & Rubber Co.	1,800	14,148
Snap-On, Inc.	600	19,344
Visteon Corp.	1,800	18,738
		232,273

Automobiles - 0.6%
Ford Motor Co.	20,690	331,040
General Motors Corp.	6,272	334,925
		665,965

Banks - Major Regional - 4.7%
Amsouth BanCorp.	3,900	95,550
Bank of New York Co., Inc.	8,700	288,144
Bank One Corp.	12,700	578,993
BB&T Corp.	6,100	235,704
Comerica, Inc.	2,000	112,120
Fifth Third Bancorp.	6,383	377,235
FleetBoston Financial Corp.	11,752	512,975
Huntington Bancshares, Inc.	2,630	59,175
KeyCorp Ltd.	4,700	137,804
Marshall & Ilsley Corp.	2,500	95,625
Mellon Financial Corp.	4,700	150,917
National City Corp.	6,800	230,792
Northern Trust Corp.	2,500	116,050
PNC Financial Services Group, Inc.	3,200	$175,136
Regions Financial Corp.	2,500	93,000
SouthTrust Corp.	3,700	121,101
Suntrust Banks, Inc.	3,100	221,650
Synovus Financial Corp.	3,400	98,328
Union Planters Corp.	2,100	66,129
US Bancorp	21,621	643,873
Wells Fargo & Co.	19,000	1,118,910
Zions Bancorp.	1,100	67,463
		5,596,674

Banks - Money Center - 1.7%
Bank of America Corp.	16,800	1,351,224
Wachovia Corp.	14,900	694,191
		2,045,415

Banks - Regional - 0.1%
First Tennessee National Corp.	1,400	61,740
North Fork Bancorp., Inc.	1,800	72,846
		134,586

Beverages - Alcoholic - 0.5%
Adolph Coors Co.	400	22,440
Anheuser-Busch Co.'s, Inc.	9,300	489,924
Brown-Forman Corp.	700	65,415
		577,779

Beverages - Non-alcoholic - 2.1%
Coca-Cola Co.	27,600	1,400,700
Coca-Cola Enterprises, Inc.	5,200	113,724
Pepsi Bottling Group, Inc.	3,200	77,376
Pepsico, Inc.	19,370	903,029
		2,494,829

Biotechnology - 1.1%
Amgen, Inc.*	14,480	894,864
Biogen Idec, Inc.*	3,755	138,109
Chiron Corp.*	2,100	119,679
Genzyme Corp - General Division*	2,600	128,284
Medimmune, Inc.*	2,700	68,580
		1,349,516

Broadcast - Television, Radio, & Cable - 1.1%
Clear Channel Communications, Inc.	7,000	327,810
Comcast Corp.*	25,181	827,699
Univision Communications, Inc.*	3,500	138,915
		1,294,424

Building Materials - 0.1%
Masco Corp.	5,300	145,273

Chemicals - 1.1%
Air Products & Chemicals, Inc.	2,500	132,075
Dow Chemical Co.	10,222	424,929
E.I. Du Pont de Nemours & Co.	11,100	509,379
Eastman Chemical Co.	900	35,577
Praxair, Inc.	3,600	137,520
Rohm & Haas Co.	2,500	106,775

Chemicals - Diversified - 0.1%
Engelhard Corp.	1,300	$38,935
PPG Industries, Inc.	1,900	121,638
		160,573

Chemicals - Specialty - 0.2%
Ecolab, Inc.	3,000	82,110
Great Lakes Chemical Corp.	600	16,314
Hercules, Inc.*	1,100	13,420
International Flavors & Fragrances, Inc.	1,000	34,920
Sigma-Aldrich Corp.	800	45,744
		192,508

Communications Equipment - 1.2%
ADC Telecommunications, Inc.*	9,800	29,106
Andrew Corp.*	1,900	21,869
CIENA Corp.*	4,600	30,544
Comverse Technology, Inc.*	1,900	33,421
Corning, Inc.*	15,100	157,493
JDS Uniphase Corp.*	16,200	59,130
Lucent Technologies, Inc.*	47,200	134,048
Motorola, Inc.	26,401	371,462
Qualcomm, Inc.	9,000	485,370
Scientific-Atlanta, Inc.	1,600	43,680
Tellabs, Inc.*	4,800	40,464
		1,406,587

Computers - Hardware - 3.3%
Apple Computer, Inc.*	3,900	83,343
Dell, Inc.*	29,000	984,840
Gateway, Inc.*	4,000	18,400
Hewlett-Packard Co.	34,284	787,503
International Business Machines Corp.	19,400	1,797,992
NCR Corp.*	1,200	46,560
Sun Microsystems, Inc.*	35,400	158,946
		3,877,584

Computers - Networking - 1.7%
Avaya, Inc.*	4,958	64,157
Cisco Systems, Inc.*	77,700	1,887,333
Network Appliance, Inc.*	3,900	80,067
		2,031,557

Computers - Peripherals - 0.4%
EMC Corp.*	27,000	348,840
Lexmark International, Inc.*	1,400	110,096
		458,936

Computers - Software & Services - 5.2%
Adobe Systems, Inc.	2,600	102,180
Autodesk, Inc.	1,200	29,496
BMC Software, Inc.*	2,600	48,490
Citrix Systems, Inc.*	1,700	36,057
Computer Associates International, Inc.	6,500	177,710
Compuware Corp.*	4,600	27,784
eBay, Inc.*	7,200	465,048
Electronic Arts, Inc.*	3,400	162,452
Intuit, Inc.*	2,300	121,693
Mercury Interactive Corp.*	900	43,776
Microsoft Corp.	121,500	3,346,110
Novell, Inc.*	4,500	47,340
Oracle Corp.*	58,600	$773,520
Parametric Technology Corp.*	3,200	12,608
Peoplesoft, Inc.*	4,200	95,760
Siebel Systems, Inc.*	5,800	80,446
Symantec Corp.*	3,600	124,740
Unisys Corp.*	3,500	51,975
Veritas Software Corp.*	4,700	174,652
Yahoo!, Inc.*	7,300	329,741
		6,251,578

Construction Materials - 0.0%
Vulcan Materials Co.	1,200	57,084

Consumer - Jewelry, Novelty, & Gifts - 0.0%
American Greetings Corp.*	900	19,683

Consumer Finance - 0.6%
Capital One Financial Corp.	2,600	159,354
Countrywide Financial Corp.	2,100	159,285
MBNA Corp.	14,300	355,355
Providian Financial Corp.*	2,900	33,756
		707,750

Containers & Packaging - Metal & Glass - 0.0%
Ball Corp.	600	35,742

Containers & Packaging - Paper - 0.1%
Bemis Co.	600	30,000
Pactiv Corp.*	1,900	45,410
Temple-Inland, Inc.	600	37,602
		113,012

Distributors - Food & Health - 0.7%
AmerisourceBergen Corp.	1,203	67,548
Cardinal Health, Inc.	4,950	302,742
McKesson Corp.	3,300	106,128
Supervalu, Inc.	1,600	45,744
Sysco Corp.	7,300	271,779
		793,941

Electric Companies - 2.3%
Allegheny Energy, Inc.*	1,600	20,416
Ameren Corp.	1,800	82,800
American Electric Power Co.	4,400	134,244
Centerpoint Energy, Inc.	3,600	34,884
Cinergy Corp.	2,100	81,501
CMS Energy Corp.*	1,800	15,336
Consolidated Edison, Inc.	2,600	111,826
Constellation Energy Group, Inc.	1,900	74,404
Dominion Resources, Inc.	3,616	230,809
DTE Energy Co.	1,800	70,920
Duke Energy Corp.	10,100	206,545
Edison International*	3,800	83,334
Entergy Corp.	2,500	142,825
Exelon Corp.	3,650	242,214
FirstEnergy Corp.	3,761	132,387
FPL Group, Inc.	2,000	130,840
PG&E Corp.*	4,700	130,519
Pinnacle West Capital Corp.	1,000	40,020
PPL Corp.	2,100	91,875
Progress Energy, Inc.	2,641	119,532
Public Service Enterprise Group	2,500	$109,500
Southern Co.	8,300	251,075
Teco Energy, Inc.	1,800	25,938
TXU Corp.	3,500	83,020
XCEL Energy, Inc.	4,645	78,872
		2,725,636

Electrical Equipment - 3.6%
American Power Conversion	2,300	56,235
Cooper Industries Ltd	1,000	57,930
Emerson Electric Co.	4,700	304,325
General Electric Co.	113,000	3,500,740
Molex, Inc.	2,025	70,652
Power-One, Inc.*	1,100	11,913
Rockwell Automation, Inc.	2,000	71,200
Sanmina-SCI Corp.*	6,000	75,660
Solectron Corp.*	9,900	58,509
Symbol Technologies, Inc.	2,800	47,292
Thomas & Betts Corp.	700	16,023
		4,270,479

Electronics - Component Distribution - 0.0%
W.W. Grainger, Inc.	1,100	52,129

Electronics - Defense - 0.1%
Raytheon Co.	4,500	135,180

Electronics - Instrument - 0.2%
Agilent Technologies, Inc.*	5,378	157,253
PerkinElmer, Inc.	1,400	23,898
Tektronix, Inc.	1,000	31,600
Waters Corp.*	1,500	49,740
		262,491

Electronics - Semiconductors - 3.6%
Advanced Micro Devices, Inc.*	4,000	59,600
Altera Corp.*	4,100	93,070
Analog Devices, Inc.	4,100	187,165
Applied Micro Circuits Corp.*	3,500	20,930
Broadcom Corp.*	3,400	115,906
Intel Corp.	73,500	2,366,700
Linear Technology Corp.	3,600	151,452
LSI Logic Corp.*	4,700	41,689
Maxim Integrated Products, Inc.	3,600	179,280
Micron Technology, Inc.*	7,000	94,290
National Semiconductor Corp.*	2,100	82,761
Nvidia Corp.*	1,800	41,850
PMC - Sierra, Inc.*	2,000	40,300
QLogic Corp.*	1,100	56,760
Texas Instruments, Inc.	19,400	569,972
Xilinx, Inc.*	3,900	151,086
		4,252,811

Engineering & Construction - 0.0%
Fluor Corp.	800	31,712

Entertainment - 1.9%
Time Warner, Inc.*	50,500	908,495
Viacom, Inc.	19,631	871,224
Walt Disney Co.	23,000	536,590
		2,316,309
Equipment - Semiconductors - 0.6%
Applied Materials, Inc.*	18,500	$415,325
KLA-Tencor Corp.*	2,100	123,207
Novellus Systems, Inc.*	1,700	71,485
Teradyne, Inc.*	2,000	50,900
		660,917

Financial - Diversified - 6.7%
AMBAC Financial Group, Inc.	1,200	83,268
American Express Co.	14,400	694,512
Apartment Investment & Management Co.	1,000	34,500
Citigroup, Inc.	57,906	2,810,757
Equity Office Properties Trust (REIT)	4,500	128,925
Equity Residential Properties Trust (REIT)	3,200	94,432
Fannie Mae	10,900	818,154
Freddie Mac	7,900	460,728
Goldman Sachs Group, Inc.	5,300	523,269
J.P. Morgan Chase & Co.	22,830	838,546
Moody's Corp.	1,700	102,935
Morgan Stanley Dean Witter & Co.	12,300	711,801
Plum Creek Timber Co., Inc. (REIT)	1,900	57,855
Principal Financial Group, Inc.	3,700	122,359
ProLogis	2,000	64,180
Simon Property Group, Inc. (REIT)	2,200	101,948
SLM Corp.	5,100	192,168
State Street Corp.	3,700	192,696
		8,033,033

Foods - 1.1%
Campbell Soup Co.	4,600	123,280
ConAgra, Inc.	6,000	158,340
General Mills, Inc.	4,100	185,730
H.J. Heinz Co.	3,900	142,077
Hershey Foods Corp.	1,500	115,485
Kellogg Co.	4,500	171,360
McCormick & Co., Inc.	1,500	45,150
Sara Lee Corp.	8,800	191,048
William Wrigley Jr. Co.	2,500	140,525
		1,272,995

Footwear - 0.2%
Nike, Inc.	3,000	205,380
Reebok International, Ltd.	600	23,592
		228,972

Gaming, Lottery, & Parimutuel - 0.2%
Harrah's Entertainment, Inc.	1,300	64,701
International Game Technology	4,000	142,800
		207,501

Gold / Precious Metals Mining - 0.2%
Newmont Mining Corp.	4,900	238,189

Hardware & Tools - 0.1%
Black & Decker Corp.	800	39,456
Stanley Works	1,100	41,657
		81,113

Healthcare - Diversified - 3.2%
Abbott Laboratories, Inc.	17,600	$820,160
Bristol-Myers Squibb Co.	21,900	626,340
Johnson & Johnson	33,432	1,727,097
Wyeth	14,900	632,505
		3,806,102

Healthcare - Drug - Generic, Other - 0.1%
King Pharmaceuticals, Inc.*	2,900	44,254
Watson Pharmaceutical, Inc.*	1,300	59,800
		104,054

Healthcare - Drug - Major Pharmaceutical - 4.8%
Allergan, Inc.	1,500	115,215
Eli Lilly & Co.	12,600	886,158
Forest Laboratories, Inc.*	4,100	253,380
Merck & Co., Inc.	25,200	1,164,240
Pfizer, Inc.	85,842	3,032,798
Schering-Plough Corp.	16,500	286,935
		5,738,726

Healthcare - Hospital Management - 0.3%
HCA, Inc.	5,700	244,872
Health Management Associates, Inc.	2,800	67,200
Tenet Healthcare Corp.*	5,000	80,250
		392,322

Healthcare - Longterm Care - 0.0%
Manor Care, Inc.	1,100	38,027

Healthcare - Managed Care - 0.8%
Aetna, Inc.	1,700	114,886
Anthem, Inc.*	1,500	112,500
Cigna Corp.	1,500	86,250
Express Scripts, Inc.*	900	59,787
Humana, Inc.*	2,000	45,700
UnitedHealth Group, Inc.	6,700	389,806
Wellpoint Health Networks, Inc.*	1,700	164,883
		973,812

Healthcare - Medical Products & Supplies - 1.9%
Applera Corp. - Applied Biosystems Group	2,200	45,562
Bausch & Lomb, Inc.	700	36,330
Baxter International, Inc.	6,900	210,588
Becton Dickinson & Co.	2,900	119,306
Biomet, Inc.	2,975	108,320
Boston Scientific Corp.*	9,200	338,192
C.R. Bard, Inc.	600	48,750
Guidant Corp.	3,500	210,700
Medtronic, Inc.	13,600	661,096
St. Jude Medical, Inc.*	2,000	122,700
Stryker Corp.	2,200	187,022
Zimmer Holdings, Inc.*	2,680	188,672
		2,277,238

Healthcare - Special Services - 0.2%
Medco Health Solutions, Inc.*	2,990	101,630
Quest Diagnostics, Inc.*	1,200	87,732
		189,362

Homebuilding - 0.2%
Centex Corp.	700	$75,355
KB Home	600	43,512
Pulte Homes, Inc.	700	65,534
		184,401

Household Furnishing & Appliances - 0.1%
Leggett & Platt, Inc.	2,000	43,260
Maytag Corp.	1,000	27,850
Whirlpool Corp.	800	58,120
		129,230

Household Products - Non-Durable - 1.9%
Clorox Co.	2,500	121,400
Colgate-Palmolive Co.	6,000	300,300
Kimberly-Clark Corp.	5,700	336,813
Procter & Gamble Co.	14,600	1,458,248
		2,216,761

Housewares - 0.2%
Fortune Brands, Inc.	1,600	114,384
Newell Rubbermaid, Inc.	3,100	70,587
Tupperware Corp.	900	15,606
		200,577

Insurance - Life & Health - 1.0%
Aflac, Inc.	5,800	209,844
Jefferson-Pilot Corp.	1,650	83,573
John Hancock Financial Services, Inc.	3,300	123,750
Lincoln National Corp.	2,000	80,740
Metlife, Inc.	8,500	286,195
Prudential Financial, Inc.	6,200	258,974
Torchmark Corp.	1,300	59,202
UnumProvident Corp.	3,400	53,618
		1,155,896

Insurance - Multi-Line - 1.9%
American International Group, Inc.	29,310	1,942,667
Hartford Financial Services, Inc.	3,200	188,896
Loews Corp.	2,100	103,845
		2,235,408

Insurance - Property & Casualty - 1.3%
ACE Ltd.	3,200	132,544
Allstate Corp.	7,900	339,858
Chubb Corp.	2,100	143,010
Cincinnati Financial Corp.	1,900	79,572
MBIA, Inc.	1,600	94,768
MGIC Investment Corp.	1,100	62,634
Progressive Corp.	2,400	200,616
Safeco Corp.	1,600	62,288
St. Paul Co.'s, Inc.	2,600	103,090
Travelers Property Casualty Corp.* (Class B)	11,486	194,917
XL Capital Ltd.	1,500	116,325
		1,529,622

Insurance Brokers - 0.3%
AON Corp.	3,400	81,396
Marsh & McLennan Co.'s	6,000	287,340
		368,736

Investment Banking / Brokerage - 0.9%
Bear Stearns Co.'s, Inc.	1,085	$86,746
Charles Schwab Corp.	15,100	178,784
Lehman Brothers Holdings, Inc.	3,100	239,382
Merrill Lynch & Co., Inc.	10,600	621,690
		1,126,602

Investment Management - 0.2%
Federated Investors, Inc.	1,200	35,232
Franklin Resources, Inc.	2,900	150,974
Janus Capital Group, Inc.	2,700	44,307
T. Rowe Price Group, Inc.	1,300	61,633
		292,146

Iron & Steel - 0.1%
Allegheny Technologies, Inc.	1,150	15,203
Nucor Corp.	800	44,800
United States Steel Corp.	1,300	45,526
Worthington Industries	900	16,227
		121,756

Leisure Time - Products - 0.3%
Brunswick Corp.	900	28,647
Harley-Davidson, Inc.	3,400	161,602
Hasbro, Inc.	1,900	40,432
Mattel, Inc.	4,800	92,496
		323,177

Lodging - Hotels - 0.5%
Carnival Corp.	7,000	278,110
Hilton Hotels Corp.	4,400	75,372
Marriott International, Inc.	2,700	124,740
Starwood Hotels & Resorts Worldwide, Inc.	2,300	82,731
		560,953

Machinery - Diversified - 0.6%
Caterpillar, Inc.	3,900	323,778
Deere & Co.	2,700	175,635
Dover Corp.	2,300	91,425
Ingersoll-Rand Co.	2,000	135,760
		726,598

Manufacturing - Diversified - 2.7%
3M Co.	8,800	748,264
American Standard Co.'s*	800	80,560
Crane Co.	600	18,444
Danaher Corp.	1,700	155,975
Eaton Corp.	900	97,182
Honeywell International, Inc.	9,637	322,165
Illinois Tool Works, Inc.	3,500	293,685
ITT Industries, Inc.	1,000	74,210
Johnson Controls, Inc.	1,000	116,120
Parker Hannifin Corp.	1,300	77,350
Textron, Inc.	1,500	85,590
Thermo Electron Corp.*	2,000	50,400
Tyco International Ltd.	22,525	596,913
United Technologies Corp.	5,300	502,281
		3,219,139

Manufacturing - Specialized - 0.2%
Avery Dennison Corp.	1,200	$67,224
Jabil Circuit, Inc.*	2,400	67,920
Millipore Corp.*	600	25,830
Pall Corp.	1,400	37,562
Sealed Air Corp.*	1,000	54,140
		252,676

Metals Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc.	2,000	84,260
Phelps Dodge Corp.*	1,000	76,090
		160,350

Natural Gas - 0.4%
Dynegy, Inc.*	4,500	19,260
El Paso Energy Corp.	7,059	57,813
KeySpan Corp.	1,700	62,560
Kinder Morgan, Inc.	1,400	82,740
Nicor, Inc.	500	17,020
NiSource, Inc.	2,740	60,116
Peoples Energy Corp.	400	16,816
Sempra Energy	2,600	78,156
Williams Co.'s, Inc.	6,000	58,920
		453,401

Office Equipment & Supplies - 0.1%
Pitney Bowes, Inc.	2,600	105,612

Oil - Domestic Integrated - 0.7%
Amerada Hess Corp.	1,000	53,170
ConocoPhillips	7,594	497,939
Marathon Oil Corp.	3,400	112,506
Occidental Petroleum Corp.	4,300	181,632
		845,247

Oil - International Integrated - 3.4%
ChevronTexaco Corp.	12,052	1,041,172
Exxon Mobil Corp.	74,550	3,056,550
		4,097,722

Oil & Gas - Drilling & Equipment - 0.7%
Baker Hughes, Inc.	3,700	118,992
BJ Services Co.*	1,700	61,030
Halliburton Co.	4,900	127,400
Nabors Industries, Ltd.*	1,600	66,400
Noble Corp.*	1,400	50,092
Rowan Co.'s, Inc.*	1,100	25,487
Schlumberger, Ltd.	6,500	355,680
		805,081

Oil & Gas - Exploration & Production - 0.7%
Anadarko Petroleum Corp.	2,774	141,502
Apache Corp.	1,848	149,873
Burlington Resources, Inc.	2,200	121,836
Devon Energy Corp.	2,700	154,602
EOG Resources, Inc.	1,200	55,404
Kerr-McGee Corp.	1,200	55,788
Unocal Corp.	2,800	103,124
		782,129

Oil & Gas - Refining & Marketing - 0.1%
Ashland, Inc.	800	$35,248
Sunoco, Inc.	900	46,035
Transocean, Inc.*	3,481	83,579
		164,862

Paper & Forest Products - 0.5%
Boise Cascade Corp.	1,000	32,860
Georgia-Pacific Corp.	2,946	90,354
International Paper Co.	5,331	229,819
Louisiana-Pacific Corp.*	1,300	23,244
MeadWestvaco Corp.	2,161	64,290
Weyerhaeuser Co.	2,400	153,600
		594,167

Personal Care - 0.5%
Alberto-Culver Co.	700	44,156
Avon Products, Inc.	2,600	175,474
Gillette Co.	11,400	418,722
		638,352

Photography / Imaging - 0.2%
Eastman Kodak Co.	3,200	82,144
Xerox Corp.*	8,700	120,060
		202,204

Power Producers - Independent - 0.1%
AES Corp.*	7,400	69,856
Calpine Corp.*	4,100	19,721
		89,577

Publishing - 0.1%
McGraw-Hill Co.'s, Inc.	2,100	146,832
Meredith Corp.	600	29,286
		176,118

Publishing - Newspapers - 0.5%
Dow Jones & Co., Inc.	1,000	49,850
Gannett Co., Inc.	3,000	267,480
Knight Ridder, Inc.	900	69,633
New York Times Co.	1,700	81,243
Tribune Co.	3,602	185,863
		654,069

Railroads - 0.4%
Burlington Northern Santa Fe Corp.	4,200	135,870
CSX Corp.	2,300	82,662
Norfolk Southern Corp.	4,200	99,330
Union Pacific Corp.	2,800	194,544
		512,406

Restaurants - 0.6%
Darden Restaurants, Inc.	1,750	36,820
McDonald's Corp.	14,200	352,586
Starbucks Corp.*	4,400	145,464
Wendy's International, Inc.	1,400	54,936
Yum! Brands, Inc.*	3,200	110,080
		699,886

Retail - Building Supplies - 1.2%
Home Depot, Inc.	25,900	$919,191
Lowe's Co.'s, Inc.	8,800	487,432
Sherwin-Williams Co.	1,600	55,584
		1,462,207

Retail - Computers & Electronics - 0.2%
Best Buy Co., Inc.	3,600	188,064
Circuit City Stores, Inc.	2,600	26,338
RadioShack Corp.	2,000	61,360
		275,762

Retail - Department Stores - 0.4%
Dillards, Inc.	1,100	18,106
Federated Department Stores, Inc.	2,100	98,973
J.C. Penney Co., Inc.	3,000	78,840
Kohl's Corp.*	3,800	170,772
May Department Stores Co.	3,100	90,117
Nordstrom, Inc.	1,600	54,880
		511,688

Retail - Discounters - 0.1%
Big Lots, Inc.*	1,200	17,052
Dollar General Corp.	3,750	78,713
Family Dollar Stores, Inc.	1,900	68,172
		163,937

Retail - Drug Stores - 0.5%
CVS Corp.	4,500	162,540
Walgreen Co.	11,500	418,370
		580,910

Retail - Food Chains - 0.3%
Albertson's, Inc.	4,300	97,395
Kroger Co.*	8,200	151,782
Safeway, Inc.*	4,900	107,359
Winn-Dixie Stores, Inc.	1,400	13,930
		370,466

Retail - General Merchandise - 2.8%
Costco Wholesale Corp.*	5,200	193,336
Sears, Roebuck & Co.	2,800	127,372
Target Corp.	10,200	391,680
Wal-Mart Stores, Inc.	48,700	2,583,535
		3,295,923

Retail - Specialty - 0.5%
Autonation, Inc.*	3,000	55,110
Autozone, Inc.*	1,000	85,210
Bed Bath & Beyond, Inc.*	3,300	143,055
Office Depot, Inc.*	3,600	60,156
Staples, Inc.*	5,600	152,880
Tiffany & Co.	1,700	76,840
Toys R US, Inc.*	2,500	31,600
		604,851

Retail - Specialty Apparel - 0.4%
Gap, Inc.	9,900	229,779
Limited Brands, Inc.	5,800	104,574
TJX Companies, Inc.	5,900	130,095
		464,448
Savings & Loan Companies - 0.6%
Charter One Financial, Inc.	2,548	$88,033
Golden West Financial Corp.	1,700	175,423
Washington Mutual, Inc.	10,100	405,212
		668,668

Services - Advertising / Marketing - 0.2%
Interpublic Group Co.'s., Inc.	4,500	70,200
Monster Worldwide, Inc.*	1,400	30,744
Omnicom Group, Inc.	2,100	183,393
		284,337

Services - Commercial & Consumer - 0.6%
Apollo Group, Inc.*	2,000	136,000
Cendant Corp.*	11,500	256,105
Cintas Corp.	1,900	95,247
Convergys Corp.*	1,600	27,936
H & R Block, Inc.	2,000	110,740
IMS Health, Inc.	2,761	68,638
		694,666

Services - Computer Systems - 0.3%
Computer Sciences Corp.*	2,100	92,883
Electronic Data Systems Corp.	5,500	134,970
Sabre Holdings Corp.	1,734	37,437
Sungard Data Systems, Inc.*	3,300	91,443
		356,733

Services - Data Processing - 0.8%
Automatic Data Processing, Inc.	6,700	265,387
Concord EFS, Inc.*	5,300	78,652
Equifax, Inc.	1,400	34,300
First Data Corp.	8,300	341,047
Fiserv, Inc.*	2,200	86,922
Paychex, Inc.	4,150	154,380
		960,688

Services - Employment - 0.0%
Robert Half International, Inc.*	2,100	49,014

Specialty Printing - 0.1%
Deluxe Corp.	600	24,798
R.R. Donnelley & Sons Co.	1,400	42,210
		67,008

Telecommunications - Cell / Wireless - 0.6%
AT&T Wireless Services, Inc.*	30,275	241,897
Nextel Communications, Inc.*	12,400	347,944
Sprint Corp. - PCS Group*	12,200	68,564
		658,405

Telecommunications - Long Distance - 0.3%
AT&T Corp.	9,015	183,005
Sprint Corp. - FON Group	9,900	162,558
		345,563

Telephone - 2.5%
Alltel Corp.	3,500	$163,030
Bellsouth Corp.	20,900	591,470
CenturyTel, Inc.	1,700	55,454
Citizens Communications Co.*	3,000	37,260
Qwest Communications International, Inc.*	18,734	80,931
SBC Communications, Inc.	37,300	972,411
Verizon Communications, Inc.	31,044	1,089,023
		2,989,579

Textiles - Apparel - 0.1%
Jones Apparel Group, Inc.	1,400	49,322
Liz Claiborne, Inc.	1,300	46,098
VF Corp.	1,200	51,888
		147,308

Tobacco - 1.1%
Altria Group, Inc.	22,900	1,246,218
RJ Reynolds Tobacco Holdings, Inc.	900	52,335
UST, Inc.	1,800	64,242
		1,362,795

Truckers - 0.0%
Ryder System, Inc.	700	23,905

Trucks & Parts - 0.1%
Cummins, Inc.*	500	24,470
Navistar International Corp.*	700	33,523
Paccar, Inc.	1,300	110,656
		168,649

Waste Management - 0.2%
Allied Waste Industries, Inc.*	2,400	33,312
Waste Management, Inc.	6,700	198,320
		231,632

Total Equity Securities (Cost $135,280,332)		115,683,341

Money Market Funds - 2.6%
AIM STIC Prime Fund	3,106,690	3,106,690
Federated Prime Obligations Fund	16	16

Total Money Market Funds (Cost $3,106,706)		3,106,706

	Principal
U.S. Treasury - 0.6%	Amount
U.S. Treasury Bills, 3/11/04#	$645,000	643,909

Total U.S. Treasury (Cost $643,909)		643,909

Total Investments (Cost $139,030,947) - 100.1%		119,433,956
Other assets and liabilities, net - (0.1%)		(64,187)
Net Assets - 100%		$119,369,769

Net Assets Consist of:
Paid-in capital applicable to 991,568 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$166,211,753
Undistributed net investment income		297,664
Accumulated net realized gain (loss) on investments		(27,652,502)
Net unrealized appreciation (depreciation) on investments		(19,487,146)

Net Assets		$119,369,769

Net Asset Value per Share		$120.38

			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures#	Contracts	Date	at Value	(Depreciation)
Purchased:
S&P 500	6	3/04	$1,665,900	$62,940
S&P Mini 500	37	3/04	$2,054,610	$46,905

* Non-income producing security.

# Futures collateralized by 645,000 units of U.S. Treasury Bills.

Abbreviations:

REIT: Real Estate Investment Trust

See notes to financial statements.

Index 500 Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income	$1,796,114
Interest income	25,226
Total investment income	1,821,340

Expenses:
Investment advisory fee	245,199
Transfer agent fees and expenses	13,516
Accounting fees	27,739
Directors' fees and expenses	10,067
Administrative fees	52,352
Custodian fees	96,021
Reports to shareholders	4,444
Professional fees	17,878
Miscellaneous	4,020
Total expenses	471,236
Reimbursement from Advisor	(82,070)
Fees paid indirectly	(934)
Net expenses	388,232

Net Investment Income	1,433,108

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Securities	(4,085,618)
Futures	415,406
(3,670,212)

Change in unrealized appreciation (depreciation) on:
Securities	27,728,655
Futures	144,126
27,872,781

Net Realized and Unrealized Gain
(Loss) on Investments	24,202,569

Increase (Decrease) in Net Assets
Resulting From Operations	$25,635,677

See notes to financial statements.

Index 500 Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$1,433,108	$1,459,981
Net realized gain (loss) on investments	(3,670,212)	(15,171,355)
Change in unrealized appreciation (depreciation)	27,872,781	(18,135,231)

Increase (Decrease) in Net Assets
Resulting From Operations	25,635,677	(31,846,605)

Distributions to shareholders from:
Net investment income	(1,506,394)	(1,511,801)

Capital share transactions:
Shares sold	35,030,691	29,453,243
Reinvestment of distributions	1,506,394	1,511,801
Shares redeemed	(37,190,915)	(47,519,926)
Total capital share transactions	(653,830)	(16,554,882)

Total Increase (Decrease) in Net Assets	23,475,453	(49,913,288)

Net Assets
Beginning of year	95,894,316	145,807,604
End of year (including undistributed net investment income
of $297,664 and $373,084, respectively)	$119,369,769	$95,894,316

Capital Share Activity
Shares sold	320,005	274,361
Reinvestment of distributions	12,539	15,912
Shares redeemed	(349,615)	(454,648)
Total capital share activity	(17,071)	(164,375)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:  The Ameritas Index 500 Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives a monthly fee based on an annual rate of .24% of the Portfolio's average daily net assets. Under the terms of the agreement, $31,768 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is .38%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,894 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $6,114,205 and $8,526,306, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $147,178,856. Net unrealized depreciation aggregated $27,744,900, of which $12,564,839 related to appreciated securities and $40,309,739 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $4,509,591, $12,775,077, and $2,110,080 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$1,506,394	$1,511,801
Long-term capital gain	--	--
Total	$1,506,394	$1,511,801

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$297,664
Capital loss carryforward	(19,394,748)
Unrealized appreciation (depreciation)	(27,744,900)
Total	($46,841,984)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the treatment of real estate investment trusts.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales and the treatment of open futures for federal tax purposes.

Tax Information (Unaudited) For corporate shareholders, 100% of the ordinary distributions paid during the taxable year ended December 31, 2003 qualify for the corporate dividends received deduction.

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Index 500 Portfolio	2003	2002	2001
Net asset value, beginning	$95.07	$124.30	$148.66
Income from investment operations
Net investment income	1.47	1.45	1.48
Net realized and unrealized gain (loss)	25.38	(29.16)	(19.87)
Total from investment operations	26.85	(27.71)	(18.39)
Distributions from
Net investment income	(1.54)	(1.52)	(1.92)
Net realized gain	--	--	(4.05)
Total distributions	(1.54)	(1.52)	(5.97)
Total increase (decrease) in net asset value	25.31	(29.23)	(24.36)
Net asset value, ending	$120.38	$95.07	$124.30

Total return*	28.24%	(22.29%)	(12.42%)
Ratios to average net assets:
Net investment income	1.40%	1.22%	1.00%
Total expenses	.46%	.48%	.44%
Expenses before offsets	.38%	.39%	.39%
Net expenses	.38%	.38%	.38%
Portfolio turnover	6%	9%	6%
Net assets, ending (in thousands)	$119,370	$95,894	$145,808

		Periods Ended
		December 31,	December 31,
Index 500 Portfolio		2000	1999(z)
Net asset value, beginning		$167.30	$155.01
Income from investment operations
Net investment income		1.63	.31
Net realized and unrealized gain (loss)		(17.55)	12.23
Total from investment operations		(15.92)	12.54
Distributions from
Net investment income		(.89)	(.25)
Net realized gain		(1.83)	--
Total distributions		(2.72)	(.25)
Total increase (decrease) in net asset value		(18.64)	12.29
Net asset value, ending		$148.66	$167.30

Total return*		(9.54%)	8.09%
Ratios to average net assets:
Net investment income		.99%	1.16% (a)
Total expenses		.40%	.40% (a)
Expenses before offsets		.31%	.29% (a)
Net expenses		.30%	.28% (a)
Portfolio turnover		32%	5%
Net assets, ending (in thousands)		$182,781	$206,872

(a) Annualized

* Not annualized for periods less than one year.

(z) From November 1, 1999 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

MidCap Growth

Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas MidCap Growth Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

5                      Independent Auditors' Report

6                      Statement of Net Assets

10                    Statement of Operations

11                    Statements of Changes in Net Assets

12                    Notes to Financial Statements

15                    Financial Highlights

16                    Explanation of Financial Tables

18                    Director and Officer Information Table

*******************************************************************************************************************************

Ameritas MidCap Growth Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Fred Alger Management, Inc.

A word from portfolio management:

Performance

The Portfolio returned 47.29% during the twelve months ended December 31, 2003, versus a 42.71% return for the Russell Mid-Cap Growth Index and a 35.62% return for the S&P MidCap 400 Index.  The Lipper Mid-Cap Growth Fund Index returned 35.42% over the same time period.  Throughout the year, the Portfolio benefited from solid security selection in the consumer discretionary and healthcare sectors and an overweighting in the strong information technology sector in beating the Russell Mid-Cap Growth benchmark.  At the stock level, positions in Netflix Inc., XM Satellite Radio Holdings Inc. and Amazon.com Inc. contributed most positively to portfolio performance during the twelve-month period.  Conversely, positions in LaBranche & Co. Inc., Centerpulse Ltd. and Pepsi Bottling Group Inc. detracted most from fund value.

Markets & Investment Climate

The 2003 New Year brought with it an end to the positive momentum experienced throughout the fourth quarter of 2002.  With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first two months of the year.  Fortunately, with the outbreak of war in March, markets reversed course and recouped some of the losses experienced in January and February.  With the markets appearing to prefer war to the pre-combat uncertainty, investors pushed most indices higher during the final month of the quarter.

The second quarter of 2003 sustained the positive momentum experienced at the end of the first quarter, with most equity indices moving substantially higher during the three-month period.  Reassured by the swift and decisive overthrow of the former regime in Iraq and better-than expected first quarter profits, investors found good reason to get back into the markets in April and May.  In addition, with a larger-than-expected jump in the index of leading economic indicators as well as a 25 basis point rate cut on June 25th, investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small cap growth stocks leading the advance.  Encouraged by upbeat corporate earnings news, investors pushed most indices higher in July.  The general market optimism continued into August.  Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September.  Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets dragged stocks down during the final month of the quarter.  While the Federal Reserve decided against any rate cuts during the three-month period, it indicated a commitment to maintaining low interest rates for the foreseeable future.

MidCap Growth Portfolio1

Comparison of change in

value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	47.29%
Since inception (11.1.99)	6.77%

1           Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2           For comparison purposes, Portfolio and Index performance is shown from the month end date of 10.31.99.

Past performance does not indicate future results.

While stocks of all sizes performed well throughout the fourth quarter, small and mid cap stocks performed especially well.  As equity markets headed into the New Year, low interest rates, minimal inflation and solid economic fundamentals appeared to eclipse fear and uncertainty.

Investment Strategy

Throughout the year, the Portfolio benefited from solid security selection in the consumer discretionary and healthcare sectors and an overweighting against the Russell Mid-Cap Growth benchmark in the strong information technology sector.  At the stock level, positions in Netflix Inc., XM Satellite Radio Holdings Inc. and Amazon.com Inc. contributed most positively to portfolio performance during the twelve-month period.  Conversely, positions in LaBranche & Co. Inc., Centerpulse Ltd. and Pepsi Bottling Group Inc. detracted most from fund value.  As of December 31, 2003, the Portfolio remained well diversified, with information technology, consumer discretionary and health care representing the top three sectors.

During the year, the management philosophy of the Portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks.  On the whole, growth stocks provided no significant advantage during a period in which they had similar returns to their value counterparts.

Outlook

We strongly feel that the combination of improved fundamentals, low inflation, low interest rates, and steadily increasing demand will mean continued improvement in corporate earnings. When this approach is juxtaposed to an election year and the low-yield on bonds, we expect significant upside in equities in 2004. We also take the capture of Saddam Hussein as an indication that a stable, democratic future is possible for Iraq, and that we may see a lessening of international tension. That is our hope for the New Year.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts.  Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Mid-Cap Growth Portfolio:

We have audited the accompanying statement of net assets of Ameritas Mid-Cap Growth Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Mid-Cap Growth Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

MidCap Growth Portfolio

Statement of Net assets

December 31, 2003

Equity Securities - 99.9%	Shares	Value
Biotechnology - 3.4%
Invitrogen Corp.*	11,100	$777,000
Millennium Pharmaceuticals, Inc.*	92,600	1,728,842
		2,505,842

Broadcast - Television, Radio, & Cable - 4.5%
Entercom Communications Corp.*	15,680	830,413
XM Satellite Radio Holdings, Inc.*	94,200	2,483,112
		3,313,525

Communications Equipment - 5.2%
Advanced Fibre Communications, Inc.*	16,100	324,415
CIENA Corp.*	100,400	666,656
Comverse Technology, Inc.*	56,500	993,835
L-3 Communications Holdings, Inc.*	21,760	1,117,594
Scientific-Atlanta, Inc.	26,800	731,640
		3,834,140

Computers - Hardware - 2.7%
PalmOne, Inc.*	127,150	1,494,012
PalmSource, Inc.*	24,800	540,384
		2,034,396

Computers - Software & Services - 11.3%
Amdocs Ltd.*	36,550	821,644
Fair, Isaac & Co., Inc.	22,000	1,081,520
i2 Technologies, Inc.*	412,000	683,920
PeopleSoft, Inc.*	94,000	2,143,200
Sina Corp.*	44,600	1,505,250
Synopsys, Inc.*	62,550	2,111,688
		8,347,222

Consumer - Jewelry, Novelty, & Gifts - 1.0%
Fossil, Inc.*	26,200	733,862

Electrical Equipment - 3.8%
Cree, Inc.*	74,600	1,319,674
Rockwell International Corp.	41,300	1,470,280
		2,789,954

Electronics - Component Distribution - 1.3%
W.W. Grainger, Inc.	20,710	981,447

Electronics - Instrument - 2.6%
Gemstar-TV Guide International, Inc.*	147,300	743,865
Skyworks Solutions, Inc.*	141,200	1,228,440
		1,972,305

Electronics - Semiconductors - 4.0%
Altera Corp.*	42,650	968,155
Cypress Semiconductor Corp.*	25,750	550,020
Rambus, Inc.*	25,100	770,570
Xilinx, Inc.*	18,300	708,942
		2,997,687

Entertainment - 4.4%
NetFlix, Inc.*	59,200	$3,237,648

Equipment - Semiconductors - 4.9%
Novellus Systems, Inc.*	43,250	1,818,662
Teradyne, Inc.*	72,850	1,854,033
		3,672,695

Gaming, Lottery, & Parimutuel - 3.0%
GTECH Holdings Corp.	3,700	183,113
MGM MIRAGE, Inc.	17,150	645,012
Multimedia Games, Inc.*	34,000	1,397,400
		2,225,525

Healthcare - Drug - Generic, Other - 2.2%
Watson Pharmaceutical, Inc.*	35,300	1,623,800

Healthcare - Drug - Major Pharmaceutical - 2.6%
Allergan, Inc.	9,500	729,695
Celgene Corp.*	26,700	1,202,034
		1,931,729

Healthcare - Hospital Management - 0.7%
Health Management Associates, Inc.	21,900	525,600

Healthcare - Managed Care - 1.2%
PacifiCare Health Systems, Inc.*	13,400	905,840

Healthcare - Medical Products & Supplies - 5.2%
Gen-Probe, Inc.*	28,700	1,046,689
Varian Medical Systems, Inc.*	15,900	1,098,690
VISX, Inc.*	73,000	1,689,950
		3,835,329

Healthcare - Special Services - 4.6%
Laboratory Corp. of America Holdings, Inc.*	21,100	779,645
Omnicare, Inc.	27,450	1,108,706
Quest Diagnostics, Inc.*	20,950	1,531,654
		3,420,005

Insurance - Multi-Line - 1.5%
Willis Group Holdings Ltd.	33,025	1,125,162

Insurance - Property & Casualty - 0.2%
MGIC Investment Corp.	3,400	193,596

Investment Banking / Brokerage - 3.0%
E*trade Group, Inc.*	175,700	2,222,605

Investment Management - 2.3%
Affiliated Managers Group, Inc.*	24,200	1,684,078

Leisure Time - Products - 0.9%
International Speedway Corp.	14,300	638,638

Lodging - Hotels - 2.0%
Hilton Hotels Corp.	84,600	1,449,198

Machinery - Diversified - 1.5%
Dover Corp.	28,200	1,120,950

Manufacturing - Diversified - 2.5%
International Steel Group, Inc.*	1,100	$42,845
Medco Health Solutions, Inc.*	29,900	1,016,301
Thermo Electron Corp.*	32,000	806,400
		1,865,546

Oil & Gas - Drilling & Equipment - 3.1%
Cooper Cameron Corp.*	48,580	2,263,828

Oil & Gas - Exploration & Production - 2.4%
EOG Resources, Inc.	38,450	1,775,236

Restaurants - 0.3%
Starbucks Corp.*	6,000	198,360

Retail - Building Supplies - 2.5%
Tractor Supply Co*	47,600	1,851,164

Retail - Computers & Electronics - 0.7%
Best Buy Co., Inc.	10,000	522,400

Retail - Specialty - 1.0%
Advance Auto Parts, Inc.*	9,000	732,600

Retail - Specialty Apparel - 2.1%
AnnTaylor Stores Corp.*	10,000	390,000
Hot Topic, Inc.*	10,400	306,384
Pacific Sunwear of California, Inc.*	40,800	861,696
		1,558,080

Services - Advertising / Marketing - 1.0%
Monster Worldwide, Inc.*	35,250	774,090

Services - Commercial & Consumer - 1.0%
Corinthian Colleges, Inc.*	7,650	425,034
Service Corp. International*	54,600	294,294
		719,328

Services - Data Processing - 0.5%
Alliance Data Systems Corp.*	13,000	359,840

Telecommunications - Cell / Wireless - 1.2%
SpectraSite, Inc.*	25,700	893,075

Truckers - 1.6%
Yellow Roadway Corp.*	32,450	1,173,716

Total Equity Securities (Cost $63,213,295)		74,010,041

Total Investments (Cost $63,213,295) - 99.9%		74,010,041
Other assets and liabilities, net - 0.1%		40,743
Net Assets - 100%		$74,050,784

Net Assets Consist of:
Paid-in capital applicable to 2,351,711 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$75,443,860
Accumulated net realized gain (loss) on investments		(12,189,822)
Net unrealized appreciation (depreciation) on investments		10,796,746

Net Assets		$74,050,784

Net Asset Value per Share		$31.49

* Non-income producing security.

See notes to financial statements.

MidCap Growth Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $343)	$105,451
Interest income	26,553
Total investment income	132,004

Expenses:
Investment advisory fee	499,259
Transfer agent fees and expenses	13,369
Accounting fees	19,999
Directors' fees and expenses	6,126
Administrative fees	50,000
Custodian fees	37,835
Reports to shareholders	3,045
Professional fees	16,557
Miscellaneous	2,868
Total expenses	649,058
Reimbursement from Advisor	(60,651)
Fees paid indirectly	(1,778)
Net expenses	586,629

Net Investment Income (Loss)	(454,625)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	12,763,944
Change in unrealized appreciation (depreciation)	11,371,601

Net Realized and Unrealized Gain
(Loss) on Investments	24,135,545

Increase (Decrease) in Net Assets
Resulting From Operations	$23,680,920

See notes to financial statements.

MidCap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($454,625)	($438,051)
Net realized gain (loss) on investments	12,763,944	(16,270,097)
Change in unrealized appreciation or (depreciation)	11,371,601	(10,328,955)

Increase (Decrease) in Net Assets
Resulting From Operations	23,680,920	(27,037,103)

Capital share transactions:
Shares sold	106,738,121	98,516,733
Shares redeemed	(109,285,334)	(115,110,303)
Total capital share transactions	(2,547,213)	(16,593,570)

Total Increase (Decrease) in Net Assets	21,133,707	(43,630,673)

Net Assets
Beginning of year	52,917,077	96,547,750
End of year	$74,050,784	$52,917,077

Capital Share Activity
Shares sold	4,309,376	3,982,582
Shares redeemed	(4,432,460)	(4,673,702)
Total capital share activity	(123,084)	(691,120)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:   The Ameritas MidCap Growth Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets. Under the terms of the agreement, $53,276 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is .94%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $127,631,109 and $131,062,025, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $63,472,770. Net unrealized appreciation aggregated $10,537,271, of which $11,746,392 related to appreciated securities and $1,209,121 related to depreciated securities. Net realized capital loss carryforward for federal income tax purposes of $11,930,347 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2010.

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($11,930,347)
Unrealized appreciation (depreciation)	10,537,271
Total	($1,393,076)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$28,573	1.65%	$2,482,737	July 2003

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
MidCap Growth Portfolio	2003	2002	2001
Net asset value, beginning	$21.38	$30.50	$34.56
Income from investment operations
Net investment income (loss)	(.19)	(.18)	(.20)
Net realized and unrealized gain (loss)	10.30	(8.94)	(2.33)
Total from investment operations	10.11	(9.12)	(2.53)
Distributions from
Net realized gains	--	--	(1.53)
Total increase (decrease) in net asset value	10.11	(9.12)	(4.06)
Net asset value, ending	$31.49	$21.38	$30.50

Total return*	47.29%	(29.90%)	(7.37%)
Ratios to average net assets:
Net investment income (loss)	(.73%)	(.60%)	(.60%)
Total expenses	1.04%	1.05%	.96%
Expenses before offsets	.94%	.94%	.95%
Net expenses	.94%	.94%	.94%
Portfolio turnover	213%	325%	137%
Net assets, ending (in thousands)	$74,051	$52,917	$96,548

		Periods Ended
		December 31,	December 31,
MidCap Growth Portfolio		2000	1999(z)
Net asset value, beginning		$31.50	$26.40
Income from investment operations
Net investment income (loss)		(.03)	--
Net realized and unrealized gain (loss)		4.00	5.82
Total from investment operations		3.97	5.82
Distributions from
Net realized gains		(.91)	(0.72)
Total increase (decrease) in net asset value		3.06	5.10
Net asset value, ending		$34.56	$31.50

Total return*		12.56%	22.09%
Ratios to average net assets:
Net investment income (loss)		(.09%)	(.06%) (a)
Total expenses		.94%	.97% (a)
Expenses before offsets		.87%	.84% (a)
Net expenses		.86%	.84% (a)
Portfolio turnover		118%	21%
Net assets, ending (in thousands)		$126,698	$75,643

(a) Annualized

* Not annualized for periods less than one year.

(z) From November 1, 1999 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending
AmerUs Annuity Group
Ameritas Variable Life Insurance Co.
Ameritas Investment Corporation
AmerUs Group Foundation
Bankers Life Insurance Co. of New York
Inflective Asset Mgmt.
AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52 (interested Director)	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Money Market

Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Money Market Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

4                      Independent Auditors' Report

5                      Statement of Net Assets

7                      Statement of Operations

8                      Statements of Changes in Net Assets

9                      Notes to Financial Statements

12                    Financial Highlights

13                    Explanation of Financial Tables

15                    Director and Officer Information Table

Ameritas Money Market Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Asset Management Company, Inc.

A word from portfolio management:

Performance

For the twelve months ended December 31, 2003, the Ameritas Money Market Portfolio returned 1.00%, versus 0.64% for the Lipper Variable Money Market Funds Average.

Markets & Investment Climate

Despite war and other worries, the U.S. economy seems poised to grow faster than expected at the end of 2003. We believe economic growth in 2004 should be stronger than the half-century average of 3.3% but we do, however, see reasons for tempering our optimism with caution. Businesses are now more aggressive in capital spending, an important development, but that has not yet translated into robust labor market growth. The current unemployment rate of 5.7% is only slightly lower than the 6.0% rate at the end of 2002. In 2003, consumer spending abated, but it was still relatively strong. Core consumer inflation has not hovered around the 1% level since the mid-1960s. The trend in price disinflation and concern about a weak labor market, world events, and post-bubble drag were among the reasons that caused the Federal Reserve to reduce its target interest rate by a quarter point in June. The Fed Funds target interest rate now sits at 1%, a level not consistently seen since the mid-1950s.

Investment Strategy

During the year, we continued our strategy of balancing short-term purchases with purchases of government agency securities in the twelve- to thirteen-month ranges. Our short-term purchases focused on weekly variable-rate demand notes, which should reset quickly when the Fed begins to raise rates. At the same time, we purchased longer government agency securities to protect Portfolio yield, since we believed rates would remain low for an extended period of time.

Outlook

The year 2004 presents investors with some uncertainty. U.S. fiscal and monetary policies remain quite stimulative and we believe should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in disinflation and the reality of excess capacity are key reasons the Fed has stated it can maintain accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers. The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. interest rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates. We expect money market rates to remain quite low for much of the year as the Fed patiently hopes and waits for better job growth and continued low inflation.

Money Market Portfolio*

Average Annual Total Return

(period ended 12.31.03)

One year	1.00%
Since inception (10.29.99)	3.33%

*Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

Past performance does not indicate future results.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Money Market Portfolio:

We have audited the accompanying statement of net assets of Ameritas Money Market Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Money Market Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Money Market Portfolio

Statement of Net Assets

December 31, 2003

	Principal
Taxable Variable Rate Demand Notes* - 76.7%	Amount	Value
Akron Hardware Consultants, 1.25%, 11/1/22, LOC: First Merit Bank, C/LOC: FHLB - Cincinnati	$384,000	$384,000
Alabama State IDA Revenue, 1.25%, 5/1/10, LOC: Regions Bank	150,000	150,000
Alameda County, California IDA Revenue, 1.30%, 7/1/30,
LOC: Union Bank of California, C/LOC: CalSTERS	2,000,000	2,000,000
Alaska State Housing Finance Corp., 1.17%, 12/1/32, TOA: Alaska State Housing Finance Corp.,
MBIA Insured	1,550,000	1,550,000
American Buildings Co., Revenue, 1.20%, 8/1/20, LOC: Canadian Imperial	1,300,000	1,300,000
California Statewide Communities Development Authority MFH Revenue, 1.23%, 7/1/27,
LOC: Bank of the West, C/LOC: CalSTERS	215,000	215,000
Chatham Centre LLC, 1.35%, 4/1/22, LOC: Bank of North Georgia	3,000,000	3,000,000
Chaves County New Mexico Industrial Revenue, 1.25%, 8/1/09, LOC: Bank of America	500,000	500,000
City of Oak Creek Wisconsin IDR, 1.23%, 11/1/15, LOC: Marshall & Ilsley Bank	1,145,000	1,145,000
Columbus, Georgia Development Authority Revenue:
1.17%, 12/1/19, LOC: Bank of Nova Scotia	4,000,000	4,000,000
1.20%, 4/1/20, LOC: Columbus Bank & Trust	1,025,000	1,025,000
Dakota County Minnesota Community Development Agency MFH Revenue, 1.30%, 1/1/38,
LOC: American Bank of St. Paul, C/LOC: FHLB - Cincinnati	600,000	600,000
Enclave at Lynn Haven LLC, 1.20%, 10/1/29, LOC: State Bank & Trust, C/LOC: FHLB - Dallas	1,850,000	1,850,000
Florida Housing Finance Corp. MFH Revenue, 1.22%, 10/15/32, LOC: FNMA	4,230,000	4,230,000
Fulton County Georgia IDA Revenue, 1.90%, 12/1/04, LOC: Branch Bank Trust (BBT)	200,000	200,000
Grove City Church of Nazarene, 1.21%, 2/1/24, LOC: National City Bank	3,922,000	3,922,000
Hardin County Kentucky Industrial Building Authority Revenue, 1.20%, 3/1/27,
LOC: Republic Bank & Trust, C/LOC: FHLB - Cincinnati	2,500,000	2,500,000
Hillcrest Baptist Church of Pensacola, Florida, 1.25%, 12/1/20, LOC: SouthTrust Bank, AL	4,500,000	4,500,000
Holland Board of Public Works Home Building Co., 1.40%, 11/1/22, LOC: Wells Fargo Bank, NA	2,600,000	2,600,000
Illinois State Development Finance Authority Revenue, 1.24%, 7/1/10, LOC: Lasalle Bank	700,000	700,000
Indiana State Development Finance Authority, 1.22%, 9/1/16, LOC: Bank One NA	3,750,000	3,750,000
Kansas City, Missouri IDA Revenue, 1.24%, 3/1/25, LOC: LaSalle Bank	960,000	960,000
Kent Hospital Finance Authority LO Revenue, 1.20%, 1/1/19, LOC: Peoples Bank & Trust,
C/LOC: FHLB - Atlanta	3,750,000	3,750,000
Main & Walton Development Co., LLC, 1.20%, 9/1/26, LOC: Waypoint Bank,
C/LOC: FHLB - Pittsburgh	1,000,000	1,000,000
Maine Finance Authority Revenue, 1.15%, 6/1/08, BPA: Fleet National Bank, AMBAC Insured	1,000,000	1,000,000
Maryland State Health & Higher Educational Facilities Authority Revenue, 1.25%, 7/1/22,
LOC: M&T Trust Co.	400,000	400,000
Matagorda County Texas, 1.50%, 10/1/29, SWAP: Bank of New York	1,080,000	1,080,000
Meyer Cookware Industries, 1.15%, 5/1/27, LOC: BNP Paribas	3,400,000	3,400,000
Montgomery County New York IDA Revenue, 1.17%, 5/1/25, LOC: FHLB - New York	1,300,000	1,300,000
Morton Family Trust, 1.20%, 2/1/32, LOC: Comerica Bank	3,400,000	3,400,000
New Jersey State Turnpike Authority Revenue, 1.15%, 1/1/04, MBIA Insured	1,200,000	1,200,000
New York State Housing Finance Agency Revenue, 1.12%, 11/1/33, LOC: Key Bank	2,000,000	2,000,000
Omaha Nebraska SO, 1.22%, 2/1/26, BPA: Dexia Credit Local, AMBAC Insured	2,300,000	2,300,000
Osprey Properties LLC, 1.30%, 6/1/27, LOC: Wells Fargo Bank, NA	900,000	900,000
Peoploungers, Inc., 1.20%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB - Dallas	200,000	200,000
Post Apartment Homes LP MFH Revenue, 1.12%, 7/15/29, CA: FNMA	6,650,000	6,650,000
Racetrac Capital, LLC, 1.20%, 9/1/20, LOC: Regions Bank	1,600,000	1,600,000
Rex Lumber LLC, 1.20%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB - Dallas	4,000,000	4,000,000
Savannah Georgia Economic Development Authority Revenue, 1.20%, 3/1/18,
LOC: SunTrust Bank	1,150,000	1,150,000
Schenectady County New York, IDA Revenue, 1.19%, 11/1/10, LOC: Fleet National Bank	2,385,000	2,385,000
Sea Island Co., 1.27%, 2/1/21, LOC: Columbus Bank & Trust	2,675,000	2,675,000
Shawnee Kansas Private Activity Revenue, 1.35%, 12/1/12, LOC: JP Morgan Chase Bank	1,605,000	1,605,000
Southeast Alabama Gas Distribution Revenue, 1.20%, 6/1/25, BPA: Amsouth Bank, AMBAC Insured	3,050,000	3,050,000
Southern Indiana Investments Company Two LLC, 1.20% 10/15/26, LOC: Old National Bank,
C/LOC: FHLB - Indianapolis	1,390,000	1,390,000
St. Joseph County, Indiana Economic Development Revenue:
Pine Oaks, 1.32%, 6/1/27, LOC: FHLB - Indianapolis	$465,000	$465,000
Western Manor, 1.32%, 6/1/27, LOC: FHLB - Indianapolis	100,000	100,000
St. Paul, Minnesota Port Authority Revenue:
1.60%, 3/1/07, LOC: Dexia Credit Local	400,000	400,000
1.25%, 12/1/33, LOC: Dexia Credit Local	750,000	750,000
SunAmerica Trust Various States, 1.39%, 7/1/41, LOC: FHLMC	1,590,000	1,590,000
Texas State, 1.10%, 12/1/09, BPA: JP Morgan Chase Bank	600,000	600,000
Tioga County New York IDA, 1.19%, 9/1/12, LOC: Fleet National Bank	700,000	700,000
Tucson Arizona Airport Authority Inc. Revenue, 1.30%, 12/1/18, LOC: Bank of America	3,180,000	3,180,000
Washington State Housing Finance Commission MFH Revenue:
Rose Creek, 1.18%, 2/1/28, LOC: U.S. Bank, NA	545,000	545,000
Twin Ponds, 1.18% 2/1/28, LOC: U.S. Bank, NA	1,475,000	1,475,000

Total Taxable Variable Rate Demand Notes (Cost $97,321,000)		97,321,000

U.S. Government Agencies and Instrumentalities - 21.2%
Fannie Mae Notes:
1.51%, 11/30/04	2,500,000	2,500,000
1.55%, 12/6/04	4,500,000	4,500,000
1.54%, 12/24/04	1,000,000	999,306
Fannie Mae Discount Notes, 11/12/04	5,000,000	4,941,408
Federal Farm Credit Bank, 1.15%, 7/8/04	5,000,000	5,000,000
Federal Home Loan Bank Notes, 5.375%, 1/5/04	2,000,000	2,000,830
Freddie Mac Notes:
1.375%, 11/9/04	2,000,000	2,000,000
3.25%, 11/15/04	2,500,000	2,539,352
Freddie Mac Discount Notes, 11/4/04	2,500,000	2,470,483

Total U.S. Government Agencies and Instrumentalities (Cost $26,951,379)		26,951,379

Commercial Paper - 0.8%
University of Virginia, 1.115%, 1/15/04, BPA: Lloyds TSB Bank plc	1,000,000	999,567

Total Commercial Paper (Cost $999,567)		999,567

TOTAL INVESTMENTS (Cost $125,271,946) - 98.7%		125,271,946
Other assets and liabilities, net - 1.3%		1,616,495
Net Assets - 100%		$126,888,441

Net Assets Consist of:
Paid-in capital applicable to 126,928,840 shares of common
stock outstanding; $0.01 par value, 2,000,000,000 shares authorized		126,888,889
Undistributed net investment income		633
Accumulated net realized gain (loss) on investments		(1,081)

Net Assets		126,888,441

Net Asset Value Per Share		$1.00

*  Optional tender features give these securities a shorter effective maturity date.

Explanation of Guarantees:	Abbreviations:

BPA: Bond-Purchase Agreement	FHLB: Federal Home Loan Bank	MFH: Multi-Family Housing
C/LOC: Confirming Letter of Credit	FNMA: Federal National Mortgage Association	SO: Special Obligation
LOC: Letter of Credit	IDA: Industrial Development Authority
SWAP: Swap Agreement	IDR: Industrial Development Revenue
TOA: Tender Option Agreement	LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership

See notes to financial statements.

Money Market Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Interest income	$2,037,598

Expenses:
Investment advisory fee	300,886
Transfer agent fees and expenses	12,587
Accounting fees	29,941
Directors' fees and expenses	16,096
Administrative fees	75,222
Custodian fees	30,791
Reports to shareholders	13,672
Professional fees	18,594
Insurance	39,940
Miscellaneous	1,813
Total expenses	539,542
Fees paid indirectly	(3,237)
Net expenses	536,305

Net Investment Income	1,501,293

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,081)

Net Realized and Unrealized Gain
(Loss) on Investments	(1,081)

Increase (Decrease) in Net Assets
Resulting From Operations	$1,500,212

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$1,501,293	$2,862,622
Net realized gain (loss)	(1,081)	1,533

Increase (Decrease) in Net Assets
Resulting From Operations	1,500,212	2,864,155

Distributions to shareholders from:
Net investment income	(1,505,725)	(2,859,090)

Capital share transactions:
Shares sold	311,377,240	624,270,179
Reinvestment of distributions	1,507,914	2,861,953
Shares redeemed	(348,168,378)	(631,178,182)
Total capital share transactions	(35,283,224)	(4,046,050)

Total Increase (Decrease) in Net Assets	(35,288,737)	(4,040,985)

Net Assets
Beginning of year	162,177,178	166,218,163
End of year (including undistributed net investment income
of $633 and $5,065, respectively)	$126,888,441	$162,177,178

Capital Share Activity
Shares sold	311,377,240	624,270,179
Reinvestment of distributions	1,507,914	2,861,953
Shares redeemed	(348,168,378)	(631,178,182)
Total capital share activity	(35,283,224)	(4,046,050)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:   The Ameritas Money Market Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. All securities held by the Portfolio are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects the Portfolio against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Portfolio are excluded from this coverage.  Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives a monthly fee based on an annual rate of .20% of the Portfolio's average daily net assets. Under the terms of the agreement, $35,021 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is .36%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.  Under the terms of the agreement, $5,481 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolios. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

The cost of investments owned at December 31, 2003 for federal income tax purposes was $125,271,946.

Net realized capital loss carryforward for federal income tax purposes of $1,081 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2011.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$1,505,725	$2,859,090
Long-term capital gain	--	--
Total	$1,505,725	$2,859,090

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$633
Capital loss carryforward	(1,081)
Total	($448)

The Portfolio may engage in interportfolio purchase and sales transactions with other Portfolios. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2003, purchase and sale transactions were $381,659,000  and $387,650,000, respectively.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$126,598	1.75%	$7,353,095	July 2003

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Money Market Portfolio	2003	2002	2001
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.010	.016	.04
Total from investment operations	.010	.016	.04
Distributions from
Net investment income	(.010)	(.016)	(.04)
Total increase (decrease) in net asset value	--	--	--
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	1.00%	1.61%	3.96%
Ratios to average net assets:
Net investment income	1.00%	1.60%	3.81%
Total expenses	.36%	.38%	.38%
Expenses before offsets	.36%	.37%	.38%
Net expenses	.36%	.36%	.36%
Net assets, ending (in thousands)	$126,888	$162,177	$166,218

		Periods Ended
		December 31,	December 31,
Money Market Portfolio		2000	1999(z)
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income		.06	.01
Total from investment operations		.06	.01
Distributions from
Net investment income		(.06)	(.01)
Total increase (decrease) in net asset value	--	--
Net asset value, ending		$1.00	$1.00

Total return*		6.43%**	.99%
Ratios to average net assets:
Net investment income		6.24%	5.67% (a)
Total expenses		.33%	.33% (a)
Expenses before offsets		.30%	.26% (a)
Net expenses		.28%	.26% (a)
Net assets, ending (in thousands)		$139,320	$199,938

(a) Annualized.

(z) From October 29, 1999 inception.

* Not annualized for periods less than one year.

** Total return would have been 6.18% without the payment by affiliate that was the result of a securities transaction to reimburse the effect of a loss to the Portfolio.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity
M. CHARITO KRUVANT DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank
ARTHUR J. PUGH DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending
AmerUs Annuity Group
Ameritas Variable Life Insurance Co.
Ameritas Investment Corporation
AmerUs Group Foundation
Bankers Life Insurance Co. of New York
Inflective Asset Mgmt.
AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52 (interested Director)	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Select

Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Select Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

5                      Independent Auditors' Report

6                      Schedule of Investments

8                      Statement of Assets and Liabilities

9                      Statement of Operations

10                    Statements of Changes in Net Assets

11                    Notes to Financial Statements

14                    Financial Highlights

15                    Explanation of Financial Tables

17                    Director and Officer Information Table

*********************************************************************************************************************

Ameritas Select Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by Harris Associates

A word from portfolio management:

Performance

The portfolio returned 29.22% for the year ending December 31, 2003.  This compares to the Russell Midcap Value Index, which returned 38.07% for the same period.

Underperformance can be attributed to underweighting or absence of sectors with significant representations within the Russell Midcap Value Index.  These sectors include utilities, materials, and financials.  Relative underperformance in the consumer discretionary sector, financial, and technology sectors also contributed to the underperformance relative to the benchmark.

The absence or underweighting of economic sectors is explained by the concentrated nature of the portfolio and our stock selection process, which emphasizes individual stock valuations rather than economic sector weightings.  The underperformance within particular economic sectors was the result of our concerns over the valuations and low-quality nature of some of the stocks within these sectors.  While the stock prices of some of these companies did well, they did not meet our strict stock selection criteria.

Washington Mutual, H&R Block, and Novell had a positive impact on performance during the year.  Washington Mutual delivered solid returns during the year as the housing boom brought unexpected strength to its mortgage business.

H&R Block delivered handsome returns last year as the housing boom brought unexpected strength to its mortgage origination business. We also expect H&R Block's tax-preparation business to recover if employment data begins to mirror the economic expansion.

Novell, which provides business networks, was the Fund's strongest performer. Investors anticipated a boost in technology spending as the economy improved and Novell was a clear beneficiary, allowing us to take profits when shares met our target level.

Waste Management and Electronic Data Systems had a negative impact on performance during the period.  A slow rebound in Waste Management's earnings earlier in the year led us to seek more attractive investment alternatives and the position was sold.  EDS experienced significant weakness in some of their businesses and we reduced our estimate of intrinsic value, thus the position was sold.

Select Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	29.22%
Since inception (1.2.01)	9.74%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

1For comparison purposes, Portfolio and Index performance is shown from the month end date of 12.31.00.

Past performance does not indicate future results.

Markets & Investment Climate

The market's strong showing since late 2002 reflects the favorable resolution of a number of issues investors found fearsome.  The list of concerns included: the approaching war in Iraq; terrorism; a weak global economy; possible deflation; corporate governance scandals; and most importantly, the painful memory of a three-year bear market for stocks.

However, things turned out even better than we imagined.  In Iraq and the Middle East: Saddam is in custody, Gadhafi has opened Libya to inspectors, and many powerful nations including France, Germany, Russia and China have joined the anti-terror campaign and proved helpful.  At home, fiscal and monetary stimulus initiatives appear to have kept deflation and deep recession at bay.  Improvements in productivity seem to have had a positive effect on corporate profits, capital spending is growing once again and consumer confidence is up.

Even though we don't make economic forecasts, it's worth noting the long-term economic story remains pretty favorable.  Worldwide GDP growth appears to have gathered meaningful steam over the past few quarters, and even the more sluggish European and Japanese economies are growing again.  The U.S. economy in particular has proven to be remarkably resilient, and the case for further growth is strong, driven by higher profits, rising capital spending, additional stimulus from last year's Bush tax cuts, low inflation (the lowest in 40 years!), and a better-than-expected budget deficit picture. Many are worried the recovery is endangered by sluggish employment growth, but it would be risky to bet against improvement in the jobs picture. The headlines shout loudly about lost manufacturing jobs, but that trend has been in place for fifty years (and is even occurring in China right now!).  The fact is that rising productivity and the migration of production and services to lower-cost sources raises living standards. The U.S. economy's dynamism and adaptability remain important strengths, and the employment story is likely to continue to improve now that businesses are spending again.  Overall, there are no obvious clues the economic fundamentals will disappoint, and so the economic backdrop looks as good as it has in quite some time.

Outlook

The optimism reasserting itself in the stock market is certainly welcome news to those who suffered so greatly after the Bubble popped.  But we worry that some areas of the market increasingly reflect outlandish growth expectations that will prove very difficult to achieve for the second time in the past half decade.  The momentum players whose focus is rarely on company fundamentals or valuation face a demanding future if their assumptions are based on a continuation of the red-hot market of the past year.  Such an outcome is certainly possible, but the market's rise offers little cushion should unexpected obstacles appear.  Our position in this environment is to maintain exposure to equities as long as individual stocks trade below our value estimates. Obviously, we continue to look for new ideas for our portfolios, but we expect to maintain our well-known discipline.   As much as possible, we also want to emphasize quality businesses for our portfolios: strong cash flow dynamics, sensible management teams and strong balance sheets.  While we see no evidence to support a breakdown in the long-term story for equities, a bit of caution seems just right for today's market

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Select Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameritas Select Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the period ended December 31, 2001, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Select Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Select Portfolio

Schedule of Investments

December 31, 2003

Equity Securities - 91.1%	Shares	Value
Biotechnology - 3.9%
Chiron Corp.*	22,100	$1,259,479

Broadcast - Television, Radio, & Cable - 1.8%
Liberty Media Corp.*	47,900	569,531

Entertainment - 4.5%
Time Warner, Inc.*	80,200	1,442,798

Hardware & Tools - 2.0%
Black & Decker Corp.	13,000	641,160

Healthcare - Diversified - 4.0%
Bristol-Myers Squibb Co.	44,700	1,278,420

Healthcare - Medical Products & Supplies - 0.5%
Guidant Corp.	2,700	162,540

Healthcare - Special Services - 4.1%
Omnicare, Inc.	32,500	1,312,675

Leisure Time - Products - 3.6%
Mattel, Inc.	58,900	1,135,003

Lodging - Hotels - 2.9%
Marriott International, Inc.	20,000	924,000

Oil & Gas - Exploration & Production - 4.6%
Burlington Resources, Inc.	26,600	1,473,108

Publishing - Newspapers - 4.1%
Knight Ridder, Inc.	17,000	1,315,290

Restaurants - 5.6%
Yum! Brands, Inc.*	51,300	1,764,720

Retail - Department Stores - 2.5%
J.C. Penney Co., Inc.	30,400	798,912

Retail - Food Chains - 4.2%
Kroger Co.*	73,400	1,358,634

Retail - Specialty Apparel - 4.1%
TJX Co.'s, Inc.	59,000	1,300,950

Savings & Loan Companies - 16.3%
Washington Mutual, Inc.	129,800	5,207,576

Services - Commercial & Consumer - 10.8%
Aramark Corp. (Class B)	20,000	548,400
H & R Block, Inc.	52,500	2,906,925
		3,455,325

Services - Computer Systems - 2.9%
SunGard Data Systems, Inc.*	34,000	942,140

Services - Data Processing - 4.8%
First Data Corp.	37,000	$1,520,330

Telecommunications - Long Distance - 3.9%
Sprint Corp. - FON Group	76,900	1,262,698

Total Equity Securities (Cost $23,723,392)		29,125,289

Total Investments (Cost $23,723,392) - 91.1%		29,125,289
Other assets and liabilities, net - 8.9%		2,846,424
Net Assets - 100%		$31,971,713

* Non-income producing security.

See notes to financial statements.

Select Portfolio

Statement of Assets and Liabilities

December 31, 2003

Assets
Investments in securities, at value (Cost $23,723,392) - See accompanying schedule	$29,125,289
Cash	2,642,316
Receivable for securities sold	352,689
Receivable for shares sold	64,095
Dividends and interest receivable	29,246
Other assets	471
Total assets	32,214,106

Liabilities
Payable for securities purchased	196,070
Payable to Ameritas Investment Corp..	26,496
Payable to Calvert Administrative Services Company	4,247
Accrued expenses and other liabilities	15,580
Total liabilities	242,393
Net assets	$31,971,713

Net Assets Consist of:
Paid-in capital applicable to 1,615,993 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$28,584,154
Undistributed net investment income	24,054
Accumulated net realized gain (loss) on investments	(2,038,392)
Net unrealized appreciation (depreciation) on investments	5,401,897

Net Assets	$31,971,713

Net Asset Value per Share	$19.78

See notes to financial statements.

Select Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income	$396,213
Total investment income	396,213

Expenses:
Investment advisory fee	249,888
Transfer agent fees and expenses	12,996
Accounting fees	9,149
Directors' fees and expenses	2,844
Administrative fees	50,000
Custodian fees	7,795
Reports to shareholders	1,749
Professional fees	14,350
Miscellaneous	1,001
Total expenses	349,772
Fees paid indirectly	(17,747)
Net expenses	332,025

Net Investment Income	64,188

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(7,078)
Change in unrealized appreciation (depreciation)	6,949,585

Net Realized and Unrealized Gain
(Loss) on Investments	6,942,507

Increase (Decrease) in Net Assets
Resulting From Operations	$7,006,695

See notes to financial statements.

Select Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$64,188	$8,456
Net realized gain (loss) on investments	(7,078)	(1,861,380)
Change in unrealized appreciation (depreciation)	6,949,585	(2,393,912)

Increase (Decrease) in Net Assets
Resulting From Operations	7,006,695	(4,246,836)

Distributions to shareholders from:
Net investment income	(48,589)	(9,943)

Capital share transactions:
Shares sold	7,074,172	19,205,232
Reinvestment of distributions	48,589	9,943
Shares redeemed	(7,361,953)	(10,280,936)
Total capital share transactions	(239,192)	8,934,239

Total Increase (Decrease) in Net Assets	6,718,914	4,677,460

Net Assets
Beginning of year	25,252,799	20,575,339
End of year (including undistributed net investment income
of $24,054 and $8,455, respectively)	$31,971,713	$25,252,799

Capital Share Activity
Shares sold	416,864	1,138,963
Reinvestment of distributions	2,456	652
Shares redeemed	(450,466)	(645,705)
Total capital share activity	(31,146)	493,910

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:   The Ameritas Select Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives a monthly fee based on an annual rate of 0.92% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $7,012,043 and $8,867,628, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $23,723,392. Net unrealized appreciation aggregated $5,401,897, of which $5,684,671 related to appreciated securities and $282,774 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $169,934, $1,861,380 and $7,078 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2009, December 2010, and December 2011, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	$48,589	$9,943
Long-term capital gain	--	--
Total	$48,589	$9,943

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed income	$24,054
Capital loss carryforward	(2,038,392)
Unrealized appreciation (depreciation)	5,401,897
Total	$3,387,559

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. For the year ended December 31, 2003, there were no borrowings by the Portfolio under the agreement.

Tax Information (Unaudited) For corporate shareholders, 100% of the ordinary distributions paid during the taxable year ended December 31, 2003 qualify for the corporate dividends received deduction.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Select Portfolio	2003	2002	2001(z)
Net asset value, beginning	$15.33	$17.84	$15.00
Income from investment operations
Net investment income (loss)	.04	--	.01
Net realized and unrealized gain (loss)	4.44	(2.50)	2.83
Total from investment operations	4.48	(2.50)	2.84
Distributions from:
Net investment income	(.03)	(.01)	--
Total increase (decrease) in net asset value	4.45	(2.51)	2.84
Net asset value, ending	$19.78	$15.33	$17.84

Total return*	29.22%	(14.04%)	18.93%
Ratios to average net assets:
Net investment income (loss)	.24%	.03%	.08% (a)
Total expenses	1.29%	1.30%	1.45% (a)
Expenses before offsets	1.29%	1.30%	1.45% (a)
Net expenses	1.22%	1.23%	1.26% (a)
Portfolio turnover	28%	16%	14%
Net assets, ending (in thousands)	$31,972	$25,253	$20,575

(a) Annualized

(z) from January 2, 2001 inception.

* Not annualized for periods less than one year.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Small Capitalization

Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Small Capitalization Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

5                      Independent Auditors' Report

6                      Statement of Net Assets

11                    Statement of Operations

12                    Statements of Changes in Net Assets

13                    Notes to Financial Statements

16                    Financial Highlights

17                    Explanation of Financial Tables

19                    Director and Officer Information Table

****************************************************************************************************************

Ameritas Small Capitalization Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by John McStay Investment Counsel (JMIC)

A word from portfolio management:

Performance

The Portfolio returned 38.87% for the year ended December 31, 2003 compared to the Portfolio's benchmark, the Russell 2000 Growth, which returned 48.54% for the year. The persistency of low quality leadership over the past year handicapped our relative performance, as those types of stocks are clearly outside our investable realm. As you know, our investment philosophy seeks high quality companies with strong and improving earnings selling at reasonable prices relative to earnings.

Markets & Investment Climate

The year 2003 will go down as a bittersweet year for small- and mid-cap growth money managers.  On the positive side, absolute returns were the strongest they have been in a long while, with United States equity markets finishing the year in positive territory for the first time since 1999.  After the seemingly interminable bear market of 1999--2002, stock prices rallied sharply in 2003.  The year began inauspiciously:  after a short-lived rally in early January, stock prices retreated.  Sentiment improved as the former regime in Iraq was removed, and stock prices turned upward in early March.  The rally off the bottom, though not without setbacks along the way, has continued in notable fashion.

Investment Strategy

The Portfolio seeks to invest in quality smaller capitalization growth companies which exhibit repeatable, proven business models and seasoned management teams.  The portfolio management is teamed-based with nine seasoned portfolio managers selecting stocks in 10-12 industries.  Each portfolio manager has extended experience selecting stocks in their industry expertise and the team, in aggregate, has over two decades of portfolio management experience.

Despite the tough economic times, we remain steadfast in our disciplines of identifying superior growth companies that are attractively valued. We try to avoid the investment trap of chasing stocks that are bouncing on false hopes. This temptation can create serious damage to performance. Our team of portfolio managers is dedicated to rigorously implementing our investment process and philosophy.

Small Capitalization Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	38.87%
Since inception (11.1.99)	(11.22%)

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 10.31.99.

Past performance does not indicate future results.

New Subadvisor assumed management of the Portfolio effective November 2001.

Outlook

In our view, the economy has recovered nicely and has demonstrated growth that is sustainable through increased manufacturing spending, strong GDP and the beginning signs of job growth, which is a lagging indicator.  The market rally that started in mid-March 2003, despite its setbacks, has continued in an impressive fashion, although the short-term swings in the market may continue to be news-driven amidst reports concerning global terrorism, broadening investigations into corporate governance, and threats of a global trade war.  We are increasingly positive about the prospects for growth stocks.   Although in the short-term, stocks may continue to consolidate, in our estimation, the markets will continue to trend upward well into 2004 based on continuing improvements in the economy, strong consumer spending, and a gradual increase in business spending, and in that environment we are optimistic that your portfolio will perform well.  With these trends and given the strong market move, our focus remains on earnings growth rates and stock valuations.

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Small Capitalization Portfolio:

We have audited the accompanying statement of net assets of Ameritas Small Capitalization Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Small Capitalization Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Small Capitalization Portfolio

Statement of Net Assets

December 31, 2003

Equity Securities - 99.3%	Shares	Value
Airlines - 1.3%
Mesa Air Group, Inc.*	10,800	$135,216
Pinnacle Airlines Corp.*	30,400	422,256
		557,472

Broadcast - Television, Radio, & Cable - 4.1%
Cumulus Media, Inc.*	32,300	710,600
Emmis Communications Corp.*	7,700	208,285
Gray Television, Inc.	23,000	347,760
Radio One, Inc. (Class D)*	23,700	457,410
		1,724,055

Chemicals - Specialty - 0.3%
OM Group, Inc.*	4,700	123,093

Communications Equipment - 4.1%
Alvarion Ltd.*	19,200	221,760
Arris Group, Inc.*	21,100	152,764
Netscreen Technologies, Inc.*	13,500	334,125
Polycom, Inc.*	12,800	249,856
Spectralink Corp.	9,900	189,783
Westell Technologies, Inc.*	30,600	193,086
Wireless Facilities, Inc.*	25,800	383,388
		1,724,762

Computers - Hardware - 2.1%
Performance Technologies, Inc.*	61,500	876,375

Computers - Networking - 0.7%
Avocent Corp.*	8,400	306,768

Computers - Peripherals - 1.2%
Dot Hill Systems Corp.*	14,300	216,645
StrataSys, Inc.*	10,950	298,497
		515,142

Computers - Software & Services - 4.7%
Anteon International Corp.*	14,400	519,120
Concord Communications, Inc.*	15,000	299,550
eSpeed, Inc.*	11,400	266,874
Open Text Corp.*	11,300	216,621
Opnet Technologies, Inc.*	12,000	197,520
Packeteer, Inc.*	12,300	208,854
SkillSoft plc (ADR)*	26,200	226,630
Verint Systems, Inc.*	1,800	40,608
		1,975,777

Containers & Packaging - Metal & Glass - 1.0%
Mobile Mini, Inc.*	20,500	404,260

Electrical Equipment - 3.3%
Anaren, Inc.*	13,900	196,268
Benchmark Electronics, Inc.*	20,550	715,346
Flir Systems, Inc.*	13,600	496,400
		1,408,014

Electronics - Component Distribution - 0.5%
O2Micro International Ltd.*	9,200	$206,080

Electronics - Semiconductors - 8.6%
Actel Corp.*	23,900	575,990
Microsemi Corp.*	29,900	734,942
Omnivision Technologies, Inc.*	11,800	651,950
ON Semiconductor Corp.*	30,900	199,305
Power Integrations, Inc.*	23,200	776,272
QuickLogic Corp.*	71,600	355,852
Silicon Laboratories, Inc.*	7,600	328,472
		3,622,783

Entertainment - 1.1%
NetFlix, Inc.*	8,600	470,334

Equipment - Semiconductors - 6.3%
Asyst Technologies, Inc.*	40,800	707,880
Axcelis Technologies, Inc.*	23,500	240,170
Brooks Automation, Inc.*	28,100	679,177
Rudolph Technologies, Inc.*	14,300	350,922
Varian Semiconductor Equipment Associates, Inc.*	15,400	672,826
		2,650,975

Gaming, Lottery, & Parimutuel - 1.5%
Multimedia Games, Inc.*	10,200	419,220
Station Casinos, Inc.	6,600	202,158
		621,378

Healthcare - Diversified - 0.6%
Martek Biosciences Corp.*	3,900	253,383

Healthcare - Drug - Generic, Other - 0.6%
MGI Pharma, Inc.*	5,800	238,670

Healthcare - Drug - Major Pharmaceutical - 6.6%
Able Laboratories, Inc.*	18,100	327,067
Bradley Pharmaceuticals, Inc.*	9,000	228,870
Cubist Pharmaceuticals, Inc.*	20,000	243,200
Eon Labs, Inc.*	7,100	361,745
Inveresk Research Group, Inc.*	18,100	447,613
KV Pharmaceutical Co.*	16,500	420,750
Pharmaceutical Resources, Inc.*	7,800	508,170
Taro Pharmaceuticals Industries Ltd.*	3,800	245,100
		2,782,515

Healthcare - Hospital Management - 0.7%
Province Healthcare Co.*	17,900	286,400

Healthcare - Longterm Care - 2.9%
Beverly Enterprises, Inc.*	73,800	633,942
Odyssey HealthCare, Inc.*	8,875	259,683
United Surgical Partners International, Inc.*	9,800	328,104
		1,221,729

Healthcare - Medical Products & Supplies - 5.9%
Advanced Neuromodulation Systems, Inc.*	19,400	$892,012
Closure Medical Corp.*	8,300	281,619
Cooper Co's, Inc.	10,700	504,291
CTI Molecular Imaging, Inc.*	2,100	35,511
Gen-Probe, Inc.*	7,400	269,878
Merit Medical Systems, Inc.*	23,244	517,411
		2,500,722

Healthcare - Special Services - 0.5%
Centene Corp.*	7,500	210,075

Household Furnishing & Appliances - 1.7%
Helen of Troy Ltd.*	30,800	713,020

Housewares - 0.8%
Entegris, Inc.*	26,600	341,810

Insurance - Life & Health - 0.5%
AMERIGROUP Corp.*	5,000	213,250

Investment Banking / Brokerage - 1.2%
Jefferies Group, Inc.	14,900	491,998

Machinery - Diversified - 0.5%
Actuant Corp.*	6,300	228,060

Manufacturing - Diversified - 3.5%
Alliance Gaming Corp.*	28,900	712,385
SigmaTel, Inc.*	18,600	459,048
VistaCare, Inc.*	8,600	302,290
		1,473,723

Manufacturing - Specialized - 1.2%
Global Imaging Systems, Inc.*	16,400	520,700

Office Equipment & Supplies - 1.0%
Nam Tai Electronics, Inc.	14,560	408,845

Oil - Domestic Integrated - 2.5%
Encore Acquisition Co.*	42,000	1,035,300

Oil & Gas - Exploration & Production - 3.6%
Forest Oil Corp.*	8,500	242,845
Patina Oil & Gas Corp.	10,600	519,294
Quicksilver Resources, Inc.*	11,400	368,220
Ultra Petroleum Corp.*	15,700	386,534
		1,516,893

Photography / Imaging - 0.6%
Zebra Technologies Corp.*	3,600	238,932

Retail - Home Shopping - 1.0%
Insight Enterprises, Inc.*	21,500	404,200

Retail - Specialty - 0.9%
Guitar Center, Inc.*	11,800	384,444

Retail - Specialty Apparel - 2.0%
AnnTaylor Stores Corp.*	11,300	$440,700
Too, Inc.*	24,500	413,560
		854,260

Services - Advertising / Marketing - 0.5%
Harris Interactive, Inc.*	22,900	190,070

Services - Commercial & Consumer - 8.9%
Aaron Rents, Inc. (Class B)	11,350	228,475
ASE Test Ltd.*	28,100	420,657
Bright Horizons Family Solutions, Inc.*	10,900	457,800
Corporate Executive Board Co.*	12,800	597,376
Digitas, Inc.*	59,500	554,540
Getty Images, Inc.*	4,800	240,624
ITT Educational Services, Inc.*	8,200	385,154
Modem Media, Inc.*	32,300	263,891
Resources Connection, Inc.*	700	19,117
Strayer Education, Inc.	2,100	228,543
United Rentals, Inc.*	17,300	333,198
		3,729,375

Services - Computer Systems - 1.6%
CACI International, Inc.*	11,300	549,406
Digital River, Inc.*	5,000	110,500
		659,906

Services - Employment - 2.6%
Labor Ready, Inc.*	35,300	462,430
MPS Group, Inc.*	69,400	648,890
		1,111,320

Services - Facility - 1.4%
Tetra Tech, Inc.*	23,500	584,210

Telecommunications - Cell / Wireless - 1.1%
Powerwave Technologies, Inc.*	60,000	459,000

Textiles - Apparel - 0.5%
Quiksilver, Inc.*	12,900	228,717

Trucks & Parts - 1.5%
Wabash National Corp.*	22,100	647,530

Waste Management - 1.6%
Schnitzer Steel Industries, Inc.	5,200	314,600
Stericycle, Inc.*	7,900	368,930
		683,530

Total Equity Securities (Cost $33,990,018)		41,799,855

TOTAL INVESTMENTS (Cost $33,990,018) - 99.3%		41,799,855
Other assets and liabilities, net - 0.7%		295,731
Net Assets - 100%		$42,095,586

Net Assets Consist of:
Paid-in capital applicable to 1,592,229 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized		$78,999,633
Accumulated net realized gain (loss) on investments		(44,713,884)
Net unrealized appreciation (depreciation) on investments		7,809,837

Net Assets		$42,095,586

Net Asset Value per Share		$26.44

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipt

See notes to financial statements.

Small Capitalization Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income (Loss)
Investment Income:
Dividend income	$59,666
Total investment income	59,666

Expenses:
Investment advisory fee	304,057
Transfer agent fees and expenses	13,082
Accounting fees	14,570
Directors' fees and expenses	3,542
Administrative fees	50,000
Custodian fees	45,979
Reports to shareholders	437
Professional fees	16,208
Miscellaneous	2,124
Total expenses	449,999
Reimbursement from Advisor	(79,380)
Fees paid indirectly	(12,905)
Net expenses	357,714

Net Investment Income (Loss)	(298,048)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain	4,838,429
Change in unrealized appreciation (depreciation)	7,181,124

Net Realized and Unrealized Gain
(Loss) on Investments	12,019,553

Increase (Decrease) in Net Assets
Resulting From Operations	$11,721,505

See notes to financial statements.

Small Capitalization Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($298,048)	($384,102)
Net realized gain (loss) on investments	4,838,429	(11,841,891)
Change in unrealized appreciation (depreciation)	7,181,124	(6,652,896)

Increase (Decrease) in Net Assets
Resulting From Operations	11,721,505	(18,878,889)

Capital share transactions:
Shares sold	21,384,964	88,126,839
Shares redeemed	(22,773,129)	(100,265,843)
Total capital share transactions	(1,388,165)	(12,139,004)

Total Increase (Decrease) in Net Assets	10,333,340	(31,017,893)

Net Assets
Beginning of year	31,762,246	62,780,139
End of year	$42,095,586	$31,762,246

Capital Share Activity
Shares sold	975,672	3,439,367
Shares redeemed	(1,051,449)	(3,906,559)
Total capital share activity	(75,777)	(467,192)

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:   The Ameritas Small Capitalization Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolios. For its services, the Advisor receives a monthly fee based on an annual rate of .85% of the Portfolio's average daily net assets. Under the terms of the agreement, $30,988 was payable at year end.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is 1.00%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000. Under the terms of the agreement, $4,247 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $58,488,459 and $59,244,964, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $34,040,399. Net unrealized appreciation aggregated $7,759,456, of which $8,377,498 related to appreciated securities and $618,042 related to depreciated securities. Net realized capital loss carryforwards for federal income tax purposes of $299,095, $32,461,740, and $11,902,668 at December 31, 2003 may be utilized to offset future capital gains until expiration in December 2008, December 2009, and December 2010, respectively.

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($44,663,503)
Unrealized appreciation (depreciation)	7,759,456
Total	($36,904,047)

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the treatment of net operating losses.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2003. For the year ended December 31, 2003, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$392	1.77%	$143,140	March 2003

Financial Highlights

		Years Ended
	December 31,	December 31,	December 31,
Small Capitalization Portfolio	2003	2002	2001
Net asset value, beginning	$19.04	$29.40	$40.42
Income from investment operations
Net investment income (loss)	(.19)	(.23)	(.14)
Net realized and unrealized gain (loss)	7.59	(10.13)	(10.88)
Total from investment operations	7.40	(10.36)	(11.02)
Total increase (decrease) in net asset value	7.40	(10.36)	(11.02)
Net asset value, ending	$26.44	$19.04	$29.40

Total return*	38.87%	(35.24%)	(27.26%)
Ratios to average net assets:
Net investment income (loss)	(.83%)	(.91%)	(.48%)
Total expenses	1.26%	1.16%	1.11%
Expenses before offsets	1.04%	1.05%	1.02%
Net expenses	1.00%	1.00%	1.00%
Portfolio turnover	169%	140%	252%
Net assets, ending (in thousands)	$42,096	$31,762	$62,780

		Periods Ended
		December 31,	December 31,
Small Capitalization Portfolio		2000	1999(z)
Net asset value, beginning		$56.42	$44.05
Income from investment operations
Net investment income (loss)		(.18)	(0.05)
Net realized and unrealized gain (loss)		(15.55)	12.86
Total from investment operations		(15.73)	12.81
Distributions from
Net realized gains		(.27)	(0.44)
Total increase (decrease) in net asset value		(16.00)	12.37
Net asset value, ending		$40.42	$56.42

Total return*		(27.90%)	29.10%
Ratios to average net assets:
Net investment income (loss)		(.33%)	(.54%) (a)
Total expenses		1.00%	1.00% (a)
Expenses before offsets		.93%	.90% (a)
Net expenses		.91%	.90% (a)
Portfolio turnover		217%	21%
Net assets, ending (in thousands)		$90,017	$125,577

(a) Annualized

* Not annualized for periods less than one year.

(z) From November 1, 1999 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Ameritas

Small Company Equity Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report

December 31, 2003

Ameritas Small Company Equity Portfolio

Fund within Calvert Variable Series, Inc.

Annual Report, December 31, 2003

3                      Portfolio Manager Remarks

5                      Independent Auditors' Report

6                      Schedule of Investments

9                      Statement of Assets and Liabilities

10                    Statement of Operations

11                    Statements of Changes in Net Assets

12                    Notes to Financial Statements

15                    Financial Highlights

16                    Explanation of Financial Tables

18                    Director and Officer Information Table

************************************************************************************************************************

Ameritas Small Company Equity Portfolio

Portfolio within Calvert Variable Series, Inc.

Managed by David L. Babson & Company

A word from portfolio management:

Performance

During the annual period ended December 31, 2003, the portfolio generated positive returns of 35.91%.  However, the portfolio lagged its benchmark, the Russell 2000 Index, which returned 47.25% over the same time period.  We underperformed the benchmark due to our quality focus as we seek companies with little debt, steady business models, and strong management.  Russell industry sectors that were particularly challenging for us were autos and transportation, and consumer discretionary  (we don't own automotive parts suppliers which have high operating leverage or retailers which struggle to maintain a competitive advantage) as well as healthcare and technology (both sectors include start-up companies with no hope of earnings for several years).

Markets & Investment Climate

Equity markets were clearly led by the lowest quality stocks for the fourth quarter and full year of 2003.  If you look at Russell 2000 performance by P/E ratio, you will note that the highly speculative start-up stocks (no P/E because they're losing money) generally led returns. However, very low P/E stocks also performed well. If you look at the Russell 2000 by Return on Assts (ROA), you will see similar performance as very low and very high ROA companies generally outperformed. If you look at S&P 500 performance by debt rating, those with the poorest debt rating generally outperformed.  If you look at Russell 2000 performance by Beta, you will generally find that those companies with a Beta of 1.2 or lower had returns of less than 50% while those with Betas greater than 1.2 generally enjoyed returns greater than 50% with the highest Betas in the 2.2-6.4 range achieving an average return of over 80%.  Beta is a statistic that suggests the historic volatility of a stock. So, growth or value managers could participate in this market -- but quality managers would be bound to lag, as we did.

The reason behind the run is up for debate. Money supply growth, low interest rates, Federal tax cuts, and Federal deficit spending are factors stimulating an economic recovery. Is the recovery sustainable, given the massive magnitude of government stimulus?  Regardless of the macro environment, we will continue to look for high-quality companies with sustainable growth opportunities that should outperform the market over the longer-term.

Small Company Equity Portfolio1

Comparison of change in value of a hypothetical $10,000 investment.2

Average Annual Total Return
(period ended 12.31.03)
One year	35.91%
Since inception (1.2.01)	18.62%

1Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

2For comparison purposes, Portfolio and Index performance is shown from the month end date of 12.31.00.

Past performance does not indicate future results.

Investment Strategy

We have referred to our investment style as quality at a reasonable price or QARP, as opposed to a conventional style called growth at a reasonable price, or GARP. We want to convey that we focus on the sustainability of EPS growth versus growth for the next quarter or year. So, we examine balance sheets, financial statement notes, leverage ratios, profitability ratios, product viability, and management character, not to mention the valuation of the business we are buying into.

Our quality focus was clearly a problem as we seek companies with little debt, steady business models, and strong management.  Russell industry sectors that were particularly challenging for us were autos and transportation, and consumer discretionary  (we don't own automotive parts suppliers which have high operating leverage or retailers which struggle to maintain a competitive advantage) as well as healthcare and technology (both sectors include start-up companies with no hope of earnings for several years).

Outlook

As always, the future is uncertain. Fiscal and monetary policy are very stimulative, which should drive the U.S. economy, but there are signs that this recovery may be difficult to sustain beyond 2004. Mortgage and other consumer debt are at records relative to individual income, and the U.S. dollar has significantly depreciated relative to other currencies. The only thing we can do is what we've always done -- continue to look for well-run companies in a strong competitive position that we believe can outperform average companies over the long term

Independent Auditors' Report

The Board of Directors of Calvert Variable Series, Inc. and

Shareholders of Ameritas Small Company Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ameritas Small Company Equity Portfolio (the "Fund"), a series of Calvert Variable Series, Inc., as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameritas Small Company Equity Portfolio of Calvert Variable Series, Inc., as of December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 13, 2004

Small Company Equity Portfolio

Schedule of Investments

December 31, 2003

Equity Securities - 94.7%	Shares	Value
Auto Parts & Equipment - 1.0%
Aftermarket Technology, Corp.*	17,400	$238,728

Banks - Regional - 5.7%
Boston Private Financial Holdings, Inc.	11,600	288,144
Financial Institutions, Inc.	7,300	206,079
First Republic Bank	8,850	316,830
Sterling Bancorp	17,805	507,442
		1,318,495

Broadcast - Television, Radio, & Cable - 3.5%
Lin TV Corp.*	12,100	312,301
Saga Communications, Inc.*	27,450	508,649
		820,950

Building Materials - 1.5%
ElkCorp	13,100	349,770

Communications Equipment - 2.5%
Bel Fuse, Inc. (Class B)	18,000	587,340

Computers - Software & Services - 4.6%
Ansoft Corp.*	30,000	384,900
eSpeed, Inc.*	15,600	365,196
Onesource Information Service, Inc.*	32,400	305,208
		1,055,304

Consumer - Jewelry, Novelty, & Gifts - 0.5%
Fossil, Inc.*	4,200	117,642

Distributors - Food & Health - 0.7%
Performance Food Group Co.*	4,500	162,765

Electrical Equipment - 9.2%
AZZ, Inc.*	16,300	217,605
Baldor Electric Co.	10,600	242,210
Excel Technology, Inc.*	18,400	604,624
LSI Industries, Inc.	38,625	521,438
Spectrum Control, Inc.*	26,100	207,782
Woodhead Industries, Inc.	19,500	329,550
		2,123,209

Electronics - Component Distribution - 0.6%
Rogers Corp.*	3,300	145,596

Electronics - Defense - 1.3%
EDO Corp.	12,600	310,590

Electronics - Instrument - 3.3%
Ii-Vi, Inc.*	19,100	492,780
Methode Electronics, Inc.	7,300	89,279
Newport Corp.*	11,300	186,789
		768,848

Electronics - Semiconductors - 5.1%
Actel Corp.*	19,000	$457,900
Micrel, Inc.*	34,900	543,742
Micro Linear Corp.*	33,600	187,824
		1,189,466

Equipment - Semiconductors - 1.9%
Mykrolis Corp.*	27,400	440,592

Financial - Diversified - 1.5%
National Processing, Inc.*	14,800	348,540

Healthcare - Drug - Generic, Other - 1.8%
Valeant Pharmaceuticals International	16,100	404,915

Healthcare - Drug - Major Pharmaceutical - 2.4%
Pharmaceutical Resources, Inc.*	3,100	201,965
Taro Pharmaceuticals Industries Ltd*	5,600	361,200
		563,165

Homebuilding - 1.2%
Palm Harbor Homes, Inc.*	15,900	284,133

Insurance - Property & Casualty - 3.4%
Aspen Insurance Holdings Ltd*	700	17,367
Donegal Group, Inc.	8,432	185,673
Infinity Property & Casualty Corp.	11,100	366,855
Philadelphia Consolidated Holding Co.*	4,500	219,735
		789,630

Insurance Brokers - 1.6%
Corvel Corp.*	9,900	372,240

Investment Banking / Brokerage - 2.2%
Jefferies Group, Inc.	15,100	498,602

Leisure Time - Products - 1.9%
Marine Products Corp.	23,300	438,040

Machinery - Diversified - 3.5%
Kaydon Corp .	16,500	426,360
Met-Pro Corp.	23,699	382,739
		809,099

Manufacturing - Diversified - 1.8%
Carlisle Co.'s, Inc.	5,900	359,074
Quality Distribution, Inc.*	2,600	50,830
		409,904

Manufacturing - Specialized - 5.7%
Dionex Corp.*	8,300	381,966
Regal-Beloit Corp.	12,200	268,400
Robbins & Myers, Inc.	9,500	180,405
Teleflex, Inc.	9,900	478,467
		1,309,238

Metal Fabricators - 0.7%
Hardinge, Inc.	13,700	158,646

Oil & Gas - Drilling & Equipment - 6.0%
Rowan Co.'s, Inc.*	18,800	$435,596
Tidewater, Inc.	8,900	265,932
Unit Corp.*	17,900	421,545
W-H Energy Services, Inc.*	16,200	262,440
		1,385,513

Restaurants - 1.5%
Benihana, Inc.*	4,900	64,680
Rare Hospitality International, Inc.*	11,750	287,170
		351,850

Retail - Home Shopping - 1.1%
Sportsman's Guide, Inc.*	14,700	252,090

Retail - Specialty - 3.5%
Big 5 Sporting Goods Corp.*	23,400	490,230
Michaels Stores, Inc.	7,300	322,660
		812,890

Savings & Loan Companies - 5.1%
CFS Bancorp, Inc.	14,150	209,986
First Essex Bancorp, Inc.	5,700	331,398
First Niagara Financial Group, Inc.	16,200	241,542
Webster Financial Corp.	8,500	389,810
		1,172,736

Services - Advertising / Marketing - 2.0%
Advo, Inc.	14,700	466,872

Services - Commercial & Consumer - 2.4%
Arbitron, Inc.*	7,200	300,384
Rewards Network, Inc.*	24,800	264,368
		564,752

Shipping - 1.5%
RPC, Inc.	31,700	348,383

Truckers - 2.5%
Knight Transportation, Inc.*	10,050	257,782
Landstar System, Inc.*	8,200	311,928
		569,710

Total Equity Securities (Cost $18,342,400)		21,940,243

Total Investments (Cost $18,342,400) - 94.7%		21,940,243
Other assets and liabilities, net - 5.3%		1,229,502
Net Assets - 100%		$23,169,745

* Non-income producing security.

See notes to financial statements.

Small Company Equity Portfolio

Statement of Assets and Liabilities

December 31, 2003

Assets
Investments in securities, at value (Cost $18,342,400) - See accompanying schedule	$21,940,243
Cash	1,312,685
Receivable for securities sold	64,354
Receivable for shares sold	5,483
Dividends and interest receivable	7,420
Other assets	325
Total assets	23,330,510

Liabilities
Payable for securities purchased	59,666
Payable for shares redeemed	54,994
Payable to Calvert Asset Management Company, Inc.	23,669
Payable to Calvert Administrative Services Company	4,247
Accrued expenses and other liabilities	18,189
Total liabilities	160,765
Net assets	$23,169,745

Net Assets Consist of:
Paid-in capital applicable to 989,738 shares of common
stock outstanding; $0.01 par value, 1,000,000,000 shares authorized	$18,837,532
Accumulated net realized gain (loss) on investments	734,370
Net unrealized appreciation (depreciation) on investments	3,597,843

Net Assets	$23,169,745

Net Asset Value per Share	$23.41

See notes to financial statements.

Small Company Equity Portfolio

Statement of Operations

Year Ended December 31, 2003

Net Investment Income
Investment Income:
Dividend income	$130,650
Total investment income	130,650

Expenses:
Investment advisory fee	207,097
Transfer agent fees and expenses	12,256
Accounting fees	11,634
Directors' fees and expenses	1,948
Administrative fees	50,000
Custodian fees	29,238
Reports to shareholders	466
Professional fees	15,063
Miscellaneous	794
Total expenses	328,496
Reimbursement from Advisor	(38,753)
Fees paid indirectly	(12,381)
Net expenses	277,362

Net Investment Income (Loss)	(146,712)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	1,813,271
Change in unrealized appreciation (depreciation)	4,104,193

Net Realized and Unrealized Gain
(Loss) on Investments	5,917,464

Increase (Decrease) in Net Assets
Resulting From Operations	$5,770,752

See notes to financial statements.

Small Company Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income (loss)	($146,712)	($127,717)
Net realized gain (loss) on investments	1,813,271	(322,041)
Change in unrealized appreciation (depreciation)	4,104,193	(1,494,127)

Increase (Decrease) in Net Assets
Resulting From Operations	5,770,752	(1,943,885)

Distributions to shareholders from:
Net realized gain	(747,979)	(224,623)

Capital share transactions:
Shares sold	5,254,200	16,343,237
Reinvestment of distributions	747,979	224,623
Shares redeemed	(4,366,155)	(9,732,065)
Total capital share transactions	1,636,024	6,835,795

Total Increase (Decrease) in Net Assets	6,658,797	4,667,287

Net Assets
Beginning of year	16,510,948	11,843,661
End of year	$23,169,745	$16,510,948

Capital Share Activity
Shares sold	254,104	826,216
Reinvestment of distributions	31,586	12,727
Shares redeemed	(224,241)	(519,277)
Total capital share activity	61,449	319,666

See notes to financial statements.

Notes to Financial Statements

NOTE A --- SIGNIFICANT ACCOUNTING POLICIES

General:   The Ameritas Small Company Equity Portfolio (the "Portfolio"), a series of Calvert Variable Series, Inc. ("CVS" or the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of sixteen separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund offers its shares, without sales charge, only for purchase by insurance companies for allocation to their variable accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

NOTE B -- RELATED PARTY TRANSACTIONS

Ameritas Investment Corp. ("AIC") (the "Advisor") is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company, which in turn is a joint venture of Ameritas Life Insurance Corp. ("ALIC"), a stock life insurance company.  ALIC is wholly-owned by Ameritas Holding Company, which in turn, is wholly-owned by Ameritas Acacia Mutual Holding Company ("Ameritas Acacia").  Both AIC and Calvert Group, Ltd. ("Calvert"), are indirectly owned subsidiaries of Ameritas Acacia.

The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1.12% of the Portfolio's average daily net assets.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2003. The contractual expense cap is 1.50%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company ("CASC"), a subsidiary of Calvert and Acacia Mutual, provides administrative services for the Portfolio. For its services, CASC receives an annual fee, payable monthly, of .05% of the Portfolio's average daily net assets, or a minimum of $50,000.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert and Acacia Mutual, acts as shareholder servicing agent for the Portfolio. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not affiliated with the Advisor received a fee of $1,500 for each Board meeting attended plus an annual fee of $15,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C -- INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $10,041,963 and $9,412,019, respectively.

The cost of investments owned at December 31, 2003 for federal income tax purposes was $18,366,435. Net unrealized appreciation aggregated $3,573,808, of which $4,031,055 related to appreciated securities and $457,247 related to depreciated securities.

The tax character of dividends and distributions paid during the years ended December 31, 2003, and December 31, 2002 were as follows:

Distributions paid from:	2003	2002
Ordinary income	--	$224,623
Long-term capital gain	$747,979	--
Total	$747,979	$224,623

As of December 31, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gain	$758,405
Unrealized appreciation (depreciation)	3,573,808
Total	$4,332,213

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications are due to the treatment of real estate investment trusts and net operating losses.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

NOTE D -- LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. For the year ended December 31, 2003, there were no borrowings by the Portfolio under the agreement.

Financial Highlights

		Periods Ended
	December 31,	December 31,	December 31,
Small Company Equity Portfolio	2003	2002	2001(z)
Net asset value, beginning	$17.79	$19.46	$15.00
Income from investment operations
Net investment income (loss)	(.15)	(.14)	(.08)
Net realized and unrealized gain (loss)	6.55	(1.29)	4.94
Total from investment operations	6.40	(1.43)	4.86
Distributions from:
Net realized gain	(.78)	(.24)	(.40)
Total increase (decrease) in net asset value	5.62	(1.67)	4.46
Net asset value, ending	$23.41	$17.79	$19.46

Total return*	35.91%	(7.32%)	32.42%
Ratios to average net assets:
Net investment income (loss)	(.79%)	(.76%)	(.67%) (a)
Total expenses	1.78%	1.82%	2.38% (a)
Expenses before offsets	1.57%	1.64%	1.97% (a)
Net expenses	1.50%	1.50%	1.50% (a)
Portfolio turnover	55%	46%	75%
Net assets, ending (in thousands)	$23,170	$16,511	$11,844

(a) Annualized

* Not annualized for periods less than one year.

(z) From January 2, 2001 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Director	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
ALICE GRESHAM DOB: 05/17/50	Director	1999	Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	16	The Levine School of Music Council on Legal Education Opportunity

M. CHARITO KRUVANT

DOB: 12/08/45	Director	1999	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank
CYNTHIA MILLIGAN DOB: 04/11/46	Director	1999	Dean, College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	16	Wells Fargo Company Gallup, Inc. W.K. Kellogg Foundation Raven Industries Omaha Branch of Kansas City Federal Reserve Bank

ARTHUR J. PUGH

DOB: 09/24/37	Director	1982	Retired executive.	27	Acacia Federal Savings Bank
WILLIAM J. ATHERTON DOB: 01/15/39 (interested Director)	Director & President	1999	President and Director of Ameritas Variable Life Insurance Company, a subsidiary of Ameritas Life and Ameritas Acacia Mutual Holding Company, which manufactures and distributes variable and fixed life and annuity policies. He was formerly President and Director of North American Security Life Insurance Company of Boston, MA.	16	AMAL Corporation
THOMAS C. GODLASKY DOB: 10/30/55 (interested Director)	Director	1999	Executive Vice President and Chief Investment Officer of AmerUs Group and President of AmerUS Capital Management, Inc. He was formerly a Manager of Fixed Income products at Providian Corp. He is also a Chartered Financial Analyst.	16

AmerUs Home Lending

AmerUs Annuity Group

Ameritas Variable Life Insurance Co.

Ameritas Investment Corporation

AmerUs Group Foundation

Bankers Life Insurance Co. of New York

Inflective Asset Mgmt.

AmerUs Capital Mgmt.

BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Director)

	Director & Chair-person	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

ROBERT J. O’MEARA DOB: 12/12/62	Officer	1999	Assistant Vice President, Investment Funds Administrator and Budget Administrator of Ameritas Variable Life Insurance Company. Prior to that he was Finance Officer for First National Bank of Omaha.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's Advisor and its affiliates. Mr. Atherton is an interested person of the Fund since he is an officer of an affiliated company of the Fund's Advisor. Mr. Godlasky is an interested person of the Fund since he is a director of the Fund's Advisor and its affiliates.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.


Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

 Fiscal Year ended 12/31/02

 Fiscal Year ended 12/31/03

 $

 %*

 $

 % *

 (a) Audit Fees

 $159,700

 -

 $206,800

 -

 (b) Audit-Related   Fees

 $    -

 0%

 $    -

   0%

 (c) Tax Fees (tax return preparation and filing for the registrant)

 $ 34,200

 0%

 $35,200

   0%

 (d) All Other Fees

 $___-___

 0%

 $___-___

 0%

 Total

 $193,900

 0%

 $242,000

 0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to preapprove)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to preapprove all services provided to the Registrant, and to the Registrant's Investment
Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the
Registrant.    The Registrant's Audit Committee Charter provides that the Committee may delegate its authority to preapprove certain matters to the Audit Committee Chair; however, as of the last day of the reporting period, this authority had not been delegated.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant:

 Fiscal Year ended 12/31/02

 Fiscal Year ended 12/31/03

 $   -

 0%*

 $ 66,000

 0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to preapprove)

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of
Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5.  Listed Company Audit Committee Standards.

            Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)       The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)       There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.   Exhibits.

(a)       A copy of registrant's Code of Ethics.

            Attached hereto.

(b)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            Chairman -- Principal Executive Officer

Date: March 4, 2004

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            Chairman -- Principal Executive Officer

Date: March 4, 2004

            /s/  Ronald
Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 4, 2004